Filed pursuant to Rule 497
Registration Statement No. 333-151930
PROSPECTUS SUPPLEMENT
(To Prospectus dated April 16, 2009)

1,300,000 Shares

Common Stock

We are offering 1,300,000 shares of our common stock. These shares may be offered at a discount from our most recently determined net asset value per share pursuant to authority granted by our stockholders at the annual meeting of stockholders held on May 6, 2009. Our current authority to offer shares at a price below net asset value per share ends on May 5, 2010. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Risk Factors” beginning on page S-6 and on page 13 of the accompanying prospectus, and “Sales of Common Stock Below Net Asset Value” on page S-26 of this prospectus supplement and on page 93 of the accompanying prospectus.

Our common stock is listed on the Nasdaq Global Market under the symbol “TCAP.” The last reported sale price on August 6, 2009 was $10.42 per share. Our net asset value per share was $11.31 as of June 30, 2009.

Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, or by telephone by calling collect at (919) 719-4770, or on our website at www.tcap.com. The information on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Investing in our common stock is speculative and involves numerous risks, including the risk associated with the use of leverage. For more information regarding these risks, please see “Risk Factors” beginning on page S-6 of this prospectus supplement and on page 13 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if either this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public offering price	$10.42	$13,546,000
Underwriting discount (5.00)%	$0.52	$676,000
Proceeds to us before expenses(1)	$9.90	$12,870,000

(1)	Before deducting estimated expenses payable by us of approximately $205,000.

The underwriters have the option to purchase up to an additional 195,000 shares of common stock at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus supplement solely to cover any over-allotments. If the over-allotment option is exercised in full, the total public offering price will be $15,577,900, and the total underwriting discount (5.00%) will be $777,400. The proceeds to us would be $14,800,500, before deducting estimated expenses payable by us of $205,000.

The underwriters expect to deliver the shares on or about August 12, 2009.

RBC Capital Markets	BB&T Capital Markets	Morgan Keegan & Company, Inc.
          A Division of Scott & Stringfellow, LLC

Sterne Agee

The date of this prospectus supplement is August 6, 2009.

PROSPECTUS SUPPLEMENT

ABOUT THIS PROSPECTUS

This document is in two parts. The first part is the prospectus supplement, which describes the specific terms of the common stock we are offering and certain other matters relating to us. The second part, the accompanying prospectus, gives more general information about the common stock which we may offer from time to time, some of which may not apply to the common stock offered by this prospectus supplement. For information about our common stock, see “Description of Our Securities” in the accompanying prospectus.

If information varies between this prospectus supplement and the accompanying prospectus, you should rely only on such information in this prospectus supplement. The information contained or incorporated by reference in this prospectus supplement supersedes any inconsistent information included or incorporated by reference in the accompanying prospectus. In various places in this prospectus supplement and the accompanying prospectus, we refer you to other sections of such documents for additional information by indicating the caption heading of such other sections. The page on which each principal caption included in this prospectus supplement and the accompanying prospectus can be found is listed in the table of contents above. All such cross references in this prospectus supplement are to captions contained in this prospectus supplement and not in the accompanying prospectus, unless otherwise stated.

Unless we have indicated otherwise, all information in this prospectus supplement assumes that the underwriters do not exercise their option to purchase additional shares from us to cover any over-allotments. Unless we have indicated otherwise, or the context otherwise requires, references in this prospectus supplement to “$” or “dollar” are to the lawful currency of the United States.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS SUPPLEMENT, THE ACCOMPANYING PROSPECTUS AND ANY DOCUMENTS INCORPORATED BY REFERENCE IS ACCURATE ONLY AS OF THE RESPECTIVE DATES OF SUCH INFORMATION, REGARDLESS OF THE TIME OF DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS OR ANY SALES OF THE SHARES OF COMMON STOCK. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THOSE DATES.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand the terms of the common stock offered hereby, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the sections titled “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Available Information” and the financial statements contained elsewhere in this prospectus supplement and the accompanying prospectus. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ over-allotment option.

Triangle Capital Corporation is a Maryland corporation incorporated on October 10, 2006, for the purpose of acquiring Triangle Mezzanine Fund LLLP, or Triangle SBIC, and its general partner, Triangle Mezzanine LLC, or TML, raising capital in its Initial Public Offering, or IPO, which closed on February 21, 2007 and, thereafter, operating as an internally managed business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Triangle SBIC is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Simultaneously with the consummation of our IPO, we acquired all of the equity interests in Triangle SBIC and TML as described elsewhere in the accompanying prospectus under “Formation Transactions,” whereby Triangle SBIC became our wholly owned subsidiary. Unless otherwise noted in this prospectus supplement or the accompanying prospectus, the terms “we,” “us,” “our” and “Triangle” refer to Triangle SBIC prior to the IPO and to Triangle Capital Corporation and its subsidiaries currently existing.

Triangle Capital Corporation

Triangle Capital Corporation is a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States. We define lower middle market companies as those having annual revenues between $10.0 and $100.0 million. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests.

We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $75.0 million and annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $2.0 and $20.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.

Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We are continuing to operate Triangle SBIC as an SBIC and to utilize the proceeds of the sale of SBA guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of June 30, 2009, we had investments in 33 portfolio companies, with an aggregate cost of $185.4 million.

Our principal executive offices are located at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, and our telephone number is (919) 719-4770. We maintain a website on the Internet at www.tcap.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Our Business Strategy

We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments by:

•	Focusing on Underserved Markets. We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•	Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•	Leveraging the Experience of Our Management Team. Our senior management team has more than 100 years of combined experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, specialty finance companies, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in-depth understanding of the strategic, financial and operational opportunities associated with lower middle market companies. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•	Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, allowing us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to attending regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•	Taking Advantage of Low Cost Debentures Guaranteed by the SBA. Our license to do business as an SBIC allows us to issue ten-year, fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, which allows us to finance our operations on more favorable terms than other BDCs utilizing traditional leverage.

•	Investing Across Multiple Industries. While we focus our investments in lower middle market companies, we seek to invest across various industries. We monitor our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•	Utilizing Long-Standing Relationships to Source Deals. Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

Our Investment Criteria

We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•	Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $2.0 million. We do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•	Experienced Management Teams With Meaningful Equity Ownership. Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is more committed to a portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Strong Competitive Position. We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•	Varied Customer and Supplier Base. We prefer to invest in companies that have a varied customer and supplier base. Companies with a varied customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•	Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Recent Developments

After recent consideration, our Board of Directors and compensation committee determined that it would be in the best interests of the Company and our stockholders if our executive officers’ employment agreements were not renewed for additional one-year terms. Effective February 21, 2009, each of our executive officers is employed by us on an at-will basis. As such, each executive officer continues to be paid a base salary and is eligible to receive cash bonuses and equity incentives in the discretion of our Board of Directors and compensation committee.

In June 2009, Triangle SBIC received a new leverage commitment from the SBA which increased Triangle SBIC’s ability to issue SBA guaranteed debentures from $130.6 million up to the maximum statutory limit of $150.0 million.

On July 30, 2009, we invested $7.5 million in subordinated debt of Frozen Specialties, Inc., a leading manufacturer of private label frozen pizzas and pizza bites, sold primarily through the retail grocery channel.

On August 5, 2009, Mark M. Gambill was elected by our Board of Directors to fill a vacant seat created in August 2008. In addition, he has been appointed as a member of our nominating and corporate governance committee. Mr. Gambill is a co-founder and current Chairman of Cary Street Partners, a Richmond, Virginia based advisory and wealth management firm. From 1972 to 1999, Mr. Gambill was employed by Wheat First Butcher Singer (“Wheat”). He served as head of Wheat’s capital markets group in the late 1980s, where he was responsible for investment banking, public finance, taxable fixed income, municipal sales and trading, equity sales, trading and research. He became President of Wheat in 1996. Wheat merged with First Union Corporation in January 1998. Subsequent to Wheat’s merger with First Union, Mr. Gambill served as President of Wheat First Union. He later was named Head of Equity Capital Markets of Wheat First Union. He currently serves on the Board of Directors of Speedway Motorsports, Inc. (NYSE: TRK) where he is Chairman of its audit committee and a member of its compensation committee. Mr. Gambill is also a director of NewMarket Corporation (NYSE: NEU) and serves on its audit committee. Mr. Gambill graduated summa cum laude from Hampden-Sydney College.

The Offering

Common stock offered by us	1,300,000 shares

Common stock outstanding prior to this offering	8,332,942 shares

Common stock to be outstanding after this offering(1)	9,632,942 shares

Over-allotment option	195,000 shares

Use of proceeds	The net proceeds from this offering (without exercise of the over-allotment option and before deducting estimated expenses payable by us of approximately $205,000) will be $12,870,000.

We intend to use the net proceeds from selling our common stock to make investments in lower middle market companies, including investments made through Triangle SBIC, in accordance with our investment objective and strategies and for working capital and general corporate purposes. See “Use of Proceeds” in this prospectus supplement for more information.

Dividends and distributions	Our dividends and other distributions, if any, are determined and declared by our Board of Directors from time to time. On June 18, 2009, our Board of Directors declared a quarterly dividend of $0.40 per share which was paid on July 23, 2009. Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our Regulated Investment Company (“RIC”) status, compliance with applicable Business Development Company (“BDC”) regulations, our compliance with applicable Small Business Investment Company (“SBIC”) regulations and such other factors as our Board of Directors may deem relevant from time to time. We typically pay quarterly dividends and may pay other distributions to our stockholders out of assets legally available for distribution.

Taxation	We have elected to be treated as a RIC. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Risk factors	See the “Risk Factors” section beginning on page S-6 of this prospectus supplement and on page 13 of the accompanying prospectus.

Nasdaq Global Market symbol	“TCAP”

(1)	The number of shares of common stock to be outstanding after this offering is based on 8,332,942 shares outstanding as of August 6, 2009 and, unless we indicate otherwise, excludes (i) 650,921 shares of common stock reserved for issuance under our equity incentive plan, and (ii) 195,000 shares of common stock that the underwriters have an option to purchase pursuant to their over-allotment option.

FEES AND EXPENSES

The following table is intended to assist you in understanding our and Triangle SBIC’s consolidated costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you,” “us” or “Triangle,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	5.00	%(1)
Offering expenses (as a percentage of offering price)	1.51	%(2)
Dividend reinvestment plan expenses	—	(3)

Total stockholder transaction expenses (as a percentage of offering price)	6.51%
Annual Expenses (as a percentage of net assets attributable to common stock):
Interest payments on borrowed funds	7.78%
Other expenses	6.82	%(4)

Total annual expenses	14.60	%(5)

(1)	The underwriting discount with respect to our common stock sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	The offering expenses of this offering are estimated to be approximately $205,000. If the underwriters exercise their over-allotment option in full, the offering expenses borne by us (as a percentage of the offering price) will be 1.32%.

(3)	The expenses of administering our dividend reinvestment plan are included in “Other expenses.”

(4)	Other expenses represent our estimated annual operating expenses, excluding interest payments on borrowed funds. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

(5)	The total annual expenses are the sum of interest payments on borrowed funds and other expenses. “Total annual expenses” as a percentage of average net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of average net assets, rather than average total assets, which includes assets that have been funded with borrowed money. If the “Total annual expenses” percentage were calculated instead as a percentage of average total assets, we estimate that our “Total annual expenses” would be approximately 6.34% of average total assets.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 5.0% (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$200	$456	$663	$1,026

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The table above does not reflect additional SBA leverage that we intend to employ in the future. “Other expenses” are based on estimated amounts for the current fiscal year. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus supplement and in the accompanying prospectus, before you decide whether to make an investment in our common stock. The risks set forth below and on page 13 of the accompanying prospectus are not the only risks we face. If any of the adverse events or conditions described below occurs, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value (“NAV”) and the trading price of our common stock could decline; we could reduce or eliminate our dividend; and you could lose all or part of your investment.

Recent developments may increase the risks associated with our business and an investment in us.

The U.S. economy and financial markets have been experiencing a high level of volatility, disruption and stress, which was exacerbated by the failure of several major financial institutions in the last few months of 2008. In addition, the U.S. economy has entered a recession, which is likely to be severe and prolonged. Similar conditions have occurred in the financial markets and economies of numerous other countries and could worsen, both in the U.S. and globally. These conditions have raised the level of many of the risks described in the accompanying prospectus and could have an adverse effect on our portfolio companies and on their results of operations, financial conditions, access to credit and capital. The stress in the credit market and upon banks have led other creditors to tighten credit and the terms of credit. In certain cases, senior lenders to our customers can block payments by our customers in respect of our loans to such customers. In turn, these could have adverse effects on our business, financial condition, results of operations, dividend payments, access to capital, valuation of our assets and our stock price.

Our net asset value may have changed significantly since our last valuation at June 30, 2009.

Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis based on input from management, our audit committee and, as to certain of our investments, a third party independent valuation firm. The last such determination of fair value was as of June 30, 2009, and, while the Board of Directors will review our net asset value per share in connection with this offering, it will not have the benefit of input from the independent valuation firm when it does so. Moreover, our financial statements have not been audited by our independent registered public accounting firm for any periods since December 31, 2008. The fair value of various individual investments in our portfolio and/or the aggregate fair value of our investments may have changed significantly since that time. If our Board of Directors determines that the fair value of our investment portfolio at September 30, 2009 was less than such fair value at June 30, 2009, then we will record an unrealized loss on our investment portfolio and report a lower net asset value per share than is reflected in the Selected Condensed Financial Data and the financial statements included elsewhere in this prospectus supplement. If our Board of Directors determines that the fair value of our investment portfolio at September 30, 2009 was greater than such fair value at June 30, 2009, we will record an unrealized gain on our investment portfolio and report a greater net asset value per share than so reflected elsewhere in this prospectus supplement. Upon publication of this information in connection with our announcement of operating results for our fiscal quarter ended September 30, 2009, the market price of our common stock may fluctuate materially, and may be substantially less than the price per share you pay for our common stock in this offering.

Potential writedowns or losses with respect to portfolio investments existing and to be made in the future could adversely affect our results of operations, cash flows, dividend level, net asset value and stock price.

As of June 30, 2009, the fair value of our non-accrual assets was approximately $2.6 million, which comprised approximately 1.5% of the total fair value of our portfolio. The fair value of these non-accrual assets was less than cost as of June 30, 2009. In addition, as of June 30, 2009, we had, on a fair value basis, approximately $30.2 million of debt investments or 17.1% of the total fair value of our portfolio, which were current with respect to scheduled interest and principal payments, but which were carried at less than cost. In light of current economic conditions, certain of our portfolio companies may be unable to service our debt investments on a timely basis. These conditions may also decrease the value of collateral securing some of our debt investments, as well as the value of our equity investments. As a result, the number of non-performing assets in our portfolio may increase, and the overall value of our portfolio may decrease, which could lead to financial losses in our portfolio and a decrease in our investment income, net investment income, dividends and assets.

We may be unable to invest a significant portion of the net proceeds raised from this offering on acceptable terms, which would harm our financial condition and operating results.

Delays in investing the net proceeds raised in this offering may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take a substantial period of time to invest substantially all of the net proceeds of this offering in securities meeting our investment objective. During such a period, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any dividends that we pay during such period may be substantially lower than the dividends that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price without first obtaining the approval of our stockholders and our independent directors. At our Annual Stockholders Meeting on May 6, 2009, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending May 5, 2010. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so.

If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

We have obtained approval from our stockholders for us to be able to sell an unlimited number of shares of our common stock at any level of discount from net asset value per share in certain circumstances during the one-year period ending May 5, 2010. If we issue or sell shares of our common stock at a discount to net asset value, it will pose a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value” in this prospectus supplement and in the accompanying prospectus.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may be volatile and fluctuate significantly.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital. The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	loss of RIC status or Triangle SBIC’s status as an SBIC;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts; loss of a major funding source;

•	fluctuations in interest rates;

•	the operating performance of companies comparable to us;

•	departure of our key personnel;

•	global or national credit market changes; and

•	general economic trends and other external factors.

As illustrated by recent events in the market for subprime loans, and mortgage securities generally, the market for any security is subject to volatility. The loans and securities purchased by us and issued by us are no exception to this fundamental investment truism that prices will fluctuate, although we lack any material exposure to the subprime and mortgage markets.

If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.

As of June 30, 2009, we had 8,332,942 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of shares for sale, including those offered hereby, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our Company or the removal of our incumbent directors. Specifically, our board of directors may adopt resolutions to classify our board of directors so that stockholders do not elect every director on an annual basis. Also, our articles of incorporation provide that a director may be removed only for cause by the vote of at least two-thirds of the votes entitled to be cast for the election of directors generally. In addition, our bylaws provide that a special meeting of stockholders may be called by the stockholders only upon the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

In addition, subject to the provisions of the 1940 Act, our articles of incorporation permit our board of directors, without stockholder action, to authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Our Securities” in the accompanying prospectus. Subject to compliance with the 1940 Act, our board of directors may, without stockholder action, amend our articles of incorporation to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

We are dependent upon our key investment personnel for our future success.

We depend on the members of our senior management team, particularly executive officers Garland S. Tucker, III, Brent P. W. Burgess and Steven C. Lilly, for the identification, final selection, structuring, closing and monitoring of our investments. These executive officers have critical industry experience and relationships that we rely on to implement our business plan. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. Effective February 21, 2009, Messrs. Tucker, Burgess and Lilly are no longer employed by us pursuant to an employment agreement. Rather, each is currently employed by us on an at-will basis.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus supplement. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We note that the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 does not apply to statements made in this prospectus supplement.

USE OF PROCEEDS

The net proceeds from the sale of 1,300,000 shares of our common stock in this offering are $12,665,000 ($14,595,500 if the underwriters exercise their over-allotment option in full) after deducting underwriting discounts of $676,000 (or $777,400 if the underwriters exercise their over-allotment option in full) and estimated offering expenses of approximately $205,000 payable by us.

We intend to invest the net proceeds in lower middle market companies, including investments made through Triangle SBIC, in accordance with our investment objective and strategies and for working capital and general corporate purposes. Pending such use, we will invest the net proceeds of this offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation — Temporary Investments” in the accompanying prospectus.

CAPITALIZATION

The following table sets forth our capitalization:

•	on an actual basis as of June 30, 2009; and

•	on an as-adjusted basis giving effect to the sale of 1,300,000 shares of our common stock in this offering at the public offering price of $10.42 per share, less estimated underwriting discounts and offering expenses payable by us.

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus.

	As of June 30, 2009
		As-adjusted for
	Actual	this Offering
	(Unaudited)

Cash and cash equivalents	$35,918,700	$48,583,700
Borrowings (SBA-guaranteed debentures payable)	115,110,000	115,110,000
Stockholders’ equity:
Common stock, par value $0.001 per share; 150,000,000 shares authorized, 8,332,942 shares outstanding, actual; 9,632,942 shares outstanding, as adjusted	8,333	9,633
Additional paid-in capital	100,628,226	113,291,926
Investment income in excess of distributions	2,205,265	2,205,265
Accumulated realized gains on investments	852,293	852,293
Net unrealized depreciation of investments	(9,413,755)	(9,413,955)

Total stockholders’ equity	94,280,362	106,945,362
Total capitalization	$209,390,362	$222,055,362

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We have paid and intend to continue to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors.

In order to maintain RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary income for the calendar year;

•	98% of our capital gains in excess of capital losses for the calendar year; and

•	any net ordinary income and net capital gains for preceding years that were not distributed during such years.

In addition, although we have distributed certain of our realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses) in prior periods out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. The decision to retain or distribute such realized net capital gains will be made in the future and will depend on the results achieved at such time. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend then each stockholder’s dividend will be automatically reinvested in additional shares of our common stock, unless the stockholder has specifically “opted out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan” in the accompanying prospectus. To the extent prudent and practicable, we intend to declare and pay dividends on a quarterly basis.

With respect to the dividends paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies were treated as taxable income and distributed to stockholders. For the fiscal year ended December 31, 2008, we declared total dividends of approximately $10.0 million. For the first two quarters of the fiscal year ending December 31, 2009, we declared total dividends of approximately $6.2 million and declared total capital gains distributions of approximately $0.4 million.

Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

Our common stock is quoted on the Nasdaq Global Market under the symbol “TCAP.” The following table sets forth, for the entire public trading history of our common stock, our NAV per share of common stock and the high and low prices per share of our common stock as reported on the Nasdaq Global Market.

Our common stock has historically traded at prices both above and below its NAV. There can be no assurance, however, that such premium or discount, as applicable, to NAV will be maintained.

		Sales Price		Premium of High	Discount of Low	Dividends and
	Net Asset Value	Intraday	Intraday	Sales Price to Net	Sales Price to Net	Distributions
	(NAV)(1)	High	Low	Asset Value(2)	Asset Value(2)	Declared

Year ended December 31, 2007
First quarter(3)	$13.57	$16.00	$13.45	117.9%	99.1%	—
Second quarter	$13.75	$15.79	$13.58	114.8%	98.8%	$0.15
Third quarter	$13.99	$14.99	$11.95	107.1%	85.4%	$0.26
Fourth quarter	$13.74	$14.50	$10.75	105.5%	78.2%	$0.57
Year ended December 31, 2008
First quarter	$13.85	$13.40	$10.50	96.8%	75.8%	—
Second quarter	$13.73	$12.25	$10.81	89.2%	78.7%	$0.31
Third quarter	$13.76	$13.75	$9.91	99.9%	72.0%	$0.35
Fourth quarter	$13.22	$13.18	$4.00	99.7%	30.3%	$0.78
Year ended December 31, 2009
First quarter	$12.46	$12.92	$5.21	103.7%	41.8%	$0.45	(4)
Second quarter	$11.31	$12.38	$7.50	109.5%	66.3%	0.40
Third quarter (through August 6, 2009)	*	$12.00	$10.26	*	*	—

*	NAV has not yet been calculated for this period.

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Our stock began trading on the Nasdaq Global Market on February 15, 2007.

(4)	Includes a capital gains distribution of $0.05 per share declared on February 17, 2009.

On August 6, 2009, the last reported sales price of our common stock was $10.42 per share, and our most recently determined NAV per share was $11.31 as of June 30, 2009. As of August 3, 2009, we had approximately 76 stockholders of record.

The table below sets forth each class of our outstanding securities as of June 30, 2009:

		(c)	(d)
		Amount	Amount
		Held by	Outstanding
		Registrant	Exclusive of
(a)	(b)	or for its	Amount Shown
Title of Class	Amount Authorized	Account	Under (c)

Common stock	150,000,000	—	8,332,942
SBA-guaranteed debentures(1)	$150,000,000	—	$115,110,000

(1)	Based on $65.3 million of regulatory capital as of June 30, 2009. For more information regarding our limitations as to SBA guaranteed debenture issuances, see “Regulation — Small Business Administration Regulation” in the accompanying prospectus.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected historical financial and other data below reflects the consolidated operations of Triangle Capital Corporation and Triangle SBIC. You should read the selected consolidated financial and other data below with the financial statements and notes thereto included in this prospectus supplement. The selected financial data at and for the fiscal years ended December 31, 2004, 2005, 2006, 2007 and 2008 has been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. Financial information prior to our initial public offering in 2007 is that of Triangle SBIC, which is Triangle Capital Corporation’s predecessor. Interim financial information is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results for the three and six months ended June 30, 2009 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2009. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” starting on page S-16 for more information.

						Six Months
						Ended
	Year Ended December 31,					June 30,
	2004	2005	2006	2007	2008	2009
	(Dollars in thousands)

Income statement data:
Investment income:
Total interest, fee and dividend income	$1,969	$5,855	$6,443	$10,912	$21,056	$12,876
Interest income from cash and cash equivalent investments	18	108	280	1,824	303	205

Total investment income	1,987	5,963	6,723	12,736	21,359	13,081
Expenses:
Interest expense	339	1,543	1,834	2,073	4,228	3,388
Amortization of deferred financing fees	38	90	100	113	255	178
Management fees	1,564	1,574	1,589	233	—	—
General and administrative expenses	83	58	115	3,894	6,254	3,228

Total expenses	2,024	3,265	3,638	6,313	10,737	6,794

Net investment income (loss)	(37)	2,698	3,085	6,423	10,622	6,287
Net realized gain (loss) on investments — non-control/non-affiliate	—	(3,500)	6,027	(760)	(1,393)	848
Net realized gain on investments — affiliate	—	—	—	141	—	—
Net realized gain on investments — control	—	—	—	—	2,829	—
Net unrealized appreciation (depreciation) of investments	(1,225)	3,975	(415)	3,061	(4,286)	(10,523)

Total net gain (loss) on investments	(1,225)	475	5,612	2,442	(2,850)	(9,675)
Provision for income taxes	—	—	—	(52)	(133)	47

Net increase (decrease) in net assets resulting from operations	$(1,262)	$3,173	$8,697	$8,813	$7,639	$(3,435)

Net investment income per share — basic and diluted	N/A	N/A	N/A	$0.95	$1.54	$0.84
Net increase (decrease) in net assets resulting from operations per share — basic and diluted	N/A	N/A	N/A	$1.31	$1.11	$(0.46)
Net asset value per common share	N/A	N/A	N/A	$13.74	$13.22	$11.31
Dividends declared per common share	N/A	N/A	N/A	$0.98	$1.44	$0.80
Distributions of capital gains declared per common share	—	—	—	—	—	$0.05

	December 31,					June 30,
	2004	2005	2006	2007	2008	2009
			(Dollars in thousands)

Balance sheet data:
Assets:
Investments at fair value	$19,415	$36,617	$54,247	$113,037	$182,105	$176,495
Cash and cash equivalents	2,849	6,067	2,556	21,788	27,193	35,919
Interest and fees receivable	98	50	135	305	680	520
Prepaid expenses and other current assets	—	—	—	47	95	227
Deferred offering costs	—	—	1,021	—	—	—
Property and equipment, net	—	—	—	34	48	37
Deferred financing fees	823	1,085	985	999	3,546	3,367

Total assets	$23,185	$43,819	$58,944	$136,210	$213,667	$216,565

Liabilities and partners’ capital/net assets:
Accounts payable and accrued liabilities	$—	$13	$825	$1,144	$1,609	$1,024
Interest payable	230	566	606	699	1,882	2,243
Distribution/dividends payable	—	—	532	2,041	2,767	3,333
Income taxes payable	—	—	—	52	30	25
Deferred revenue	251	75	25	31	—	37
Deferred income taxes	—	—	—	1,760	844	513
SBA-guaranteed debentures payable	17,700	31,800	31,800	37,010	115,110	115,110

Total liabilities	18,181	32,454	33,788	42,737	122,242	122,285
Total partners’ capital/shareholders’ equity	5,004	11,365	25,156	93,473	91,425	94,280

Total liabilities and partners’ capital/net assets	$23,185	$43,819	$58,944	$136,210	$213,667	$216,565

Other data:
Weighted average yield on investments	15.5%	14.2%	13.3%	12.6%	13.2%	13.1%
Number of portfolio companies	6	12	19	26	34	33
Expense ratios (annualized, as percentage of average net assets):
Operating expenses	32.2%	21.3%	8.3%	4.4%	6.6%	6.9%
Interest expense and deferred financing fees	7.4	21.4	9.5	2.4	4.7	7.7

Total expenses	39.6%	42.7%	17.8%	6.8%	11.3%	14.6%

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” elsewhere in this prospectus supplement for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the combined financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement and the accompanying prospectus.

The following discussion is designed to provide a better understanding of our unaudited consolidated financial statements for the three and six month periods ended June 30, 2009, including a brief discussion of our business, key factors that impacted our performance and a summary of our operating results. The following discussion should be read in conjunction with the unaudited financial statements and the notes thereto included elsewhere in this prospectus supplement, and the audited Financial Statements and notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2008 contained in the accompanying prospectus. Historical results and percentage relationships among any amounts in the financial statements are not necessarily indicative of trends in operating results for any future periods.

Overview of Our Business

We are a Maryland corporation which has elected to be treated and operates as an internally managed business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. Our wholly owned subsidiary, Triangle Mezzanine Fund LLLP, or Triangle SBIC, is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA, and has also elected to be treated as a BDC under the 1940 Act. We and Triangle SBIC invest primarily in debt instruments, equity investments, warrants and other securities of lower middle market privately held companies located in the United States.

Our business is to provide capital to lower middle market companies in the United States. We define lower middle market companies as those with annual revenues between $10.0 and $100.0 million. We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $75.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $2.0 and $20.0 million.

We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests. Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments.

We generate revenues in the form of interest income, primarily from our investments in debt securities, loan origination and other fees and dividend income. Fees generated in connection with our debt investments are recognized over the life of the loan using the effective interest method or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our debt investments generally have a term of between three and seven years and typically bear interest at fixed rates between 11.0% and 16.0% per annum. Certain of our debt investments have a form of interest, referred to as paid-in-kind, or PIK, interest, that is not paid currently but that is accrued and added to the loan balance and paid at the end of the term. In our negotiations with potential portfolio companies, we generally seek to minimize PIK interest. Cash interest on our debt investments is generally payable monthly; however, some of our debt investments pay cash interest on a quarterly basis. As of June 30, 2009 and December 31, 2008, the weighted average yield on all of our outstanding debt investments (including PIK interest) was approximately 14.3% and 14.4%, respectively. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments) was approximately 13.1% and 13.2% as of June 30, 2009 and December 31, 2008, respectively.

Triangle SBIC is eligible to sell debentures guaranteed by the SBA in the capital markets at favorable interest rates and invest these funds in portfolio companies. We intend to continue to operate Triangle SBIC as an SBIC, subject to SBA approval, and to utilize the proceeds of the sale of Triangle SBIC’s SBA-guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders.

Portfolio Composition

The total value of our investment portfolio was $176.5 million as of June 30, 2009, as compared to $182.1 million as of December 31, 2008. As of June 30, 2009, we had investments in 33 portfolio companies with an aggregate cost of $185.4 million. As of December 31, 2008, we had investments in 34 portfolio companies with an aggregate cost of $180.2 million. As of both June 30, 2009 and December 31, 2008, none of our portfolio investments represented greater than 10% of the total fair value of our investment portfolio.

As of June 30, 2009 and December 31, 2008, our investment portfolio consisted of the following investments:

		Percentage of		Percentage of
	Cost	Total Portfolio	Fair Value	Total Portfolio

June 30, 2009:
Subordinated debt and 2nd lien notes	$150,531,337	81%	$140,313,651	80%
Senior debt	17,708,373	10	17,170,826	10
Equity shares/membership interests	13,866,846	8	14,781,000	8
Equity warrants	2,415,370	1	3,411,600	2
Royalty rights	874,400	—	818,200	—

	$185,396,326	100%	$176,495,277	100%

December 31, 2008:
Subordinated debt and 2nd lien notes	$147,493,871	82%	$143,015,291	79%
Senior debt	16,269,628	9	16,269,628	9
Equity shares/membership interests	13,684,269	8	17,301,372	9
Equity warrants	1,829,370	1	4,644,600	3
Royalty rights	874,400	—	874,400	—

	$180,151,538	100%	$182,105,291	100%

Investment Activity

During the six months ended June 30, 2009, we made one new investment totaling $5.2 million and five additional investments in existing portfolio companies totaling approximately $4.0 million. We sold investments in two portfolio companies for total proceeds of approximately $1.9 million and recognized a net gain on these sales of approximately $1.8 million. In addition, we received a full repayment from one portfolio company totaling approximately $2.0 million and received partial repayments of loans from two portfolio companies totaling approximately $2.0 million. In addition, we received normal principal repayments totaling approximately $0.9 million in the six months ended June 30, 2009.

During the six months ended June 30, 2008, we made eight new investments totaling $56.4 million, one additional debt investment in an existing portfolio company of $0.9 million and two additional equity investments in existing portfolio companies of approximately $0.1 million. We also sold one investment in a portfolio company for approximately $0.2 million, resulting in no realized gain or loss as the proceeds from the sale equaled the cost basis of the investment. We had one portfolio company loan repaid at par in the amount of $3.8 million. In addition, we received normal principal repayments and payment in kind (PIK) interest repayments totaling approximately $0.7 million in the six months ended June 30, 2008.

Total portfolio investment activity for the six months ended June 30, 2009 and 2008 was as follows:

	Six Months Ended	Six Months Ended
	June 30, 2009	June 30, 2008

Fair value of portfolio, beginning of period	$182,105,291	$113,036,240
New investments	9,193,735	57,312,359
Loan origination fees received	(175,000)	(1,091,996)
Proceeds from sale of investment	(1,888,384)	(175,000)
Principal repayments received	(4,903,577)	(4,445,159)
Paid-in-kind interest earned	2,152,633	1,442,626
Paid-in-kind interest received	(497,427)	(53,464)
Accretion of loan discounts	203,742	49,631
Accretion of deferred loan origination revenue	310,902	180,152
Realized gains on investments	848,164	—
Unrealized losses on investments	(10,854,802)	(271,827)

Fair value of portfolio, end of period	$176,495,277	$165,983,562

Weighted average yield on debt investments at end of period	14.3%	14.0%

Weighted average yield on total investments at end of period	13.1%	13.0%

Non-Accrual Assets

As of June 30, 2009, the fair value of our non-accrual assets comprised 1.5% of the total fair value of our portfolio, and the cost of our non-accrual assets comprised 3.2% of the total cost of our portfolio. Our non-accrual assets as of June 30, 2009 are the following:

Gerli and Company

In the third quarter of 2008, we recognized an unrealized loss of $0.3 million on our subordinated note investment in Gerli and Company (“Gerli”), which has a cost as of June 30, 2009 of approximately $3.2 million. This unrealized loss reduced the fair value of our investment in Gerli to $2.8 million as of September 30, 2008. During the third quarter of 2008, we continued to receive interest payments in accordance with our loan agreement. In November 2008, we placed our investment in Gerli on non-accrual status. As a result, under generally accepted accounting principles (“GAAP”), we no longer recognize interest income on our investment in Gerli. Additionally, in the fourth quarter of 2008, we recognized an additional unrealized loss on our investment in Gerli of $0.9 million and in the six months ended June 30, 2009, we recognized an additional unrealized loss on our investment in Gerli of $0.1 million. As of June 30, 2009, the fair value of our investment in Gerli is $1.8 million.

Fire Sprinkler Systems, Inc.

In 2008, we recognized an unrealized loss of $1.4 million on our subordinated note investment in Fire Sprinkler Systems, Inc. (“Fire Sprinkler Systems”), which has a cost as of June 30, 2009 of approximately $2.7 million. This unrealized loss reduced the fair value of our investment in Fire Sprinkler Systems to $1.0 million as of December 31, 2008. Through the first nine months of 2008, we continued to receive interest and principal payments in accordance with our loan agreement. In October 2008, we placed our investment in Fire Sprinkler Systems on non-accrual status. As a result, under generally accepted accounting principles (“GAAP”), we no longer recognize interest income on our investment in Fire Sprinkler Systems. In the first six months of 2009, we recognized an additional unrealized loss on our investment in Fire Sprinkler Systems of $0.2 million. As of June 30, 2009, the fair value of our investment in Fire Sprinkler Systems is $0.8 million.

Results of Operations

Comparison of six months ended June 30, 2009 and June 30, 2008

Investment Income

For the six months ended June 30, 2009, total investment income was $13.1 million, a 47% increase from $8.9 million of total investment income for the six months ended June 30, 2008. This increase was attributable to a $4.2 million increase in total loan interest, fee and dividend income due to net increase in our portfolio investments from June 30, 2008 to June 30, 2009. Non-recurring fee income was $0.3 million for both the six months ended June 30, 2009 and 2008.

Expenses

For the six months ended June 30, 2009, expenses increased by 53% to $6.8 million from $4.4 million for the six months ended June 30, 2008. The increase in expenses was primarily attributable to a $1.9 million increase in interest expense and a $0.4 million increase in general and administrative expenses. The increase in interest expense is related to higher average balances of SBA-guaranteed debentures outstanding during the six months ended June 30, 2009 than in the comparable period in 2008. In addition, we experienced an increase in general and administrative costs in 2009, primarily related to compensation costs (including stock-based compensation) and facility costs. As of June 30, 2009, we had 14 full-time employees, as compared to 13 full-time employees as of June 30, 2008.

Net Investment Income

As a result of the $4.2 million increase in total investment income and the $2.4 million increase in expenses, net investment income for the six months ended June 30, 2009 was $6.3 million compared to net investment income of $4.5 million during the six months ended June 30, 2008.

Net Decrease in Net Assets Resulting From Operations

In the six months ended June 30, 2009, we recorded net realized gains of $0.8 million, consisting primarily of i) a realized gain on the sale of one investment of $1.8 million and ii) a loss on the recapitalization of another investment of $0.9 million. We recognized no realized gains or losses on investments in the six months ended June 30, 2008.

In the six months ended June 30, 2009, we recorded net unrealized depreciation of investments in the amount of $10.5 million, comprised of net unrealized depreciation reclassification adjustments totaling $0.6 million related to the sale of one investment and the recapitalization of another investment noted above, as well as unrealized depreciation on sixteen investments totaling $12.6 million and unrealized appreciation on eleven investments totaling $2.7 million. In the six months ended June 30, 2008, we recorded net unrealized depreciation of investments in the amount of $0.6 million, comprised of unrealized appreciation on ten investments totaling $2.6 million and unrealized depreciation on ten investments totaling $3.2 million.

As a result of these events, our net decrease in net assets resulting from operations during the six months ended June 30, 2009 was $3.4 million as compared to a net increase in net assets resulting from operations of $3.6 million for the six months ended June 30, 2008.

Liquidity and Capital Resources

We believe that our current cash and cash equivalents on hand, our available SBA leverage and our anticipated cash flows from operations will be adequate to meet our cash needs for our daily operations for at least the next twelve months.

On April 27, 2009, we sold 1,200,000 shares of common stock, resulting in net proceeds to us, after underwriting discounts and offering expenses, of approximately $11,700,000. On May 27, 2009, pursuant to the exercise of an overallotment option granted in connection with the offering, the underwriters in this offering purchased an additional 80,000 shares of our common stock at the public offering price, less underwriting discounts and commissions, resulting in net proceeds to us of approximately $800,000.

In the future, depending on the valuation of Triangle SBIC’s assets pursuant to SBA guidelines, Triangle SBIC may be limited by provisions of the Small Business Investment Act of 1958, and SBA regulations governing SBICs, in making certain distributions to Triangle Capital Corporation that may be necessary to enable Triangle Capital Corporation to make the minimum required distributions to its stockholders and continue to qualify as a RIC.

Cash Flows

For the six months ended June 30, 2009, we experienced a net increase in cash and cash equivalents in the amount of $8.7 million. During that period, our operating activities provided $2.2 million in cash, consisting primarily of i) net investment income and ii) sales/repayments of portfolio investments of $6.8 million, offset by purchases of investments totaling $9.2 million. In the six months ended June 30, 2009, financing activities provided $6.5 million of cash, consisting of proceeds from our public stock offering of $12.5 million, net of cash dividends and distributions to stockholders totaling $5.9 million. At June 30, 2009, we had $35.9 million of cash and cash equivalents on hand.

For the six months ended June 30, 2008, we experienced a net decrease in cash and cash equivalents in the amount of $3.1 million. During that period, our operating activities used $49.2 million in cash, consisting primarily of new portfolio investments of $57.3 million, and we generated $46.1 million of cash from financing activities, consisting of proceeds from borrowings under SBA guaranteed debentures payable of $52.1 million, partially offset by financing fees paid to the SBA of $1.8 million and cash dividends paid of $4.2 million. At June 30, 2008, we had $18.7 million of cash and cash equivalents on hand.

Financing Transactions

Due to Triangle SBIC’s status as a licensed SBIC, Triangle SBIC has the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time debentures guaranteed by the SBA in an amount up to three times the amount of its regulatory capital, which generally is the amount raised from private investors. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC is currently $150.0 million. Debentures guaranteed by the SBA have a maturity of ten years, with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006 were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006.

In June 2009, Triangle SBIC received a new leverage commitment from the SBA which increased Triangle SBIC’s ability to issue SBA guaranteed debentures up to the maximum statutory limit of $150.0 million. As of June 30, 2009, Triangle SBIC has $115.1 million of SBA guaranteed debentures outstanding. In addition to the one — time 1.0% fee on the total commitment from the SBA, the Company also pays a one — time 2.425% fee on the amount of each debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rate for all SBA guaranteed debentures as of June 30, 2009 was 6.03%.

Current Market Conditions

During 2008 and 2009, the debt and equity capital markets in the United States have been severely impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated bank loan market, among other things. These events, along with the deterioration of the housing market, decline in consumer confidence, and increase in unemployment figures in the first half of 2009, have led to an economic recession in the U.S and abroad, which could be long-term. Banks, investment companies and others in the financial services industry have continued to report significant write-downs in the fair value of their assets, which has led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions, the government take-over of the nation’s two largest government-sponsored mortgage companies, and the passage of the $700 billion Emergency Economic Stabilization of 2008 in October 2008 and the American Recovery and Reinvestment Act of 2009 in February 2009. These events have significantly impacted the financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole, and for financial firms in particular. While we have capacity to issue additional SBA guaranteed debentures as discussed above, we may not be able to access additional equity capital, which could result in the slowing of our origination activity during 2010 and beyond.

In the event that the United States economy remains in a recession, it is possible that the results of some of the middle market companies in which we invest could experience further deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. There can be no assurance that the performance of certain of our portfolio companies will not be negatively impacted by challenging economic conditions which could have a negative impact on our future results.

Recent Developments

On July 30, 2009, we invested $7.5 million in subordinated debt of Frozen Specialties, Inc., a leading manufacturer of private label frozen pizzas and pizza bites, sold primarily through the retail grocery channel.

Critical Accounting Policies and Use of Estimates

The preparation of our financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. On an on-going basis, we evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We have established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis. As discussed below, we have engaged an independent valuation firm to assist us in our valuation process.

On January 1, 2008, we adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

SFAS 157 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. SFAS 157 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, SFAS 157 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by SFAS 157 are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Our investment portfolio is comprised of debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, we value all of our investments at fair value, as determined in good faith by our Board of Directors, using Level 3 inputs, as further described below. Due to the inherent uncertainty in the valuation process, our Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by our Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

We evaluate the investments in portfolio companies using the most recently available portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues. Additionally, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held as it relates to the liquidity of the market for such security;

•	pending public offering of common stock by the issuer of the security;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	discount from market value of unrestricted securities of the same class at the time of purchase;

•	special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities; and

•	other pertinent factors.

In making the good faith determination of the value of debt securities, we start with the cost basis of the security, which includes the amortized original issue discount, and paid-in-kind (PIK) interest, if any. We also use a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, we utilize an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating (discussed below), (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made and the portfolio company’s outlook for the next twelve months of operations, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, and (iv) current pricing and credit metrics for similar proposed and executed investment transactions. In valuing equity securities of private companies, we consider valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

Unrealized appreciation or depreciation on portfolio investments are recorded as increases or decreases in investments on the balance sheets and are separately reflected on the statements of operations in determining net increase or decrease in net assets resulting from operations.

Duff & Phelps, LLC (“Duff & Phelps”), an independent valuation firm, provides third party valuation consulting services to us, which consist of certain limited procedures that we identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

For the quarter ended March 31, 2009, we asked Duff & Phelps to perform the procedures on investments in seven portfolio companies comprising approximately 26% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2009. For the quarter ended June 30, 2009, we asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 20% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of June 30, 2009. Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. We write off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received by us on loan agreements or other investments are recorded as deferred income and recognized as income over the term of the loan.

Paid-in-Kind Interest (PIK)

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan, rather than being paid to us in cash, and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. We write off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.

New Accounting Pronouncements

In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165, Subsequent Events (“SFAS 165”), which provides authoritative accounting literature for a topic that was previously addressed only in auditing literature. The three modifications to the subsequent events guidance contained in AU Section 560 that are required by SFAS 165 are 1) to name the two types of subsequent events either as recognized subsequent events or non-recognized subsequent events; 2) to modify the definition of subsequent events to refer to events or transactions that occur after the balance sheet date, but before the financial statements are issued; and 3) to require entities to disclose the date through which an entity has evaluated subsequent events and the basis for that date. We adopted SFAS 165 on June 15, 2009.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements.

Quantitative and Qualitative Disclosures About Market Risk

Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Our investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. We regularly measure exposure to interest rate risk and determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. As of June 30, 2009, we were not a party to any hedging arrangements.

As of June 30, 2009, approximately 87.7%, or $138.2 million of our debt portfolio investments bore interest at fixed rates and approximately 12.3%, or $19.3 million of our debt portfolio investments bore interest at variable rates. A 200 basis point decrease in the interest rates on our variable-rate debt investments would decrease our investment income by approximately $0.4 million on an annual basis. All of our pooled SBA-guaranteed debentures bear interest at fixed rates.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by floating rate assets in our investment portfolio.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our annual meeting of stockholders held on May 6, 2009, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from NAV per share during the one year period following such approval, such period to end on May 5, 2010. In order to sell shares pursuant to this authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

The offering being made pursuant to this prospectus supplement may be at a price below our most recently determined NAV per share. In making a determination that an offering below NAV is in our and our stockholders’ best interests, our Board of Directors will consider a variety of factors including matters such as:

•	The effect that the offering will have on our stockholders, including the potential dilution they may experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

Certain Restrictions

We will not sell shares under the post-effective amendment to the registration statement of which this prospectus supplement forms a part (the “current amendment”) at a price below our most recently determined NAV per share, if the cumulative dilution to the Company’s NAV per share from offerings under the current amendment would exceed 15.0%. This will be measured separately for each offering (starting with this offering) pursuant to the current amendment by calculating the percentage dilution or accretion to aggregate NAV from each offering, and then adding or subtracting, as the case may be, the individual dilution or accretion percentages from each offering to arrive at a cumulative dilution percentage. For an illustration of this limitation, we have provided the following examples:

First Offering Below NAV Under the Current Amendment:  For purposes of illustration only, assume that, at the time of this offering, we have 7,000,000 shares outstanding and net assets of $91,000,000, yielding an NAV per share of $13.00. If we then sell 2,100,000 newly issued shares of our common stock in this offering at net proceeds to us of $9.00 per share (a 30.8% discount to NAV), immediately after this offering we will have a total of 9,100,000 shares outstanding and net assets of $109,900,000, yielding an NAV per share of

$12.08, which represents dilution of 7.1% to our NAV. The following table provides an illustration of this example:

	Prior to Sale Below
	NAV	Following	% Change/
	(First Offering)	Sale	Dilution

Offering price
Price per share to public	—	$9.47	—
Net proceeds per share to issuer	—	$9.00	—
Decrease to NAV
NAV	$91,000,000	$109,900,000
Total shares outstanding	7,000,000	9,100,000	30.0%
NAV per share	$13.00	$12.08	(7.1)%
Cumulative dilution			(7.1)%

Second Offering Below NAV Under the Current Amendment:  If, subsequent to this offering, we undertake one or more additional offerings of our common stock to the public at a price below NAV pursuant to the current amendment, we are required to ensure that each subsequent offering or offerings do not cause our aggregate dilution to NAV to exceed 15.0%. For example, assume that, at the time of a second offering, we have 9,100,000 shares outstanding and net assets of $122,850,000, yielding an NAV per share of $13.50. If we then sell 3,000,000 newly issued shares of our common stock in the second offering at net proceeds to us of $10.00 per share (a 25.9% discount to NAV), immediately after the subsequent offering we will have a total of 12,100,000 shares outstanding and net assets of $152,850,000, yielding an NAV per share of $12.63, which represents dilution from the second offering of 6.4% to our NAV. After completion of the second offering, the aggregate dilution to our NAV per share from the above two hypothetical offerings would be 13.5%, which would be less than the 15.0% aggregate dilution limitation. The following table provides an illustration of this second offering example:

	Prior to Sale Below
	NAV	Following	% Change/
	(Second Offering)	Sale	Dilution

Offering price
Price per share to public	—	$10.53	—
Net proceeds per share to issuer	—	$10.00	—
Decrease to NAV
NAV	$122,850,000	$152,850,000
Total shares outstanding	9,100,000	12,100,000	33.0%
NAV per share	$13.50	$12.63	(6.4)%
Cumulative dilution			(13.5)%

Third Offering Below NAV Under the Current Amendment:  If we undertake a third offering of our common stock to the public at a price below NAV pursuant to the current amendment, the dilution resulting from this offering could not exceed 1.5%. In this example, assume that, at the time of a third offering, we have 12,100,000 shares outstanding and net assets of $157,300,000, yielding an NAV per share of $13.00. Assuming net proceeds per share to us of $10.00 per share, we could sell a maximum of 824,000 shares under a third offering (representing dilution of 1.5%) before we would reach the 15.0% aggregate dilution limitation. In order to resume sales below NAV, we would need to file another post effective amendment with the SEC. If the staff of the SEC should declare that post effective amendment effective, we could resume sales below NAV. If we file another post effective amendment with the SEC which is declared effective, the 15.0%

threshold for any further offerings of our common stock we make at a price per share below NAV would reset. The following table provides an illustration of this third offering example:

	Prior to Sale Below
	NAV	Following	% Change/
	(Third Offering)	Sale	Dilution

Offering price
Price per share to public	—	$10.53	—
Net proceeds per share to issuer	—	$10.00	—
Decrease to NAV
NAV	$157,300,000	$165,540,000
Total shares outstanding	12,100,000	12,924,000	6.8%
NAV per share	$13.00	$12.81	(1.5)%
Cumulative dilution			(15.0)%

Impact on Stockholders and Investors

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

The calculation of net proceeds per share to issuer in the accompanying tables gives effect to underwriting discounts and commissions of 5.00% but does not give effect to estimated expenses payable by us of $205,000.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of NAV dilution that would be experienced by a current stockholder who does not participate in this offering. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale	Following
	Below NAV(1)	Sale	% Change

Offering price
Price per share to public	—	$10.42
Net proceeds per share to issuer	—	$9.90
Decrease to NAV
Total shares outstanding	8,332,942	9,632,942	15.60%
NAV per share	$11.31	$11.12	(1.68)%
Dilution to nonparticipating stockholder
Shares held by stockholder A	83,329	83,329	—
Percentage held by stockholder A	1.0%	0.87%	(13.50)%
Total asset values
Total NAV held by stockholder A	$942,451	$926,618	(1.68)%
Total investment by stockholder A (assumed to be $11.31 per share)	$942,451	$942,451	—
Total dilution to stockholder A (total NAV less total investment)	—	$(15,833)	—
Per share amounts
NAV per share held by stockholder A	—	$11.12	—
Investment per share held by stockholder A (assumed to be $11.31 per share)	$11.31	$11.31	—
Dilution per share held by stockholder A (NAV per share less investment per share)	—	$(0.19)	—
Percentage dilution to stockholder A (dilution per share divided by Investment per share)	—	—	(1.68)%

(1)	NAV per share is $11.31, based on our most recently determined NAV per share as of June 30, 2009.

Impact On Existing Stockholders Who Do Participate in this Offering

Our existing stockholders who participate in this offering or who buy additional shares in the secondary market at the same or lower price as we obtain in this offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution and accretion in this offering for a current stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 6,500 shares, which is 0.5% of this offering rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 19,500 shares, which is 1.5% of the offering rather than its 1.0% proportionate share).

		50%		150%
		Participation		Participation
	Prior to Sale	Following		Following
	Below NAV(1)	Sale	% Change	Sale	% Change

Offering price
Price per share to public	—	$10.42	—	$10.42	—
Net proceeds per share to issuer	—	$9.90	—	$9.90	—
Decrease/increase to NAV
Total shares outstanding	8,332,942	9,632,942	15.60%	9,632,942	15.60%
NAV per share	$11.31	$11.12	(1.68)%	$11.12	(1.68)%
Dilution/accretion to participating stockholder
Shares held by stockholder A	83,329	89,829	7.80%	102,829	23.40%
Percentage held by stockholder A	1.0%	0.93%	(6.75)%	1.07%	6.75%
Total asset values
Total NAV held by stockholder A	$942,451	$998,898	5.99%	$1,143,458	21.33%
Total investment by stockholder A (assumed to be $11.31 per share on shares held prior to sale)	$942,451	$1,010,181	—	$1,145,641	—
Total dilution/accretion to stockholder A (total NAV less total investment)	—	$(11,283)	—	$(2,183)	—
Per share amounts
NAV per share held by stockholder A	—	$11.12	—	$11.12	—
Investment per share held by stockholder A (assumed to be $11.31 per share on shares held prior to sale)	$11.31	$11.25	—	$11.14	—
Dilution/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.13)	—	$(0.02)	—
Percentage dilution/accretion to stockholder A (Dilution/accretion per share divided by investment per share)	—	—	(1.12)%	—	(0.19)%

(1)	NAV per share is $11.31, based on our most recently determined NAV per share as of June 30, 2009.

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that will be experienced by a new investor who purchases the same percentage (1.0%) of the shares in this offering as the stockholder in the prior examples held immediately prior to this offering. These stockholders or investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale	Following
	Below NAV(1)	Sale	% Change

Offering price
Price per share to public	—	$10.42	—
Net proceeds per share to issuer	—	$9.90	—
Decrease to NAV
Total shares outstanding	8,332,942	9,632,942	15.60%
NAV per share	$11.31	$11.12	(1.68)%
Dilution to nonparticipating stockholder
Shares held by stockholder A	—	13,000	—
Percentage held by stockholder A	—	0.13%	—
Total asset values
Total NAV held by stockholder A	—	$144,560	—
Total investment by stockholder A (assumed to be $10.42 per share)	—	$135,460	—
Total accretion to stockholder A (total NAV less total investment)	—	$9,100	—
Per share amounts
NAV per share held by stockholder A	—	$11.12	—
Investment per share held by stockholder A (assumed to be $10.42 per share)	—	$10.42	—
Accretion per share held by stockholder A (NAV per share less investment per share)	—	$0.70	—
Percentage accretion to stockholder A (accretion per share divided by investment per share)	—	—	6.72%

(1)	NAV per share is $11.31, based on our most recently determined NAV per share as of June 30, 2009.

ADDITIONAL MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

As described more fully in the accompanying prospectus, we have elected to be taxed as a RIC under Subchapter M of the Code and applicable Treasury Regulations, which set forth the requirements for qualification as a RIC. The following discussion, which supplements and updates the discussion under the heading “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus, is a summary of certain additional material U.S. federal income tax considerations regarding certain distributions to our Non-U.S. stockholders. You are urged to consult your own tax advisor regarding the specific tax consequences of the purchase, ownership and sale of our common stock.

For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement (as described in the accompanying prospectus), we will not be subject to federal income tax on the portion of our income that we distribute (or are deemed to distribute) to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders. As discussed above under the caption, “Price Range of Common Stock and Distributions,” we have distributed certain of our realized net capital gains in prior periods out of assets legally available for such distributions. In the future, we may decide to retain such capital gains for investment depending on the results achieved at that time.

Recent Tax Legislation

The Tax Extenders and Alternative Minimum Tax Relief Act, or the “Tax Extenders Act,” extended the sunset date of a provision regarding certain distributions to Non-U.S. stockholders. Under this provision, with respect to certain distributions made to Non-U.S. stockholders during our taxable year ended December 31, 2009, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.

UNDERWRITING

RBC Capital Markets Corporation is acting as the representative of the underwriters of this offering. Under the terms of an underwriting agreement dated the date of this prospectus supplement, the underwriters set forth below have agreed to purchase from us the number of shares set forth opposite its name.

Name	Number of Shares

RBC Capital Markets Corporation	345,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	400,000
Morgan Keegan & Company, Inc.	460,000
Sterne, Agee & Leach, Inc.	95,000

Total	1,300,000

The underwriting agreement provides that the underwriters’ obligations to purchase the shares of common stock depend on the satisfaction of the conditions contained in the underwriting agreement and that if any of our shares of common stock are purchased by the underwriters, all of our shares must be purchased. The conditions contained in the underwriting agreement include the condition that all the representations and warranties made by us to the underwriters are true, that there has been no material adverse change in the condition of us or in the financial markets and that we deliver to the underwriters customary closing documents.

The following table summarizes the underwriting discounts and commissions we will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock. The underwriting fee is the difference between the initial price to the public and the amount the underwriters pay to us to purchase the shares.

	No Exercise	Full Exercise

Per share	$0.52	$0.52
Total	$676,000	$777,400

The maximum commission or discount to be received by any Financial Industry Regulatory Authority, or FINRA, member or independent broker-dealer will not exceed 10.0% for the sale of any securities being registered, including 0.5% for due diligence. We will pay all expenses of the offering that we incur. We estimate that total remaining expenses of the offering payable by us, other than underwriting discounts and commissions, will be approximately $205,000.

We have been advised by the underwriters that the underwriters propose to offer shares of our common stock directly to the public at the initial price to the public set forth on the cover page of this prospectus supplement and to selected dealers (who may include the underwriters) at this price to the public less a concession not in excess of $0.312 per share. The underwriters may allow, and the selected dealers may re-allow, a concession not in excess of $0.104 per share to other brokers and dealers. After the offering, the representatives may change the offering price and other selling terms.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act or to contribute to payments that may be required to be made with respect to these liabilities.

We have granted to the underwriters an option to purchase up to an aggregate of 195,000 additional shares of common stock at the initial price to the public less the underwriting discount set forth on the cover page of this prospectus supplement exercisable solely to cover over-allotments, if any. Such option may be exercised in whole or in part at any time until 30 days after the date of this prospectus supplement. If this option is exercised, each underwriter will be committed, subject to satisfaction of the conditions specified in the underwriting agreement, to purchase a number of additional shares of common stock proportionate to the underwriter’s initial commitment as indicated in the preceding table, and we will be obligated, pursuant to the option, to sell these shares to the underwriters.

We, all of our board of directors and our executive officers have agreed that, subject to certain exceptions, we will not, without the prior written consent of RBC Capital Markets Corporation, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of common stock (including, without limitation, shares of common stock that may be deemed to be beneficially owned by us or them in accordance with the rules and regulations of the Securities and Exchange Commission and shares of common stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for common stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of common stock or securities convertible, exercisable or exchangeable into common stock or any of our other securities, or (4) publicly disclose the intention to do any of the foregoing for a period of 60 days after the date of this prospectus supplement. The restrictions described in this paragraph do not apply to:

•	The sale of shares to the underwriters; or

•	Restricted shares issued by us under the long-term incentive plan or upon the exercise of options issued under the long-term incentive plan.

The 60-day restricted period described in the preceding paragraphs will be extended if:

•	During the last 17 days of the 60-day restricted period we issue an earnings release or material news or a material event relating to us occurs; or

•	Prior to the expiration of the 60-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 60-day period;

in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

RBC Capital Markets Corporation, in its sole discretion, may release the shares subject to lock-up agreements in whole or in part at any time with or without notice. When determining whether or not to release shares from lock-up agreements, RBC Capital Markets Corporation will consider, among other factors, the stockholders’ reasons for requesting the release, the number of shares for which the release is being requested and market conditions at the time.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments that the underwriters may be required to make for these liabilities.

In connection with this offering, the underwriters may engage in stabilizing transactions, over-allotment transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

•	Over-allotment transactions involve sales by the underwriters of the shares in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares they may purchase in their option to purchase additional shares. In a naked short position, the number of shares involved is greater than the number of shares in the underwriters’ option to purchase additional shares. The underwriters may close out any short position by either exercising their option and/or purchasing shares in the open market.

•	Syndicate covering transactions involve purchases of the shares in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of the shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through their option. If the underwriters sell more shares than could be covered by their option to purchase additional shares, which we refer to in this prospectus as a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•	Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the shares originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the shares or preventing or retarding a decline in the market price of the shares. As a result, the price of the shares may be higher than the price that might otherwise exist in the open market.

These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of our shares or preventing or retarding a decline in the market price of the shares. As a result, the price of the shares may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the Nasdaq Global Market or otherwise and, if commenced, may be discontinued at any time.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither we nor any of the underwriters make any representation that the underwriters will engage in these stabilizing transactions or that any transaction, if commenced, will not be discontinued without notice.

In connection with the offering, underwriters and selling group members may engage in passive market making transactions in the common stock on the Nasdaq Global Market in accordance with Rule 103 of Regulation M under the Securities Exchange Act of 1934 during the period before the commencement of offers or sales of common stock and extending through the completion of distribution. A passive market maker must display its bids at a price not in excess of the highest independent bid of the security. However, if all independent bids are lowered below the passive market maker’s bid that bid must be lowered when specified purchase limits are exceeded.

The underwriters and their affiliates have provided in the past to us, and may from time to time in the future provide, certain commercial banking, financial advisory, investment banking and other services, for which they will be entitled to receive separate fees. The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us or our portfolio companies in the ordinary course of business.

Because FINRA views the shares of common stock offered hereby as interests in a direct participation program, the offering is being made in compliance with Rule 2810 of the NASD’s Conduct Rules (which are part of the FINRA Rules). Investor suitability with respect to the shares of common stock should be judged similarly to the suitability with respect to other securities that are listed for trading on a national securities exchange.

A prospectus in electronic format may be made available on the Internet sites or through other online services maintained by one or more of the underwriters and/or selling group members participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter or selling group member, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

Other than the prospectus in electronic format, information contained in any other web site maintained by an underwriter or selling group member is not part of this prospectus or the registration statement of which this prospectus forms a part, has not been endorsed by us and should not be relied on by investors in deciding whether to purchase any shares. The underwriters and selling group members are not responsible for information contained in web sites that they do not maintain.

The principal business address of RBC Capital Markets Corporation is Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281. The principal business address of BB&T Capital Markets is 909 East Main Street, 7th Floor, Richmond, VA 23219. The principal business address of Morgan Keegan & Company, Inc. is 50 N. Front Street, 19th Floor, Memphis, TN 38103. The principal business address of Sterne, Agee & Leach, Inc. is 800 Shades Creek Parkway, Suite 700, Birmingham, AL 35209.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Memphis, Tennessee, and Venable LLP, Baltimore, Maryland, will pass upon certain matters of Maryland law. Certain legal matters in connection with this offering will be passed upon for the underwriters by Sutherland, Asbill & Brennan LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Raleigh, North Carolina, is the independent registered public accounting firm for Triangle Capital Corporation.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the common stock offered by this prospectus supplement. The registration statement contains additional information about us and the common stock being offered by this prospectus supplement.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov.

F-1

Triangle Capital Corporation

Consolidated Balance Sheets

	June 30,	December 31,
	2009	2008
	(Unaudited)

ASSETS
Investments at fair value:
Non-Control / Non-Affiliate investments (cost of $143,054,257 and $138,413,589 at June 30, 2009 and December 31, 2008, respectively)	$132,456,893	$135,712,877
Affiliate investments (cost of $30,912,348 and $30,484,491 at June 30, 2009 and December 31, 2008, respectively)	33,012,463	33,894,556
Control investments (cost of $11,429,721 and $11,253,458 at June 30, 2009 and December 31, 2008, respectively)	11,025,921	12,497,858

Total investments at fair value	176,495,277	182,105,291
Cash and cash equivalents	35,918,700	27,193,287
Interest and fees receivable	520,411	679,828
Prepaid expenses and other current assets	226,845	95,325
Deferred financing fees	3,367,100	3,545,410
Property and equipment, net	36,879	48,020

Total assets	$216,565,212	$213,667,161

LIABILITIES
Accounts payable and accrued liabilities	$1,023,659	$1,608,909
Interest payable	2,242,908	1,881,761
Deferred revenue	37,500	—
Dividends payable	3,333,177	2,766,945
Taxes payable	24,899	30,436
Deferred income taxes	512,707	843,947
SBA guaranteed debentures payable	115,110,000	115,110,000

Total liabilities	122,284,850	122,241,998

Net Assets
Common stock, $0.001 par value per share (150,000,000 shares authorized, 8,332,942 and 6,917,363 shares issued and outstanding as of June 30, 2009 and December 31, 2008, respectively)	8,333	6,917
Additional paid-in capital	100,628,226	87,836,786
Investment income in excess of distributions	2,205,265	2,115,157
Accumulated realized gains on investments	852,293	356,495
Net unrealized appreciation (depreciation) of investments	(9,413,755)	1,109,808

Total net assets	94,280,362	91,425,163

Total liabilities and net assets	$216,565,212	$213,667,161

Net asset value per share	$11.31	$13.22

See accompanying notes.

F-2

Triangle Capital Corporation

Unaudited Consolidated Statements of Operations

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2009	2008

Investment income:
Loan interest, fee and dividend income:
Non-Control / Non-Affiliate investments	$4,210,128	$2,797,958	$8,401,748	$4,719,727
Affiliate investments	909,035	886,815	1,840,871	1,635,581
Control investments	243,021	391,761	480,978	879,195

Total loan interest, fee and dividend income	5,362,184	4,076,534	10,723,597	7,234,503
Paid-in-kind interest income:
Non-Control / Non-Affiliate investments	790,578	572,169	1,610,520	868,805
Affiliate investments	203,775	170,962	378,036	313,514
Control investments	82,955	130,912	164,078	260,307

Total paid-in-kind interest income	1,077,308	874,043	2,152,634	1,442,626
Interest income from cash and cash equivalent investments	136,911	69,514	204,672	206,946

Total investment income	6,576,403	5,020,091	13,080,903	8,884,075

Expenses:
Interest expense	1,730,575	898,995	3,387,566	1,460,810
Amortization of deferred financing fees	87,649	56,028	178,310	96,169
General and administrative expenses	1,508,882	1,522,626	3,228,148	2,870,959

Total expenses	3,327,106	2,477,649	6,794,024	4,427,938

Net investment income	3,249,297	2,542,442	6,286,879	4,456,137
Net realized gains on investments — Non-Control/Non-Affiliate	848,164	—	848,164	—
Net unrealized appreciation (depreciation) of investments	(6,918,419)	381,815	(10,523,563)	(640,068)

Total net gain (loss) on investments before income taxes	(6,070,255)	381,815	(9,675,399)	(640,068)
Income tax expense	30,899	75,750	46,694	202,171

Net increase (decrease) in net assets resulting from operations	$(2,851,857)	$2,848,507	$(3,435,214)	$3,613,898

Net investment income per share — basic and diluted	$0.41	$0.37	$0.84	$0.65

Net increase (decrease) in net assets resulting from operations per share — basic and diluted	$(0.36)	$0.41	$(0.46)	$0.53

Dividends declared per common share	$0.40	$0.31	$0.80	$0.31

Distributions of capital gains declared per common share	$—	$—	$0.05	$—

Weighted average number of shares outstanding — basic and diluted	7,924,772	6,871,215	7,463,653	6,837,539

See accompanying notes.

F-3

Triangle Capital Corporation

Unaudited Consolidated Statements of Changes in Net Assets

				Investment		Net
				Income	Accumulated	Unrealized
	Common Stock		Additional	in Excess of	Realized	Appreciation	Total
	Number	Par	Paid In	(Less Than)	Losses on	(Depreciation) of	Net
	of Shares	Value	Capital	Distributions	Investments	Investments	Assets

Balance, January 1, 2008	6,803,863	$6,804	$86,949,189	$1,738,797	$(618,620)	$5,396,183	$93,472,353
Net investment income	—	—	—	4,456,137	—	—	4,456,137
Stock-based compensation	—	—	64,424	—	—	—	64,424
Net unrealized losses on investments	—	—	—	—	—	(640,068)	(640,068)
Income tax expense	—	—	—	(202,171)	—	—	(202,171)
Dividends declared	—	—	—	(2,144,382)	—	—	(2,144,382)
Issuance of restricted stock	113,500	113	(113)	—	—	—	—

Balance, June 30, 2008	6,917,363	$6,917	$87,013,500	$3,848,381	$(618,620)	$4,756,115	$95,006,293

						Net
				Investment	Accumulated	Unrealized
	Common Stock		Additional	Income	Realized	Appreciation	Total
	Number	Par	Paid In	in Excess of	Gains on	(Depreciation) of	Net
	of Shares	Value	Capital	Distributions	Investments	Investments	Assets

Balance, January 1, 2009	6,917,363	$6,917	$87,836,786	$2,115,157	$356,495	$1,109,808	$91,425,163
Net investment income	—	—	—	6,286,879	—	—	6,286,879
Net realized gains on investments	—	—	—	—	848,164	(557,316)	290,848
Stock-based compensation	—	—	323,295	—	—	—	323,295
Net unrealized losses on investments	—	—	—	—	—	(9,966,247)	(9, 966,247)
Income tax expense	—	—	—	(46,694)	—	—	(46,694)
Dividends/distributions declared	—	—	—	(6,150,077)	(352,366)	—	(6,502,443)
Public offering of common stock	1,280,000	1,280	12,535,181	—	—	—	12,536,461
Issuance of restricted stock	144,812	145	(145)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(6,533)	(6)	(66,894)	—	—	—	(66,900)
Forfeiture of restricted stock	(2,700)	(3)	3	—	—	—	—

Balance, June 30, 2009	8,332,942	$8,333	$100,628,226	$2,205,265	$852,293	$(9,413,755)	$94,280,362

See accompanying notes.

F-4

Triangle Capital Corporation

Unaudited Consolidated Statements of Cash Flows

	Six Months	Six Months
	Ended	Ended
	June 30,	June 30,
	2009	2008

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(3,435,214)	$3,613,898
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of portfolio investments	(9,193,735)	(57,312,359)
Repayments received/sales of portfolio investments	6,791,961	4,620,159
Loan origination and other fees received	175,000	1,091,996
Net realized gain on investments	(848,164)	—
Net unrealized depreciation of investments	10,854,802	271,828
Deferred income taxes	(331,240)	368,240
Paid-in-kind interest accrued, net of payments received	(1,655,206)	(1,389,162)
Amortization of deferred financing fees	178,310	96,169
Recognition of loan origination and other fees	(310,902)	(210,778)
Accretion of loan discounts	(203,742)	(49,631)
Depreciation expense	11,141	6,813
Stock-based compensation	323,295	64,424
Changes in operating assets and liabilities:
Interest and fees receivable	159,417	(154,831)
Prepaid expenses	(131,520)	(113,512)
Accounts payable and accrued liabilities	(585,250)	(406,480)
Interest payable	361,147	386,259
Deferred revenue	37,500	—
Taxes payable	(5,537)	(52,598)

Net cash provided by (used in) operating activities	2,192,063	(49,169,565)

Cash flows from investing activities:
Purchases of property and equipment	—	(12,558)

Net cash used in investing activities	—	(12,558)

Cash flows from financing activities:
Borrowings under SBA guaranteed debentures payable	—	52,100,000
Financing fees paid	—	(1,813,425)
Proceeds from common stock offering, net of expenses	12,536,461	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(66,900)	—
Cash dividends paid	(5,583,845)	(4,185,541)
Cash distributions paid	(352,366)	—

Net cash provided by financing activities	6,533,350	46,101,034

Net increase (decrease) in cash and cash equivalents	8,725,413	(3,081,089)
Cash and cash equivalents, beginning of period	27,193,287	21,787,750

Cash and cash equivalents, end of period	$35,918,700	$18,706,661

Supplemental disclosure of cash flow information:
Cash paid for interest	$3,026,419	$1,074,552

See accompanying notes.

F-5

TRIANGLE CAPITAL CORPORATION

Unaudited Consolidated Schedule of Investments
June 30, 2009

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Non - Control / Non - Affiliate Investments:
Ambient Air Corporation (“AAC”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (6%)*	Specialty Trade Contractors	Subordinated Note- AAC (14%, Due 03/11)	$3,214,365	$3,128,267	$3,128,267
		Subordinated Note-AAC (18%, Due 03/11)	1,955,923	1,932,854	1,932,854
		Common Stock-PHM (128,571 shares)		128,571	99,100
		Common Stock Warrants-AAC (455 shares)		142,361	677,200

			5,170,288	5,332,053	5,837,421
American De-Rosa Lamparts, LLC and Hallmark Lighting (5%)*	Wholesale and Distribution	Subordinated Note (15.25%, Due 10/13)	8,364,145	8,232,287	4,627,900

			8,364,145	8,232,287	4,627,900
American Direct Marketing Resources, LLC (4%)*	Direct Marketing Services	Subordinated Note (15%, Due 03/15)	4,095,791	4,022,204	4,022,204

			4,095,791	4,022,204	4,022,204
ARC Industries, LLC (3%)*	Remediation Services	Subordinated Note (19%, Due 11/10)	2,592,822	2,577,892	2,577,892

			2,592,822	2,577,892	2,577,892
Art Headquarters, LLC (2%)*	Retail, Wholesale and Distribution	Subordinated Note (14%, Due 01/10)	2,225,155	2,213,014	2,213,014
		Membership unit warrants (15% of units (150 units))		40,800	—

			2,225,155	2,253,814	2,213,014
Assurance Operations Corporation (2%)*	Auto Components / Metal Fabrication	Senior Note (6%, Due 06/11)	2,484,000	2,034,000	2,034,000
		Common Stock (300 shares)		300,000	300,000

			2,484,000	2,334,000	2,334,000
CV Holdings, LLC (11%)*	Specialty Healthcare Products Manufacturer	Subordinated Note (16%, Due 09/13) Royalty rights	10,994,961	10,079,548	10,079,548
				874,400	818,200

			10,994,961	10,953,948	10,897,748
Cyrus Networks, LLC (7%)*	Data Center Services Provider	Senior Note (4%, Due 07/13)	5,054,837	5,041,227	5,041,227
		2nd Lien Note (8%, Due 01/14)	1,196,809	1,196,809	1,196,809
		Revolving Line of Credit (4)%	455,659	455,659	455,659

			6,707,305	6,693,695	6,693,695
Electronic Systems Protection, Inc. (4%)*	Power Protection Systems	Subordinated Note (14%, Due 12/15)	3,089,936	3,064,466	3,064,466
	Manufacturing	Senior Note (5%, Due 01/14)	907,514	907,514	907,514
		Common Stock (500 shares)		285,000	121,500

			3,997,450	4,256,980	4,093,480
Energy Hardware Holdings, LLC (0%)*	Machined Parts Distribution	Voting Units (4,833 units)		4,833	447,400

				4,833	447,400

F-6

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

FCL Graphics, Inc. (5%)*	Commercial Printing Services	Senior Note (8%, Due 5/12)	$1,575,554	$1,570,266	$1,450,412
		Senior Note (12%, Due 5/13)	2,000,000	1,993,813	1,841,613
		2nd Lien Note (20%, Due 11/13)	3,403,754	3,393,505	1,699,396

			6,979,308	6,957,584	4,991,421
Fire Sprinkler Systems, Inc. (1%)*	Specialty Trade Contractors	Subordinated Notes (12%, Due 04/11)	2,388,362	2,363,063	836,000
		Common Stock (295 shares)		294,624	—

			2,388,362	2,657,687	836,000
Garden Fresh Restaurant Corp. (4%)*	Restaurant	2nd Lien Note (9%, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	844,700

			3,000,000	3,500,000	3,844,700
Gerli & Company (2%)*	Specialty Woven Fabrics	Subordinated Note (14%, Due 08/11)	3,161,439	3,108,319	1,801,500
	Manufacturer	Common Stock Warrants (56,559 shares)		83,414	—

			3,161,439	3,191,733	1,801,500
Inland Pipe Rehabilitation Holding Company LLC (13%)*	Cleaning and Repair Services	Subordinated Note (14%, Due 01/14)	8,109,091	7,215,759	7,215,759
		Subordinated Note (18%, Due 01/14)	3,750,000	3,681,751	3,681,751
		Membership Interest Purchase Warrant (2.9)%		853,500	1,415,800

			11,859,091	11,751,010	12,313,310
Jenkins Service, LLC (10%)*	Restoration Services	Subordinated Note (17.5%, Due 04/14)	8,720,565	8,586,396	8,586,396
		Convertible Note (10%, Due 04/18)	1,375,000	1,339,824	1,339,824

			10,095,565	9,926,220	9,926,220
Library Systems & Services, LLC (2%)*	Municipal Business Services	Subordinated Note (12%, Due 03/11)	1,000,000	960,313	960,313
		Common Stock Warrants (112 shares)		58,995	983,700

			1,000,000	1,019,308	1,944,013
Novolyte Technologies, Inc. (8%)*	Specialty Manufacturing	Subordinated Note (16%, Due 04/15)	7,190,682	7,038,783	7,038,783
		Preferred Units (600 units)		600,000	185,000
		Common Units (22,960 units)		150,000	—

			7,190,682	7,788,783	7,223,783
Syrgis Holdings, Inc. (4%)*	Specialty Chemical Manufacturer	Senior Note (6%, Due 08/12-02/14)	4,437,500	4,411,151	4,270,500
		Common Units (2,114 units)		1,000,000	—

			4,437,500	5,411,151	4,270,500

F-7

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

TrustHouse Services Group, Inc. (5%)*	Food Management Services	Subordinated Note (14%, Due 09/15)	$4,307,483	$4,233,871	$4,233,871
		Class A Units (1,495 units)		475,000	416,000
		Class B Units (79 units)		25,000	—

			4,307,483	4,733,871	4,649,871
Tulsa Inspection Resources, Inc. (“TIR”) and Regent TIR Partners,	Pipeline Inspection Services	Subordinated Note (14%, Due 03/14)	$5,000,000	$4,593,888	$4,593,888
LLC (“RTIR”) (5%)*		Common Units — RTIR (11 units)		200,000	200,000
		Common Stock Warrants - TIR (7 shares)		321,000	321,000

			5,000,000	5,114,888	5,114,888
Twin-Star International, Inc. (6%)*	Consumer Home Furnishings	Subordinated Note (15%, Due 04/14)	4,500,000	4,444,427	4,183,200
	Manufacturer	Senior Note (5%, Due 04/13)	1,294,743	1,294,743	1,169,901

			5,794,743	5,739,170	5,353,101
Waste Recyclers Holdings, LLC (11%)*	Environmental and Facilities Services	Subordinated Note (15.5%, Due 01/13)	9,267,064	9,112,631	8,686,900
		Class A Preferred Units (300 Units)		2,251,100	1,581,000
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	—
		Common Units (153,219 Units)		180,783	—

			9,267,064	12,293,414	10,267,900
Wholesale Floors, Inc. (4%)*	Commercial Services	Subordinated Note (14%, Due 06/14)	3,500,000	3,352,312	3,352,312
		Membership Interest Purchase Warrant (4.0%)		132,800	—

			3,500,000	3,485,112	3,352,312
Yellowstone Landscape Group, Inc. (13%)*	Landscaping Services	Subordinated Note (15%, Due 04/14)	13,097,500	12,822,620	12,822,620

			13,097,500	12,822,620	12,822,620

Subtotal Non — Control — / Non — Affiliate Investments			137,710,654	143,054,257	132,456,893
Affiliate Investments:
Asset Point, LLC (6%)*	Asset Management Software Provider	Subordinated Note (17%, Due 03/13)	5,227,974	5,147,733	5,147,733
		Membership Units (10 units)		500,000	337,600

			5,227,974	5,647,733	5,485,333
Axxiom Manufacturing, Inc. (3%)*	Industrial Equipment Manufacturer	Subordinated Note (14%, Due 01/11)	2,145,485	2,129,465	2,129,465
		Common Stock (34,100 shares)		200,000	536,400
		Common Stock Warrant (1,000 shares)		—	13,900

			2,145,485	2,329,465	2,679,765

F-8

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”) (4) (2%)*	Oil and Gas Services	Subordinated Note — Brantley Transportation (14%, Due 12/12)	$3,800,000	$3,701,550	$2,303,200
		Common Unit Warrants — Brantley Transportation (4,560 common units)		33,600	—
		Preferred Units — Pine Street (200 units)		200,000	—
		Common Unit Warrants — Pine Street (2,220 units)		—	—

			3,800,000	3,935,150	2,303,200
Dyson Corporation (13%)*	Custom Forging and Fastener	Subordinated Note (15%, Due 12/13)	10,475,372	10,293,682	10,293,682
	Supplies	Class A Units (1,000,000 units)		1,000,000	1,798,100

			10,475,372	11,293,682	12,091,782
Equisales, LLC (8%)*	Energy Products and Services	Subordinated Note (15%, Due 04/12)	6,415,232	6,334,383	6,334,383
		Class A Units (500,000 units)		500,000	1,339,200

			6,415,232	6,834,383	7,673,583
Flint Acquisition Corporation (2%)*	Specialty Chemical Manufacturer	Preferred Stock (9,875 shares)		308,333	2,107,600

				308,333	2,107,600
Genapure Corporation (1%)*	Lab Testing Services	Genapure Common Stock (5,594 shares)		563,602	671,200
				563,602	671,200

Subtotal Affiliate Investments			28,064,063	30,912,348	33,012,463
Control Investments:
Fischbein, LLC (12%)*	Packaging and Materials Handling	Subordinated Note (16.5%, Due 05/13)	7,348,145	7,229,721	7,229,721
	Equipment Manufacturer	Membership Units (4,200,000 units)		4,200,000	3,796,200

			7,348,145	11,429,721	11,025,921

Subtotal Control Investments			7,348,145	11,429,721	11,025,921

Total Investments, June 30, 2009(185%)*			$173,122,862	$185,396,326	$176,495,277

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non — income producing.

(2)	Interest rates on subordinated debt include cash interest rate and paid — in — kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

See accompanying notes.

F-9

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments
December 31, 2008

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Non-Control / Non-Affiliate Investments: Ambient Air Corporation (“AAC”) and Peaden- Hobbs Mechanical, LLC (“PHM”) (6%)*	Specialty Trade Contractors	Subordinated Note-AAC (14%, Due 03/11)	$3,182,231	$3,074,633	$3,074,633
		Subordinated Note- AAC (18%, Due 03/11)	1,917,045	1,888,343	1,888,343
		Common Stock-PHM (126,634 shares)		126,634	126,634
		Common Stock Warrants-AAC (455 shares)		142,361	600,100

			5,099,276	5,231,971	5,689,710
American De-Rosa Lamparts, LLC and Hallmark Lighting (8%)*	Wholesale and Distribution	Subordinated Note (15.25%, Due 10/13)	8,208,166	8,064,571	6,894,500

			8,208,166	8,064,571	6,894,500
American Direct Marketing Resources, LLC (4%)*	Direct Marketing Services	Subordinated Note (15%, Due 03/15)	4,035,038	3,957,113	3,957,113

			4,035,038	3,957,113	3,957,113
APO Newco, LLC (3%)*	Commercial and Consumer	Subordinated Note (14%, Due 03/13)	1,993,336	1,907,664	1,907,664
	Marketing Products	Unit purchase warrant (87,302 Class C units)		25,200	1,033,400

			1,993,336	1,932,864	2,941,064
ARC Industries, LLC (3%)*	Remediation Services	Subordinated Note (19%, Due 11/10)	2,528,587	2,508,276	2,508,276

			2,528,587	2,508,276	2,508,276
Art Headquarters, LLC (3%)*	Retail, Wholesale and Distribution	Subordinated Note (14%, Due 01/10)	2,333,488	2,309,951	2,309,951
		Membership unit warrants (15% of units (150 units))		40,800	—

			2,333,488	2,350,751	2,309,951
Assurance Operations Corporation (4%)*	Auto Components / Metal Fabrication	Subordinated Note (17%, Due 03/12)	4,026,884	3,985,742	3,261,800
		Common Stock (57 shares)		257,143	—

			4,026,884	4,242,885	3,261,800
CV Holdings, LLC (12%)*	Specialty Healthcare Products	Subordinated Note (16%, Due 09/13)	10,776,412	9,780,508	9,780,508
	Manufacturer	Royalty rights		874,400	874,400

			10,776,412	10,654,908	10,654,908
Cyrus Networks, LLC (8%)*	Data Center Services Provider	Senior Note (6%, Due 07/13)	5,539,867	5,524,881	5,524,881
		2nd Lien Note (9%, Due 01/14)	1,196,809	1,196,809	1,196,809
		Revolving Line of Credit (6)%	253,144	253,144	253,144

			6,989,820	6,974,834	6,974,834
DataPath, Inc. (0%)*	Satellite Communication Manufacturer	Common Stock (210,263 shares)		101,500	—

				101,500	—

F-10

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Electronic Systems Protection, Inc. (5%)*	Power Protection Systems	Subordinated Note (14%, Due 12/15)	$3,059,267	$3,032,533	$3,032,533
	Manufacturing	Senior Note (6%, Due 01/14)	930,635	930,635	930,635
		Common Stock (500 shares)		285,000	285,000

			3,989,902	4,248,168	4,248,168
Energy Hardware Holdings, LLC (0%)*	Machined Parts Distribution	Voting Units (4,833 units)		4,833	292,300

				4,833	292,300
FCL Graphics, Inc. (8%)*	Commercial Printing Services	Senior Note (8%, Due 5/12)	1,669,200	1,663,083	1,663,083
		Senior Note (12%, Due 5/13)	2,000,000	1,993,191	1,993,191
		2nd Lien Note (18%, Due 11/13)	3,393,186	3,382,162	3,382,162

			7,062,386	7,038,436	7,038,436
Fire Sprinkler Systems, Inc. (1%)*	Specialty Trade Contractors	Subordinated Notes (12%, Due 04/11)	2,388,362	2,356,781	1,000,000
		Common Stock (283 shares)		282,905	11,719

			2,388,362	2,639,686	1,011,719
Garden Fresh Restaurant Corp. (4%)*	Restaurant	2nd Lien Note (11%, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	583,600

			3,000,000	3,500,000	3,583,600
Gerli & Company (2%)*	Specialty Woven Fabrics	Subordinated Note (14%, Due 08/11)	3,161,439	3,092,786	1,865,000
	Manufacturer	Common Stock Warrants (56,559 shares)		83,414	—

			3,161,439	3,176,200	1,865,000
Inland Pipe Rehabilitation Holding Company LLC (10%)*	Cleaning and Repair Services	Subordinated Note (14%, Due 01/14)	8,095,149	7,422,265	7,422,265
		Membership Interest Purchase Warrant (2.5)%		563,300	1,407,300

			8,095,149	7,985,565	8,829,565
Jenkins Service, LLC (10%)*	Restoration Services	Subordinated Note (17.5%, Due 04/14)	8,411,172	8,266,277	8,266,277
		Convertible Note (10%, Due 04/18)	1,375,000	1,336,993	1,336,993

			9,786,172	9,603,270	9,603,270
Library Systems & Services, LLC (3%)*	Municipal Business Services	Subordinated Note (12%, Due 03/11)	2,000,000	1,948,573	1,948,573
		Common Stock Warrants (112 shares)		58,995	802,500

			2,000,000	2,007,568	2,751,073
Novolyte Technologies, Inc. (8%)*	Specialty Manufacturing	Subordinated Note (16%, Due 04/15)	7,048,222	6,880,696	6,880,696
		Preferred Units (600 units)		600,000	600,000
		Common Units (22,960 units)		150,000	150,000

			7,048,222	7,630,696	7,630,696
Syrgis Holdings, Inc. (6%)*	Specialty Chemical Manufacturer	Senior Note (7%, Due 08/12-02/14)	4,632,500	4,602,773	4,602,773
		Common Units (2,114 units)		1,000,000	532,700

			4,632,500	5,602,773	5,135,473

F-11

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

TrustHouse Services Group, Inc. (5%)*	Food Management Services	Subordinated Note (14%, Due 09/15)	$4,264,494	$4,186,542	$4,186,542
		Class A Units (1,495 units)		475,000	207,500
		Class B Units (79 units)		25,000	—

			4,264,494	4,686,542	4,394,042
Twin-Star International, Inc. (6%)*	Consumer Home Furnishings	Subordinated Note (15%, Due 04/14)	4,500,000	4,439,137	4,439,137
	Manufacturer	Senior Note (8%, Due 04/13)	1,301,921	1,301,921	1,301,921

			5,801,921	5,741,058	5,741,058
Waste Recyclers Holdings, LLC (13%)*	Environmental and Facilities Services	Subordinated Note (15.5%, Due 01/13)	9,106,995	8,935,266	8,935,266
		Class A Preferred Units (300 Units)		2,251,100	2,251,100
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	748,900
		Common Units (153,219 Units)		153,219	153,219

			9,106,995	12,088,485	12,088,485
Wholesale Floors, Inc. (4%)*	Commercial Services	Subordinated Note (14%, Due 06/14)	3,500,000	3,341,947	3,341,947
		Membership Interest Purchase Warrant (4.0)%		132,800	—

			3,500,000	3,474,747	3,341,947
Yellowstone Landscape Group, Inc. (14%)*	Landscaping Services	Subordinated Note (15%, Due 04/14)	13,261,710	12,965,889	12,965,889

			13,261,710	12,965,889	12,965,889

Subtotal Non — Control/ Non — Affiliate Investments			133,090,259	138,413,589	135,712,877
Affiliate Investments:
Asset Point, LLC (6%)*	Asset Management Software Provider	Subordinated Note (15%, Due 03/13)	5,123,925	5,035,428	5,035,428
		Membership Units (10 units)		500,000	371,400

			5,123,925	5,535,428	5,406,828
Axxiom Manufacturing, Inc. (3%)*	Industrial Equipment	Subordinated Note (14%, Due 01/11)	2,124,037	2,103,277	2,103,277
	Manufacturer	Common Stock (34,100 shares)		200,000	408,900
		Common Stock Warrant (1,000 shares)		—	10,600

			2,124,037	2,303,277	2,522,777
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine	Oil and Gas Services	Subordinated Note — Brantley Transportation (14%, Due 12/12) Common Unit Warrants — Brantley	3,800,000	3,690,525	3,690,525
Street”) (4) (4%)*		Transportation (4,560 common units)		33,600	41,800
		Preferred Units — Pine Street (200 units)		200,000	139,200
		Common Unit Warrants — Pine Street (2,220 units)		—	—

			3,800,000	3,924,125	3,871,525

F-12

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Dyson Corporation (12%)*	Custom Forging and Fastener	Subordinated Note (15%, Due 12/13)	$10,318,750	$10,123,339	$10,123,339
	Supplies	Class A Units (1,000,000 units)		1,000,000	964,700

			10,318,750	11,123,339	11,088,039
Equisales, LLC (9%)*	Energy Products and Services	Subordinated Note (15%, Due 04/12)	6,319,315	6,226,387	6,226,387
		Class A Units (500,000 units)		500,000	2,322,400

			6,319,315	6,726,387	8,548,787
Flint Acquisition Corporation (2%)*	Specialty Chemical Manufacturer	Preferred Stock (9,875 shares)		308,333	1,984,500

				308,333	1,984,500
Genapure Corporation (1%)*	Lab Testing Services	Genapure Common Stock (5,594 shares)		563,602	472,100

				563,602	472,100

Subtotal Affiliate Investments			27,686,027	30,484,491	33,894,556
Control Investments:
Fischbein, LLC (14%)*	Packaging and Materials Handling	Subordinated Note (16.5%, Due 05/13)	7,184,066	7,053,458	7,053,458
	Equipment Manufacturer	Membership Units (4,200,000 units)		4,200,000	5,444,400

			7,184,066	11,253,458	12,497,858

Subtotal Control Investments			7,184,066	11,253,458	12,497,858

Total Investments, December 31, 2008 (199%)*			$167,960,352	$180,151,538	$182,105,291

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non — income producing.

(2)	Interest rates on subordinated debt include cash interest rate and paid — in — kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

See accompanying notes.

F-13

Triangle Capital Corporation

Notes to Unaudited Financial Statements

1.	Organization, Basis of Presentation and Business

Organization

Triangle Capital Corporation and its wholly owned subsidiary, Triangle Mezzanine Fund LLLP (the “Fund”) (collectively, the “Company”) operate as a Business Development Company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Fund is a specialty finance limited liability limited partnership formed to make investments primarily in middle market companies located throughout the United States. The Fund’s term is ten years from the date of formation (August 14, 2002) unless terminated earlier or extended in accordance with provisions of the limited partnership agreement. On September 11, 2003, the Fund was licensed to operate as a Small Business Investment Company (“SBIC”) under the authority of the United States Small Business Administration (“SBA”). As an SBIC, the Fund is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments.

The Company currently operates as a closed-end, non-diversified investment company and has elected to be treated as a BDC under the 1940 Act. The Company is internally managed by its executive officers under the supervision of its board of directors. The Company does not pay management or advisory fees, but instead incurs the operating costs associated with employing executive management and investment and portfolio management professionals.

Basis of Presentation

The financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries, including the Fund. The Fund does not consolidate portfolio company investments. The effects of all intercompany transactions between the Company and its subsidiaries have been eliminated in consolidation/combination.

The accompanying unaudited financial statements are presented in conformity with United States generally accepted accounting principles (“U.S. GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the period ended December 31, 2008. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Management has evaluated subsequent events for recognition or disclosure through August 5, 2009, which was the date this Form 10-Q was filed with the Securities and Exchange Commission.

Public Offering of Common Stock

On April 23, 2009, the Company filed a Prospectus Supplement whereby 1,200,000 shares of common stock were offered for sale at a price of $10.75 per share. Pursuant to this offering, all shares were sold and delivered on April 27, 2009 resulting in net proceeds to the Company, after underwriting discounts and offering expenses, of approximately $11,700,000. On May 27, 2009, pursuant to the exercise of an overallotment option granted in connection with the offering, the underwriters in this transaction purchased an

F-14

Triangle Capital Corporation

Notes to Unaudited Financial Statements — (Continued)

additional 80,000 shares of the Company’s common stock at the public offering price, less underwriting discounts and commissions, resulting in net proceeds to the Company of approximately $800,000.

New Accounting Pronouncements

In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165, Subsequent Events (“SFAS 165”), which provides authoritative accounting literature for a topic that was previously addressed only in auditing literature. The three modifications to the subsequent events guidance contained in AU Section 560 that are required by SFAS 165 are 1) to name the two types of subsequent events either as recognized subsequent events or non-recognized subsequent events; 2) to modify the definition of subsequent events to refer to events or transactions that occur after the balance sheet date, but before the financial statements are issued; and 3) to require entities to disclose the date through which an entity has evaluated subsequent events and the basis for that date. The Company adopted SFAS 165 on June 15, 2009.

2.	Investments

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

		Percentage of		Percentage of
	Cost	Total Portfolio	Fair Value	Total Portfolio

June 30, 2009:
Subordinated debt and 2nd lien notes	$150,531,337	81%	$140,313,651	80%
Senior debt	17,708,373	10	17,170,826	10
Equity shares	13,866,846	8	14,781,000	8
Equity warrants	2,415,370	1	3,411,600	2
Royalty rights	874,400	—	818,200	—

	$185,396,326	100%	$176,495,277	100%

December 31, 2008:
Subordinated debt and 2nd lien notes	$147,493,871	82%	$143,015,291	79%
Senior debt	16,269,628	9	16,269,628	9
Equity shares	13,684,269	8	17,301,372	9
Equity warrants	1,829,370	1	4,644,600	3
Royalty rights	874,400	—	874,400	—

	$180,151,538	100%	$182,105,291	100%

The company made no new investments during the three months ended June 30, 2009. During the six months ended June 30, 2009, the Company made one new investment totaling $5.2 million and five investments in existing portfolio companies totaling approximately $4.0 million.

During the three months ended June 30, 2008, the Company made five new investments totaling $41.9 million, two additional debt investments in existing portfolio companies of $1.3 million and one additional equity investment in an existing portfolio company of approximately $21,000. During the six months ended June 30, 2008, the Company made eight new investments totaling $56.4 million, one additional debt investment in an existing portfolio company of $0.9 million and two additional equity investments in existing portfolio companies of approximately $0.1 million.

F-15

Triangle Capital Corporation

Notes to Unaudited Financial Statements — (Continued)

Valuation of Investments

The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). Under SFAS 157, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by SFAS 157 are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company’s investment portfolio is comprised of debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its investments at fair value, as determined in good faith by the Board of Directors (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, the Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

In making the good faith determination of the value of debt securities, the Company starts with the cost basis of the security, which includes the amortized original issue discount, and paid-in-kind (PIK) interest, if any. The Company also uses a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, management utilizes an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating (discussed below), (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made and the portfolio company’s anticipated results for the next twelve months of operations, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, and (iv) current pricing and credit metrics for similar proposed and executed investment transactions. In valuing equity securities of private companies, the Company considers valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in

F-16

Triangle Capital Corporation

Notes to Unaudited Financial Statements — (Continued)

comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

The following table presents the Company’s financial instruments carried at fair value as of June 30, 2009 and December 31, 2008, on the consolidated balance sheet by FAS 157 valuation hierarchy, as previously described:

	Fair Value at June 30, 2009
	Level 1	Level 2	Level 3	Total

Portfolio company investments	$—	$—	$176,495,277	$176,495,277

	$—	$—	$176,495,277	$176,495,277

	Fair Value at December 31, 2008
	Level 1	Level 2	Level 3	Total

Portfolio company investments	$—	$—	$182,105,291	$182,105,291

	$—	$—	$182,105,291	$182,105,291

The following table reconciles the beginning and ending balances of our portfolio company investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the six months ended June 30, 2009 and 2008:

	Six Months Ended	Six Months Ended
	June 30, 2009	June 30, 2008

Fair value of portfolio, beginning of period	$182,105,291	$113,036,240
New investments	9,193,735	57,312,359
Loan origination fees received	(175,000)	(1,091,996)
Proceeds from sale of investment	(1,888,384)	(175,000)
Principal repayments received	(4,903,577)	(4,445,159)
Paid-in-kind interest earned	2,152,633	1,442,626
Paid-in-kind interest received	(497,427)	(53,464)
Accretion of loan discounts	203,742	49,631
Accretion of deferred loan origination revenue	310,902	180,152
Realized gains on investments	848,164	—
Unrealized losses on investments	(10,854,802)	(271,827)

Fair value of portfolio, end of period	$176,495,277	$165,983,562

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Company’s statements of operations. Net unrealized losses on investments of approximately $6,692,000 and $10,929,000, respectively, during the three and six months ended June 30, 2009 are related to portfolio company investments that are still held by the Company as of June 30, 2009. Net unrealized gains (losses) on investments of approximately $924,000 and $(328,000), respectively, during the three and six months ended June 30, 2008 are related to portfolio company investments that were still held by the Company as of June 30, 2008.

Duff & Phelps, LLC (“Duff & Phelps”), an independent valuation firm, provides third party valuation consulting services to the Company which consist of certain limited procedures that the Company identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and

F-17

Triangle Capital Corporation

Notes to Unaudited Financial Statements — (Continued)

for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

For the quarter ended March 31, 2009, the Company asked Duff & Phelps to perform the procedures on investments in seven portfolio companies comprising approximately 26% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2009. For the quarter ended June 30, 2009, the Company asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 20% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of June 30, 2009. Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. The Board of Directors of Triangle Capital Corporation is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

Warrants

When originating a debt security, the Company will sometimes receive warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity — related securities received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount and accreted into interest income over the life of the loan.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains or losses are recorded upon the sale or liquidation of investments and calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the valuation of the investments and the cost basis of the investments.

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25.0% of the voting securities of such company or has greater than 50.0% representation on its board. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5.0% and 25.0% of the voting securities of such company.

Investment Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-

F-18

Triangle Capital Corporation

Notes to Unaudited Financial Statements — (Continued)

accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received in connection with loan agreements are recorded as deferred income and recognized as income over the term of the loan. Loan prepayment penalties and loan amendment fees are recorded into income when received. Any previously deferred fees are immediately recorded into income upon prepayment of the related loan.

Paid-in-Kind Interest

The Company holds loans in its portfolio that contain a paid-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and is recorded as interest income. To maintain the Company’s status as a Regulated Investment Company (“RIC”), this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.

Concentration of Credit Risk

The Company’s investees are generally lower middle-market companies in a variety of industries. At both June 30, 2009 and December 31, 2008, there were no individual investments greater than 10% of the fair value of the Company’s portfolio. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investees.

The Company’s investments carry a number of risks including, but not limited to: 1) investing in lower middle market companies which may have limited operating histories and, in many cases, have limited financial resources; 2) investing in senior subordinated debt which ranks equal to or lower than debt held by certain other investors; 3) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.

3.	Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, so long as the Company meets certain minimum distribution, source-of-income and asset diversification requirements, it generally is required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains.

In addition, the Company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for GAAP purposes, such that the Company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the

F-19

Triangle Capital Corporation

Notes to Unaudited Financial Statements — (Continued)

Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. Where the LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Statements of Operations.

For federal income tax purposes, the cost of investments owned at June 30, 2009 was approximately $186.0 million.

4.	Long — Term Debt

At both June 30, 2009 and December 31, 2008, the Company has the following debentures outstanding guaranteed by the SBA:

		Prioritized Return
Issuance/Pooling Date	Maturity Date	(Interest) Rate

September 22, 2004	September 1, 2014	5.539%	$8,700,000
March 23, 2005	March 1, 2015	5.893%	13,600,000
September 28, 2005	September 1, 2015	5.796%	9,500,000
February 1, 2007	March 1, 2017	6.231%	4,000,000
March 26, 2008	March 1, 2018	6.191%	6,410,000
March 27, 2008	September 1, 2018	6.580%	4,840,000
April 11, 2008	September 1, 2018	6.442%	9,400,000
April 28, 2008	September 1, 2018	6.442%	15,160,000
May 29, 2008	September 1, 2018	6.442%	5,000,000
May 29, 2008	September 1, 2018	6.442%	5,000,000
June 11, 2008	September 1, 2018	6.442%	5,000,000
June 24, 2008	September 1, 2018	6.442%	2,500,000
August 28, 2008	September 1, 2018	6.442%	1,000,000
August 28, 2008	September 1, 2018	6.442%	2,000,000
August 28, 2008	September 1, 2018	6.442%	1,000,000
October 24, 2008	March 1, 2019	5.337%	4,000,000
October 28, 2008	March 1, 2019	5.337%	4,000,000
October 31, 2008	March 1, 2019	5.337%	4,000,000
October 31, 2008	March 1, 2019	5.337%	4,000,000
November 4, 2008	March 1, 2019	5.337%	4,000,000
November 4, 2008	March 1, 2019	5.337%	2,000,000

			$115,110,000

F-20

Triangle Capital Corporation

Notes to Unaudited Financial Statements — (Continued)

Interest payments are payable semi-annually. There are no principal payments required on these issues prior to maturity. Debentures issued prior to September 2006 were subject to prepayment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006.

Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding, at any time, SBA guaranteed debentures up to three times the amount of its regulatory capital. As of June 30, 2009, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million. In June 2009, the Fund received a new leverage commitment from the SBA which increased the Fund’s ability to issue SBA guaranteed debentures up to the maximum statutory limit of $150.0 million. In addition to the one-time 1.0% fee on the total commitment from the SBA, the Company also pays a one-time 2.425% fee on the amount of each debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rates for all SBA guaranteed debentures as of June 30, 2009 and December 31, 2008 were 6.03% and 5.81%, respectively. The weighted average interest rate as of December 31, 2008 includes $93.1 million of pooled SBA-guaranteed debentures with a weighted average fixed interest rate of 6.19% and $22.0 million of unpooled SBA-guaranteed debentures with a weighted average interim interest rate of 4.19%. As of June 30, 2009, all SBA-guaranteed debentures have been pooled and assigned fixed rates.

5.	Equity-Based Compensation

The Company’s Board of Directors and stockholders have approved the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (the “Plan”), under which there are 900,000 shares of the Company’s Common Stock authorized for issuance. The terms of equity-based awards granted under the Plan generally will vest ratably over one- to four-year periods.

The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by Statement of Accounting Standards No. 123R, “Share-Based Payment.” Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize this fair value to compensation expense over the requisite service period or vesting term.

On February 4, 2009, the Company’s Board of Directors granted 133,000 restricted shares of our common stock to certain employees. These restricted shares had a total grant date fair value of approximately $1.4 million, which will be expensed on a straight-line basis over each respective award’s vesting period. In addition, on May 6, 2009, the Company’s Board of directors granted 11,812 restricted shares of our common stock to its independent directors. These restricted shares had a total grant date fair value of approximately $0.1 million, which will be expensed on a straight-line basis over a one-year period ending May 6, 2010.

In the three and six months ended June 30, 2009, the Company recognized equity-based compensation expense of approximately $0.2 million and $0.3 million, respectively. In both the three and six months ended June 30, 2008, the Company recognized equity-based compensation expense of approximately $0.1 million. Equity-based compensation expense is included in general and administrative expenses in the Company’s consolidated statements of operations. As of June 30, 2009, the Company has a total of 219,812 restricted shares outstanding.

As of June 30, 2009, there was approximately $2.2 million of total unrecognized compensation cost, related to the Company’s non-vested restricted shares. This cost is expected to be recognized over a weighted-average period of approximately 3.0 years.

F-21

Triangle Capital Corporation

Notes to Unaudited Financial Statements — (Continued)

6.	Financial Highlights

The following is a schedule of financial highlights for the six months ended June 30, 2009 and 2008:

	Six Months Ended June 30,
	2009	2008

Per share data:
Net asset value at beginning of period	$13.22	$13.74
Net investment income(1)	0.84	0.65
Net realized gains on investments(1)	0.11	—
Net unrealized appreciation (depreciation) on investments(1)	(1.41)	(0.09)

Total increase (decrease) from investment operations(1)	(0.46)	0.56
Cash dividends/distributions declared	(0.85)	(0.31)
Common Stock Offering	(0.41)	—
Stock-based compensation	0.04	0.01
Income tax provision(1)	(0.01)	(0.03)
Other(3)	(0.22)	(0.24)

Net asset value at end of period	$11.31	$13.73

Market value at end of period(4)	$10.92	$11.39

Shares outstanding at end of period	8,332,942	6,917,363
Net assets at end of period	$94,280,362	$95,006,293
Average net assets	$93,022,600	$94,468,102
Ratio of operating expenses to average net assets (annualized)	15%	9%
Ratio of net investment income to average net assets (annualized)	14%	9%
Portfolio turnover ratio	4%	4%
Total Return(5)	15%	(6%)

(1)	Weighted average basic per share data.

(2)	Represents the dilutive effect of the Company’s offering of Common Stock at a price less than net asset value.

(3)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(4)	Represents the closing price of the Company’s common stock on the last day of the period.

(5)	Total return equals the change in the ending market value of the Company’s common stock during the period, plus dividends declared per share during the period, divided by the market value of the Company’s common stock on the first day of the period. Total return is not annualized.

7.	Subsequent Events

On July 30, 2009, the Company invested $7.5 million in subordinated debt of Frozen Specialties, Inc., a leading manufacturer of private label frozen pizzas and pizza bites, sold primarily through the retail grocery channel.

F-22

PROSPECTUS

$300,000,000

Common Stock

We may offer, from time to time, up to $300,000,000 worth of our common stock, $0.001 par value per share in one or more offerings. Our common stock may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On May 7, 2008, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending May 6, 2009. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.

Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so. Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

Our common stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such common stock.

We are a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States, with an emphasis on the Southeast. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is listed on the Nasdaq Global Market under the symbol “TCAP.” On April 9, 2009, the last reported sale price of our common stock on the Nasdaq Global Market was $10.40 per share.

Investing in our common stock is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occurs. Among these risks is the risk associated with the use of leverage. For more information regarding these risks, please see “Risk Factors” beginning on page 13.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, or by telephone at (919) 719-4770 or on our website at www.tcap.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

The date of this prospectus is April 16, 2009.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 worth of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in this prospectus.

Triangle Capital Corporation is a Maryland corporation incorporated on October 10, 2006, for the purpose of acquiring Triangle Mezzanine Fund LLLP, or Triangle SBIC, and its general partner, Triangle Mezzanine LLC, or TML, raising capital in its Initial Public Offering, or IPO, which closed on February 21, 2007 and, thereafter, operating as an internally managed business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Triangle SBIC is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Simultaneously with the consummation of our IPO, we acquired all of the equity interests in Triangle SBIC and TML as described elsewhere in this prospectus under “Formation Transactions,” whereby Triangle SBIC became our wholly owned subsidiary. Unless otherwise noted in this prospectus or any accompanying prospectus supplement, the terms “we,” “us,” “our” and “Triangle” refer to Triangle SBIC prior to the IPO and to Triangle Capital Corporation and its subsidiaries currently existing.

Triangle Capital Corporation

Triangle Capital Corporation is a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States. We define lower middle market companies as those having annual revenues between $10.0 and $100.0 million. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests.

We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $75.0 million and annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $2.0 and $20.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.

Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We are continuing to operate Triangle SBIC as an SBIC and to utilize the proceeds of the sale of SBA guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of December 31, 2008, we had investments in 34 portfolio companies, with an aggregate cost of $180.2 million.

Our principal executive offices are located at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, and our telephone number is 919-719-4770. We maintain a website on the Internet at www.tcap.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus.

Our Business Strategy

We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments by:

•	Focusing on Underserved Markets. We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•	Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•	Leveraging the Experience of Our Management Team. Our senior management team has more than 100 years of combined experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, specialty finance companies, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in depth understanding of the strategic, financial and operational opportunities associated with lower middle market companies. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•	Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, allowing us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to attending regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•	Taking Advantage of Low Cost Debentures Guaranteed by the SBA. Our license to do business as an SBIC allows us to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net interest income beyond the levels achievable by other BDCs utilizing traditional leverage.

•	Investing Across Multiple Industries. While we focus our investments in lower middle market companies, we seek to invest across various industries. We monitor our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•	Utilizing Long-Standing Relationships to Source Deals. Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

Our Investment Criteria

We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•	Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $2.0 million. We do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•	Experienced Management Teams With Meaningful Equity Ownership. Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is more committed to a portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Strong Competitive Position. We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•	Varied Customer and Supplier Base. We prefer to invest in companies that have a varied customer and supplier base. Companies with a varied customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•	Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Our Investment Portfolio

As of December 31, 2008, we had investments in 34 portfolio companies with an aggregate cost of approximately $180.2 million. As of December 31, 2008, we had no investments that represented more than 10% of the total fair value of our investment portfolio. As of December 31, 2008, the weighted average yield on all of our outstanding debt investments (including payment-in-kind, or PIK, interest) was approximately 14.4%. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments) was approximately 13.2% as of December 31, 2008. There is no assurance that the portfolio yields will remain at these levels after the offering. The following table sets forth certain audited information as of December 31, 2008 for each portfolio company in which we had a debt or equity investment.

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Non-Control / Non-Affiliate Investments:
Ambient Air Corporation (“AAC”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (6%)* 620 West Baldwin Road Panama City, FL 32405	Specialty Trade Contractors	Subordinated Note-AAC (14%, Due 03/11)	$3,182,231	$3,074,633	$3,074,633
		Subordinated Note-AAC (18%, Due 03/11)	1,917,045	1,888,343	1,888,343
		Common Stock-PHM (126,634 shares)		126,634	126,634
		Common Stock Warrants-AAC (455 shares)		142,361	600,100

			5,099,276	5,231,971	5,689,710
American De-Rosa Lamparts, LLC	Wholesale and	Subordinated Note
and Hallmark Lighting (8%)*	Distribution	(15.25%, Due 10/13)	8,208,166	8,064,571	6,894,500
1945 S. Tubeway Ave. Commerce, CA 90040

			8,208,166	8,064,571	6,894,500
American Direct Marketing Resources, LLC (4%)	Direct Marketing	Subordinated Note
400 Chesterfield Center, Suite 500	Services	(15%, Due 03/15)	4,035,038	3,957,113	3,957,113
Chesterfield, MO 63017

			4,035,038	3,957,113	3,957,113
APO Newco, LLC (3%)*	Commercial and	Subordinated Note
3080 Bartlett Corporate Drive	Consumer	(14%, Due 03/13)	1,993,336	1,907,664	1,907,664
Bartlett, TN 38133	Marketing Products	Unit purchase warrant (87,302 Class C units)		25,200	1,033,400

			1,993,336	1,932,864	2,941,064
ARC Industries, LLC (3%)*	Remediation	Subordinated Note
221 Dalton Avenue	Services	(19%, Due 11/10)	2,528,587	2,508,276	2,508,276
Charlotte, NC 28225

			2,528,587	2,508,276	2,508,276

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Art Headquarters, LLC (3%)* 11885 44th Street Clearwater, FL 33762	Retail, Wholesale and Distribution	Subordinated Note (14%, Due 01/10)	$2,333,488	$2,309,951	$2,309,951
		Membership unit warrants (15% of units (150 units))		40,800	—

			2,333,488	2,350,751	2,309,951
Assurance Operations Corp. (4%)*	Auto Components /	Subordinated Note
9341 Highway 43	Metal Fabrication	(17%, Due 03/12)	4,026,884	3,985,742	3,261,800
Killen, AL 35645		Common Stock (57 shares)		257,143	—

			4,026,884	4,242,885	3,261,800
CV Holdings, LLC (12%)*	Specialty	Subordinated Note
1030 Riverfront Center	Healthcare Products	(16%, Due 09/13)	10,776,412	9,780,508	9,780,508
Amsterdam, NY 12010	Manufacturer	Royalty rights		874,400	874,400

			10,776,412	10,654,908	10,654,908
Cyrus Networks, LLC (8%)* 4201 Southwest Freeway	Data Center Services Provider	Senior Note (6%, Due 07/13)	5,539,867	5,524,881	5,524,881
Houston, TX 77027		2nd Lien Note (9%, Due 01/14)	1,196,809	1,196,809	1,196,809
		Revolving Line of Credit (6%)	253,144	253,144	253,144

			6,989,820	6,974,834	6,974,834
DataPath, Inc. (0%)* 350 Technology Pkwy., Suite 400 Norcross, GA 30092	Satellite Communication Manufacturer	Common Stock (210,263 shares)		101,500	—

				101,500	—
Electronic Systems Protection, Inc. (5%)* 517 North Industrial Drive Zebulon, NC 27577	Power Protection Systems Manufacturing	Subordinated Note (14%, Due 12/15)	3,059,267	3,032,533	3,032,533
		Senior Note (6%, Due 01/14)	930,635	930,635	930,635
		Common Stock (500 shares)		285,000	285,000

			3,989,902	4,248,168	4,248,168
Energy Hardware Holdings, LLC (0%)* 2730 E. Phillips Road Greer, SC 29650	Machined Parts Distribution	Voting Units (4,833 units)		4,833	292,300

				4,833	292,300

FCL Graphics, Inc. (8%)* 4600 N. Olcott Ave.	Commercial Printing Services	Senior Note (8%, Due 5/12)	1,669,200	1,663,083	1,663,083
Harwood Heights, IL 60706		Senior Note (12%, Due 5/13)	2,000,000	1,993,191	1,993,191
		2nd Lien Note (18%, Due 11/13)	3,393,186	3,382,162	3,382,162

			7,062,386	7,038,436	7,038,436
Fire Sprinkler Systems, Inc. (1%)* 705 E. Harrison Street, Suite 200	Specialty Trade Contractors	Subordinated Notes (12%, Due 04/11)	2,388,362	2,356,781	1,000,000
Corona, CA 92879		Common Stock (283 shares)		282,905	11,719

			2,388,362	2,639,686	1,011,719
Garden Fresh Restaurant Corp. (4%)* 15822 Bernardo Center Drive San Diego, CA 92127	Restaurant	2nd Lien Note (11%, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	583,600

			3,000,000	3,500,000	3,583,600
Gerli & Company (2%)* 75 Stark Street	Specialty Woven Fabrics	Subordinated Note (14%, Due 08/11)	3,161,439	3,092,786	1,865,000
Plains, PA 18705	Manufacturer	Common Stock Warrants (56,559 shares)		83,414	—

			3,161,439	3,176,200	1,865,000
Inland Pipe Rehabilitation Holding Company, LLC (10%)*	Cleaning and Repair Services	Subordinated Note (14%, Due 01/14)	8,095,149	7,422,265	7,422,265
350 N. Old Woodward, Ste. 100 Birmingham, MI 48009		Membership Interest Purchase Warrant (2.5)%		563,300	1,407,300

			8,095,149	7,985,565	8,829,565
Jenkins Services, LLC (10%)* 45681 Oakbrook Ct., Ste. 113	Restoration Services	Subordinated Note (17.5%, Due 04/14)	8,411,172	8,266,277	8,266,277
Sterling, VA 20166		Convertible Note (10%, Due 04/14)	1,375,000	1,336,993	1,336,993

			9,786,172	9,603,270	9,603,270

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Library Systems & Services, LLC (3%)* 12850 Middlebrook Road	Municipal Business Services	Subordinated Note (12%, Due 03/11)	$2,000,000	$1,948,573	$1,948,573
Germantown, MD 20874		Common Stock Warrants (112 shares)		58,995	802,500

			2,000,000	2,007,568	2,751,073
Novolyte Technologies, Inc. (8%)* 111 West Irene Road Zachory, LA 70791	Specialty Manufacturing	Subordinated Note (16%, Due 04/15)	7,048,222	6,880,696	6,880,696
		Preferred Units (600 units)		600,000	600,000
		Common Units (22,960 units)		150,000	150,000

			7,048,222	7,630,696	7,630,696
Syrgis Holdings, Inc. (6%)* 1025 Mary Laidley Drive	Specialty Chemical Manufacturer	Senior Note (7%, Due 08/12-02/14)	4,632,500	4,602,773	4,602,773
Covington, KY 41017		Common Units (2,114 units)		1,000,000	532,700

			4,632,500	5,602,773	5,135,473
TrustHouse Services Group, Inc. (5%)* 21 Armory Drive	Food Management Services	Subordinated Note (14%, Due 09/15)	4,264,494	4,186,542	4,186,542
Wheeling, WV 26003		Class A Units (1,495 units)		475,000	207,500
		Class B Units (79 units)		25,000	—

			4,264,494	4,686,542	4,394,042
Twin-Star International, Inc. (6%)* 115 S.E. 4th Avenue	Consumer Home Furnishings	Subordinated Note (15%, Due 04/14)	4,500,000	4,439,137	4,439,137
Delray Beach, FL 33483	Manufacturer	Senior Note (8%, Due 04/13)	1,301,921	1,301,921	1,301,921

			5,801,921	5,741,058	5,741,058
Waste Recyclers Holdings, LLC (13%) 261 Highway 20 East	Environmental and Facilities Services	Subordinated Note (15.5%, Due 01/13)	9,106,995	8,935,266	8,935,266
Suite A, B & D Freeport, FL 32439		Class A Preferred Units (300 Units)		2,251,100	2,251,100
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	748,900
		Common Units (153,219 Units)		153,219	153,219

			9,106,995	12,088,485	12,088,485
Wholesale Floors, Inc. (4%)* 8855 N. Black Canyon Highway	Commercial Services	Subordinated Note (14%, Due 06/14)	3,500,000	3,341,947	3,341,947
Phoenix, AZ 85021		Membership Interest Purchase Warrant (4.0%)		132,800	—

			3,500,000	3,474,747	3,341,947
Yellowstone Landscape Group, Inc. (14%)*	Landscaping	Subordinated Note
220 Elm Street	Services	(15%, Due 04/14)	13,261,710	12,965,889	12,965,889
New Canaan, CT 06840

			13,261,710	12,965,889	12,965,889

Subtotal Non-Control / Non-Affiliate Investments			133,090,259	138,413,589	135,712,877
Affiliate Investments:
Asset Point, LLC (6%)* 770 Pelham Road, Suite 200	Asset Management Software Provider	Subordinated Note (15%, Due 03/13)	5,123,925	5,035,428	5,035,428
Greenville, SC 29615		Membership Units (10 units)		500,000	371,400

			5,123,925	5,535,428	5,406,828
Axxiom Manufacturing, Inc (3%)* 11927 South Highway 6	Industrial Equipment	Subordinated Note (14%, Due 01/11)	2,124,037	2,103,277	2,103,277
Fresno, TX 77545	Manufacturer	Common Stock (34,100 shares)		200,000	408,900
		Common Stock Warrant
		(1,000 shares)		—	10,600

			2,124,037	2,303,277	2,522,777
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”)(4) (4%)* 808 N. Ruth Street Monahans, TX 79756	Oil and Gas Services	Subordinated Note — Brantley Transportation (14%, Due 12/12)	3,800,000	3,690,525	3,690,525
		Common Unit Warrants — Brantley Transportation (4,560 common units)		33,600	41,800
		Preferred Units — Pine Street (200 units)		200,000	139,200
		Common Unit Warrants —
		Pine Street (2,220 units)		—	—

			3,800,000	3,924,125	3,871,525

		Type of	Principal			Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost		Value(3)

Dyson Corporation (12%)* 53 Freedom Road Painesville, OH 44077	Custom Forging and Fastener Supplies	Subordinated Note (15%, Due 12/13)	$10,318,750	$10,123,339		$10,123,339
		Class A Units (1,000,000 units)		1,000,000		964,700

			10,318,750	11,123,339		11,088,039
Equisales, LLC (9%)* 13811 Cullen Blvd.	Energy Products and Services	Subordinated Note (15%, Due 04/12)	6,319,315	6,226,387		6,226,387
Houston, TX 77047		Class A Units (500,000 units)		500,000		2,322,400

			6,319,315	6,726,387		8,548,787
Flint Acquisition Corporation (2%)* 115 Todd Court Thomasville, NC 27360	Specialty Chemical Manufacturer	Preferred Stock (9,875 shares)		308,333		1,984,500

				308,333		1,984,500

Genapure Corporation (1%)* 1205 Industrial Blvd. 18966 Southampton, PA	Lab Testing Services	Common Stock 5,594 shares)		563,602		472,100

					563,602		472,100

Subtotal Affiliate Investments			27,686,027	30,484,491		33,894,556

Control Investments:
Fischbein, LLC (14%)* 151 Walker Road	Packaging and Materials Handling	Subordinated Note (16.5%, Due 05/13)	7,184,066	7,053,458		7,053,458
Statesville, NC 28625	Equipment Manufacturer	Membership Units (4,200,000 units)		4,200,000		5,444,400

			7,184,066	11,253,458		12,497,858

Subtotal Control Investments			7,184,066	11,253,458		12,497,858

Total Investments, December 31, 2008 (199%)*			$167,960,352	$180,151,538		$182,105,291

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Interest rates on subordinated debt include cash interest rate and, where applicable, paid-in-kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by our board of directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.

Formation

Triangle Capital Corporation is a Maryland corporation formed on October 10, 2006, for the purpose of acquiring 100% of the equity interests in Triangle SBIC and TML, raising capital in our IPO and thereafter operating as an internally managed BDC under the 1940 Act. Triangle SBIC is our wholly owned subsidiary and is licensed to do business as an SBIC.

We are a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, Triangle SBIC has elected to be treated as a BDC. We are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals.

As a BDC, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulations.” As we qualified for RIC tax treatment in 2007, we elected to be treated as a RIC for federal income tax purposes with the filing of our 2007 corporate income tax return, which will be effective as of January 1, 2007. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

The Offering

We may offer, from time to time, up to $300,000,000 worth of our common stock, on terms to be determined at the time of the offering. Our common stock may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

We may offer shares of common stock at a discount to net asset value per share at prices approximating market value less selling expenses upon approval of our directors, including a majority of our independent directors, in certain circumstances. On May 7, 2008, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on May 6, 2009. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.

Our stockholders did not specify a maximum discount below net asset value at which we are able to issue or common stock; however, we do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so.

Our common stock may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our common stock by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our common stock.

Set forth below is additional information regarding the offering of our common stock:

Nasdaq Global Market symbol	“TCAP”

Use of proceeds	We intend to use the net proceeds from selling our common stock to make investments in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes.

Dividends and distributions	We pay quarterly dividends to our stockholders out of assets legally available for distribution. Our dividends, if any, will be determined by our board of directors.

Taxation	We have elected to be treated as a RIC. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.

Risk factors	See “Risk Factors” beginning on page 13 and the other information included in this prospectus, or any prospectus supplement, for a discussion of factors you should carefully consider before deciding to invest in our common stock.

Available information	We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at www.sec.gov. We intend to provide much of the same information on our website at www.tcap.com. Information contained on our website is not part of this prospectus or any prospectus supplement and should not be relied upon as such.

FEES AND EXPENSES

The following table is intended to assist you in understanding our and Triangle SBIC’s consolidated costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Triangle,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—(1)
Offering expenses	—(2)
Dividend reinvestment plan expenses	—(3)
Total stockholder transaction expenses (as a percentage of offering price)	—(4)
Annual Expenses (as a percentage of net assets attributable to common stock):
Interest payments on borrowed funds	4.74%
Other expenses	6.61	%(5)
Total annual expenses	11.35	%(6)

(1)	In the event that our common stock is sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct an offering of our common stock, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)	Other expenses represent our estimated annual operating expenses, excluding interest payments on borrowed funds. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

(6)	The total annual expenses are the sum of interest payments on borrowed funds and other expenses. “Total annual expenses” as a percentage of average net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of average net assets, rather than average total assets, which includes assets that have been funded with borrowed money. If the “Total annual expenses” percentage were calculated instead as a percentage of average total assets, we estimate that our “Total annual expenses” would be approximately 6.11% of average total assets.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$116	$326	$510	$871

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The table above does not reflect additional SBA leverage that we intend to employ in the future. “Other expenses” are based on estimated amounts for the current fiscal year. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected historical financial and other data below reflects the consolidated operations of Triangle Capital Corporation and Triangle SBIC. The selected financial data at and for the fiscal years ended December 31, 2004, 2005, 2006, 2007 and 2008 have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. Financial information prior to our initial public offering in 2007 is that of Triangle SBIC, which is Triangle Capital Corporation’s predecessor. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

	Year Ended December 31,
	2004	2005	2006	2007	2008
	(Dollars in thousands)

Income statement data:
Investment income:
Total interest, fee and dividend income	$1,969	$5,855	$6,443	$10,912	$21,056
Interest income from cash and cash equivalent investments	18	108	280	1,824	303

Total investment income	1,987	5,963	6,723	12,736	21,359
Expenses:
Interest expense	339	1,543	1,834	2,073	4,228
Amortization of deferred financing fees	38	90	100	113	255
Management fees	1,564	1,574	1,589	233	—
General and administrative expenses	83	58	115	3,894	6,254

Total expenses	2,024	3,265	3,638	6,313	10,737

Net investment income (loss)	(37)	2,698	3,085	6,423	10,622
Net realized gain (loss) on investments — non-control/non-affiliate	—	(3,500)	6,027	(760)	(1,393)
Net realized gain on investments — affiliate	—	—	—	141	—
Net realized gain on investments — control	—	—	—	—	2,829
Net unrealized appreciation (depreciation) of investments	(1,225)	3,975	(415)	3,061	(4,286)

Total net gain (loss) on investments	(1,225)	475	5,612	2,442	(2,850)
Provision for income taxes	—	—	—	(52)	(133)

Net increase (decrease) in net assets resulting from operations	$(1,262)	$3,173	$8,697	$8,813	$7,639

Net investment income per share — basic and diluted	N/A	N/A	N/A	$0.95	$1.54
Net increase in net assets resulting from operations per share — basic and diluted	N/A	N/A	N/A	$1.31	$1.11
Net asset value per common share	N/A	N/A	N/A	$13.74	$13.22
Dividends declared per common share	N/A	N/A	N/A	$0.98	$1.44

	December 31,
	2004	2005	2006	2007	2008
	(Dollars in thousands)

Balance sheet data:
Assets:
Investments at fair value	$19,415	$36,617	$54,247	$113,037	$182,105
Cash and cash equivalents	2,849	6,067	2,556	21,788	27,193
Interest and fees receivable	98	50	135	305	680
Prepaid expenses and other current assets	—	—	—	47	95
Deferred offering costs	—	—	1,021	—	—
Property and equipment, net	—	—	—	34	48
Deferred financing fees	823	1,085	985	999	3,546

Total assets	$23,185	$43,819	$58,944	$136,210	$213,667

Liabilities and partners’ capital/net assets:
Accounts payable and accrued liabilities	$—	$13	$825	$1,144	$1,609
Interest payable	230	566	606	699	1,882
Distribution/dividends payable	—	—	532	2,041	2,767
Income taxes payable	—	—	—	52	30
Deferred revenue	251	75	25	31	—
Deferred income taxes	—	—	—	1,760	844
SBA-guaranteed debentures payable	17,700	31,800	31,800	37,010	115,110

Total liabilities	18,181	32,454	33,788	42,737	122,242
Total partners’ capital/shareholders’ equity	5,004	11,365	25,156	93,473	91,425

Total liabilities and partners’ capital/net assets	$23,185	$43,819	$58,944	$136,210	$213,667

Other data:
Weighted average yield on investments	15.5%	14.2%	13.3%	12.6%	13.2%
Number of portfolio companies	6	12	19	26	34
Expense ratios (annualized, as percentage of average net assets):
Operating expenses	32.2%	21.3%	8.3%	4.4%	6.6%
Interest expense and deferred financing fees	7.4	21.4	9.5	2.4	4.7

Total expenses	39.6%	42.7%	17.8%	6.8%	11.3%

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the eight quarters ended with the quarter ended December 31, 2008. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008

Total investment income	$3,863,984	$5,020,091	$5,869,637	$6,605,786
Net investment income	1,913,695	2,542,442	3,211,706	2,954,435
Net increase in net assets resulting from operations	765,391	2,848,507	2,476,346	1,548,257
Net investment income per share	$0.28	$0.37	$0.46	$0.43

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007

Total investment income	$2,112,116	$3,287,224	$3,594,287	$3,742,216
Net investment income	804,730	1,643,998	1,992,001	1,982,480
Net increase in net assets resulting from operations	1,065,835	2,230,084	3,366,681	2,150,498
Net investment income per share	$0.12	$0.25	$0.30	$0.29

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.

Our ability to achieve our investment objective will depend on our ability to effectively manage and deploy our capital, which will depend, in turn, on our management team’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria. We cannot assure you that we will achieve our investment objective.

Accomplishing this result on a cost-effective basis will be largely a function of our management team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations in a manner commensurate with the increased capital available to us as a result of an offering, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, or any prospectus supplement, it could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. Typically there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our board of directors based on input from management, a third party independent valuation firm and our audit committee.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, is to a certain degree subjective and dependent on the judgment of our board. Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

The current state of the economy and the capital markets increases the possibility of adverse effects on our financial position and results of operations. Further economic downturns or recessions could impair our portfolio companies’ financial position and operating results and disproportionately affect the industries in which we invest, which could, in turn, harm our operating results and reduce our volume of new investments.

During 2007 and 2008, the capital markets in the United States and abroad appear to have entered into an economic downturn and recession. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the debt capital markets. The longer this economic downturn persists, the greater the probability that these risks could have an adverse effect on our operations and financial results.

Many of the companies in which we have made or will make investments may be susceptible to economic downturns or recessions. An economic downturn or recession may affect the ability of a company to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. An economic downturn could also disproportionately impact the industries in which we invest, causing us to be more vulnerable to losses in our portfolio. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic downturns or recessions could lead to financial losses in our portfolio and decreases in revenue, net income and assets.

Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investment originations and negatively impact our operating results.

We may face increasing competition for investment opportunities.

We compete for investments with other BDCs and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas they have not traditionally invested in, including making investments in lower middle market companies. As a result of these new entrants, competition for investment opportunities in lower middle market companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We are dependent upon our key investment personnel for our future success.

We depend on the members of our senior management team, particularly Garland S. Tucker III, Brent P.W. Burgess and Steven C. Lilly, for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. We entered into employment agreements with Messrs. Tucker, Burgess and Lilly upon consummation of our initial public offering.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

We have recently experienced increased competition in attracting and retaining qualified personnel, particularly investment professionals, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel could have a material adverse effect on our business.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with financial institutions, private equity and other non-bank investors, investment bankers, commercial bankers, attorneys, accountants and consultants, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We have limited operating history as a business development company and as a regulated investment company, which may impair your ability to assess our prospects.

The 1940 Act imposes numerous constraints on the operations of BDCs. Prior to the consummation of our initial public offering in February 2007, we had not operated, and our management team had no experience operating, as a BDC under the 1940 Act or as a RIC under Subchapter M of the Code. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. Our management team’s limited experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us. If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would further decrease our operating flexibility.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we raise additional capital.

Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

Senior Securities.  Currently we, through Triangle SBIC, issue debt securities guaranteed by the SBA. In the future, we may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including the following:

•	Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

•	It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

Additional Common Stock.  We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. At our Annual Stockholders Meeting on May 7, 2008, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending May 6, 2009. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so. In any such case, however, the price at which our common stock are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders (though not in conjunction with this prospectus) at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Our wholly-owned subsidiary, Triangle SBIC, is licensed by the SBA, and therefore subject to SBA regulations.

Triangle SBIC, our wholly-owned subsidiary, is licensed to act as a small business investment company and is regulated by the SBA. Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 20.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause Triangle SBIC to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If Triangle SBIC fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit Triangle SBIC’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit Triangle SBIC from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us because Triangle SBIC is our wholly owned subsidiary.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we intend to use leverage to partially finance our investments, you will experience increased risks of investing in our common stock. We, through Triangle SBIC, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on Triangle SBIC’s assets that are superior to the claims of our common stockholders. We may also borrow from banks and other lenders in the future. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

As a BDC, we are generally required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

On December 31, 2008, we, through Triangle SBIC, had $115.1 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of approximately 5.81%. The calculation of this weighted average interest rate includes the interim rates charged on SBA guaranteed debentures that have not yet been pooled.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Assumed Return on our Portfolio
	(Net of Expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding net return to stockholder(1)	(30.7)%	(19.0)%	(7.3)%	4.4%	16.1%

(1)	Assumes $213.7 million in total assets, $115.1 million in debt outstanding, $91.4 million in net assets and an average cost of funds of 5.8%, which was the weighted average borrowing cost on our borrowings at December 31, 2008.

Our ability to achieve our investment objectives may depend in part on our ability to achieve additional leverage on favorable terms by issuing debentures guaranteed by the SBA or by borrowing from banks, or insurance companies, and there can be no assurance that such additional leverage can in fact be achieved.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBIC’s under common control.

The SBA regulations currently limit the dollar amount of SBA guaranteed debentures that can be issued by any one SBIC or group of SBICs under common control to $150.0 million (such amount being subject to an annual inflation adjustment). Moreover, an SBIC may not borrow an amount in excess of two times its regulatory capital. As of December 31, 2008, Triangle SBIC had issued $115.1 million in debentures guaranteed by the SBA. With $65.3 million of regulatory capital as of December 31, 2008, Triangle SBIC has the current capacity to issue up to a total of $130.6 million of SBA guaranteed debentures. While we cannot presently predict whether or not we will borrow the maximum permitted amount, if we reach the maximum dollar amount of SBA guaranteed debentures permitted, and thereafter require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, Triangle SBIC’s current status as an SBIC does not automatically assure that Triangle SBIC will continue to receive SBA guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon Triangle SBIC continuing to be in compliance with SBA regulations and policies and there being funding available. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by Triangle SBIC.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. Triangle SBIC will need to generate sufficient cash flow to make required interest payments on the debentures. If Triangle SBIC is unable to meet its financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to Triangle SBIC’s assets over our stockholders in the event we liquidate Triangle SBIC or the SBA exercises its remedies under such debentures as the result of a default by us. In addition, the SBA must approve our independent directors before Triangle SBIC will be permitted to issue additional debentures guaranteed by the SBA.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our ability to enter into and exit investment transactions with our affiliates is restricted.

Except in those instances where we have received prior exemptive relief from the SEC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25.0% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC. These restrictions could limit or prohibit us from making certain attractive investments that we might otherwise make absent such restrictions.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of the offering and may use the net proceeds from an offering in ways with which investors may not agree or for purposes other than those contemplated at the time of the offering.

We will be subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code, which will adversely affect our results of operations and financial condition.

To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

We have elected to be treated as a RIC under the Code, which generally will allow us to avoid being subject to an entity level tax. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4.0% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar year basis. We qualified for RIC tax treatment in 2007. For more information regarding tax treatment, see “Material U.S. Federal Income Tax Considerations.” Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90.0% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you dividends, our dividends may not grow over time, and a portion of dividends paid to you may be a return of capital.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be harmed by, among other things, the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, Triangle SBIC’s compliance with applicable SBIC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discounts or increases in loan balances as a result of contractual PIK arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

Triangle SBIC, as an SBIC, may be unable to make distributions to us that will enable us to meet regulated investment company requirements, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify as a RIC, we will be required to distribute on an annual basis substantially all of our taxable income, including income from our subsidiaries, including Triangle SBIC. As all of our investments will initially be made by Triangle SBIC, we will be substantially dependent on Triangle

SBIC for cash distributions to enable us to meet the RIC distribution requirements. Triangle SBIC may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to qualify as a RIC. We may have to request a waiver of the SBA’s restrictions for Triangle SBIC to make certain distributions to maintain our status as a RIC. We cannot assure you that the SBA will grant such waiver and if Triangle SBIC is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC status and a consequent imposition of an entity-level tax on us.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a regulated investment company, we will continue to need additional capital to finance our growth and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

In order to satisfy the requirements applicable to a RIC and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income except for certain net long-term capital gains recognized after we become a RIC, some or all of which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders. As a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. At our Annual Stockholders Meeting on May 7, 2008, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending May 6, 2009. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so. For an illustration on the potential dilutive effect of an offering of our common stock at a price below net asset value, please see the illustration below.

Illustration: Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value.  The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value). The acronym “NAV” stands for “net asset value.”

In any offering of common stock, we will present the actual dilution to stockholders in table form in the prospectus supplement that is specific to that offering.

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 20% Discount
	Prior to Sale	Following	%	Following	%	Following
	Below NAV	Sale	Change	Sale	Change	Sale	% Change

Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%

Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

(1)	Assumes that Stockholder A does not purchase additional shares in equity offering of shares below NAV.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, Triangle SBIC, and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current debenture program could have a significant impact on our ability to obtain lower-cost leverage and, therefore, our competitive advantage over other finance companies.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our management team to other types of investments in which our management team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

We are subject to the Sarbanes-Oxley Act of 2002, and the related rules and regulations promulgated by the SEC. Among other requirements, under Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder, our management is required to report on our internal controls over financial reporting. We are required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose significant changes in our internal controls over financial reporting. We have and expect to continue to incur significant expenses related to compliance with the Sarbanes-Oxley

Act, which will negatively impact our financial performance and our ability to make distributions. In addition, this process results in a diversion of management’s time and attention. Since we have a limited operating history as a company subject to the Sarbanes-Oxley Act, we cannot assure you that our internal controls over financial reporting will continue to be effective. In the event that we are unable to maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Risks Related to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in lower middle market companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our regulated investment company asset diversification requirements and certain SBA diversification requirements for our investments held by our wholly-owned subsidiary, Triangle Mezzanine Fund LLLP, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in senior subordinated debt as well as equity issued by lower middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

Finally, the value of the collateral securing our debt investment will ultimately depend on market and economic conditions, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our second priority liens after payment in full of all obligations secured by the senior lender’s first priority liens on the collateral. There is also a risk that such collateral securing our investments may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by our second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. For further detail, see “Regulation.”

We believe that substantially all of our investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We generally will not control our portfolio companies.

We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or fails to perform as we expect.

Our portfolio consists primarily of debt and equity investments in privately owned middle-market businesses. Compared to larger publicly owned companies, these middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the management talents and efforts of an individual or a small group of persons. The loss of any of their key employees could affect their ability to compete effectively and harm their financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay their obligations to us, which may have an adverse affect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk, than loans made to companies who have access to traditional credit sources.

Generally, little, if any, public information is available about such companies. Therefore, we must rely on our employees’ diligence to obtain the information needed to make well-informed investment decisions. If we do not uncover material information about these companies, we may not make a fully informed investment decision, which could, in turn cause us to lose money on our investments.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in investment income, net investment income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

An economic downturn could disproportionately impact the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could negatively impact our financial results. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our loan originations and investments and negatively impact our financial results.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Changes in interest rates may affect our cost of capital and net investment income.

Most of our debt investments will bear interest at fixed rates, and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, a situation which could reduce the value of our common stock. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to an Offering of Our Common Stock

We may be unable to invest a significant portion of the net proceeds raised from an offering on acceptable terms, which would harm our financial condition and operating results.

Delays in investing the net proceeds raised in an offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions and the amount of any particular offering, it may take a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During this period, we will invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any dividends that we pay during such period may be substantially lower than the dividends that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price without first obtaining the approval of our stockholders and our independent directors. At our Annual Stockholders Meeting on May 7, 2008, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending May 6, 2009. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so.

If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

At our annual meeting of stockholders held on May 7, 2008, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value per share during the one year period following such approval. The issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation on our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuances or sale. They also may experience a reduction in the market price of our common stock. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value”, and for actual dilution illustrations specific to an offering, see the prospectus supplement pursuant to which such sale is made.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may be volatile and fluctuate significantly.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital. The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	inability to obtain certain exemptive relief from the SEC;

•	loss of RIC status or Triangle SBIC’s status as an SBIC;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

•	loss of a major funding source;

•	fluctuations in interest rates;

•	the operating performance of companies comparable to us;

•	departure of our key personnel;

•	global or national credit market changes; and

•	general economic trends and other external factors.

As illustrated by recent events in the market for subprime loans, and mortgage securities generally, the market for any security is subject to volatility. The loans and securities purchased by us and issued by us are no exception to this fundamental investment truism that prices will fluctuate, although we lack any material exposure to the subprime and mortgage markets.

If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.

As of December 31, 2008, we had 6,917,363 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of shares for sale, including those offered hereby, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our Company or the removal of our incumbent directors. Specifically, our board of directors may adopt resolutions to classify our board of directors so that stockholders do not elect every director on an annual basis. Also, our articles of incorporation provide that a director may be removed only for cause by the vote of at least two-thirds of the votes entitled to be cast for the election of directors generally. In addition, our bylaws provide that a special meeting of stockholders may be called by the stockholders only upon the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

In addition, subject to the provisions of the 1940 Act, our articles of incorporation permit our board of directors, without stockholder action, to authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Our Securities.” Subject to compliance with the 1940 Act, our board of directors may, without stockholder action, amend our articles of incorporation to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

Terrorist attacks, acts of war or national disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or national disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology.

Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and the accompanying prospectus supplement, if any, constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and the accompanying prospectus supplement, if any. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism; and

•	future changes in laws or regulations and conditions in our operating areas.

You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

FORMATION TRANSACTIONS

Triangle Capital Corporation is a recently organized Maryland corporation, formed on October 10, 2006, for the purposes of acquiring 100% of the equity interests in Triangle SBIC and its general partner, TML, raising capital in our IPO, which was completed in February 2007 and thereafter operating as an internally managed business development company under the 1940 Act.

On February 21, 2007, concurrently with the closing of our IPO, we consummated the following formation transactions:

•	Triangle Capital Corporation acquired 100% of the limited partnership interests in Triangle SBIC in exchange for approximately 1.4 million shares of Triangle’s common stock, having an aggregate value of $21,250,000 based on the IPO price. Triangle SBIC became our wholly owned subsidiary, retained its SBIC license, continues to hold its existing investments and will make new investments with the proceeds from our IPO.

•	Triangle Capital Corporation acquired 100% of the equity interests in TML, the general partner of Triangle SBIC, in exchange for 500,000 shares of Triangle’s common stock, having an aggregate value of $7,500,000 based on the IPO price.

The IPO consisted of the sale of 4,770,000 shares of our common stock at a price of $15.00 per share, resulting in net proceeds to us of approximately $64.7 million after deducting offering costs. Triangle contributed approximately $44.0 million of the net proceeds of the IPO (after the underwriters’ exercise of their over-allotment option) to Triangle SBIC, and Triangle SBIC has made and will continue to make new investments with the net proceeds of the IPO and proceeds from SBA guaranteed debentures issued from time to time by Triangle SBIC.

The following diagram depicts our ownership structure immediately after the IPO and consummation of the formation transactions:

(1)	Based on 6,686,760 shares of common stock outstanding immediately after the IPO and consummation of the Formation Transactions.

BUSINESS DEVELOPMENT COMPANY AND REGULATED INVESTMENT COMPANY ELECTIONS

As a result of the IPO and the formation transactions described above, we and Triangle SBIC are closed-end, non-diversified management investment companies that have elected to be treated as BDCs under the 1940 Act. In addition, we have elected to be treated as a RIC under Subchapter M of the Code. Our election to be regulated as a BDC and our election to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects on our future operations of our election to be regulated as a BDC and our election to be treated as a RIC are outlined below.

We report our investments at market value or fair value with changes in value reported through our statement of operations.

We report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith by our board of directors. Changes in these values will be reported through our statement of operations under the caption of “net unrealized appreciation (depreciation) of investments.” See “Business — Valuation Process and Determination of Net Asset Value.”

We intend to distribute substantially all of our income to our stockholders. We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to stockholders (actually or constructively).

We have elected to be treated as a RIC. As a RIC, we intend to distribute to our stockholders substantially all of our net taxable income and the excess of realized net short-term capital gains over realized net long-term capital losses. In addition, we may retain certain net long-term capital gains and elect to treat such net capital gains as deemed distributed to our stockholders. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit against your federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution. See “Material U.S. Federal Income Tax Considerations.”

Provided we continue to qualify for tax treatment as a RIC, we generally are required to pay U.S. federal income taxes only on the portion of our net taxable income and gains that we do not distribute (actually or constructively). We may in the future form direct or indirect wholly-owned taxable subsidiaries. Some of the wholly-owned subsidiaries may be treated as corporations for U.S. federal income tax purposes, and as a result, such subsidiaries will be subject to tax at regular corporate rates. Although, as a RIC, dividends and distributions of capital received by us from any taxable subsidiary and distributed to our stockholders would not be subject to federal income taxes, the taxable subsidiary would generally be subject to federal and state income taxes on its income. As a result, the net return to us on such investments held by such subsidiaries would be reduced to the extent that the subsidiaries are subject to income taxes.

Our ability to use leverage as a means of financing our portfolio of investments will be limited.

As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 200.0%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test.

We are required to comply with the provisions of the 1940 Act applicable to business development companies.

As a BDC, we are required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, fidelity bond and custody arrangements. See also “Regulation.”

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of our common stock for investment and general corporate purposes. We intend to invest the net proceeds in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. We plan to raise new equity when we have attractive investment opportunities available. Pending such use, we will invest the net proceeds of any offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation — Temporary Investments.”

Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Market under the symbol “TCAP.” The following table sets forth, for each fiscal quarter since our initial public offering, the range of high and low sales prices of our common stock as reported on the Nasdaq Global Market, the sales price as a percentage of our net asset value (NAV) and the dividends declared by us for each fiscal quarter. The stock quotations are inter-dealer quotations and do not include mark-ups, mark-downs or commissions and as such do not necessarily represent actual transactions.

				Premium/Discount	Premium/Discount	Cash
		Price Range		of High Sales	of Low Sales Price	Dividend
	NAV(1)	High	Low	Price to NAV(2)	to NAV(2)	per Share(3)

Year ended December 31, 2007
February 15, 2007 to March 31, 2007(4)	$13.57	$16.00	$13.45	118%	99%	$0.00
Second Quarter	$13.75	$15.79	$13.58	115%	99%	$0.15
Third Quarter	$13.99	$14.99	$11.95	107%	85%	$0.26
Fourth Quarter	$13.74	$14.50	$10.75	106%	78%	$0.57
Year ended December 31, 2008
First Quarter	$13.85	$13.40	$10.50	97%	76%	$—
Second Quarter	$13.73	$12.25	$10.81	89%	79%	$0.31
Third Quarter	$13.76	$13.75	$9.91	100%	72%	$0.35
Fourth Quarter	$13.22	$13.18	$4.00	100%	30%	$0.78

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Represents the dividend declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

(4)	Our stock began trading on the Nasdaq Global Market on February 15, 2007.

The last reported price for our common stock on April 9, 2009 was $10.40 per share. As of April 9, 2009, we had 76 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our IPO in February 2007, our shares of common stock have traded for amounts both less than and exceeding our net asset value.

We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, are determined by our board of directors. We have elected to be taxed as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.0% of our capital gains in excess of capital losses for the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years. We may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected historical financial and other data below reflects the consolidated operations of Triangle Capital Corporation and Triangle SBIC. The selected financial data at and for the fiscal years ended December 31, 2004, 2005, 2006, 2007 and 2008 have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. Financial information prior to our initial public offering in 2007 is that of Triangle SBIC, which is Triangle Capital Corporation’s predecessor. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

	Year Ended December 31,
	2004	2005	2006	2007	2008
	(Dollars in thousands)

Income statement data:
Investment income:
Total interest, fee and dividend income	$1,969	$5,855	$6,443	$10,912	$21,056
Interest income from cash and cash equivalent investments	18	108	280	1,824	303

Total investment income	1,987	5,963	6,723	12,736	21,359
Expenses:
Interest expense	339	1,543	1,834	2,073	4,228
Amortization of deferred financing fees	38	90	100	113	255
Management fees	1,564	1,574	1,589	233	—
General and administrative expenses	83	58	115	3,894	6,254

Total expenses	2,024	3,265	3,638	6,313	10,737

Net investment income (loss)	(37)	2,698	3,085	6,423	10,622
Net realized gain (loss) on investments — non-control/non-affiliate	—	(3,500)	6,027	(760)	(1,393)
Net realized gain on investments — affiliate	—	—	—	141	—
Net realized gain on investments — control	—	—	—	—	2,829
Net unrealized appreciation (depreciation) of investments	(1,225)	3,975	(415)	3,061	(4,286)

Total net gain (loss) on investments	(1,225)	475	5,612	2,442	(2,850)
Provision for income taxes	—	—	—	(52)	(133)

Net increase (decrease) in net assets resulting from operations	$(1,262)	$3,173	$8,697	$8,813	$7,639

Net investment income per share— basic and diluted	N/A	N/A	N/A	$0.95	$1.54
Net increase in net assets resulting from operations per share— basic and diluted	N/A	N/A	N/A	$1.31	$1.11
Net asset value per common share	N/A	N/A	N/A	$13.74	$13.22
Dividends declared per common share	N/A	N/A	N/A	$0.98	$1.44

	December 31,
	2004	2005	2006	2007	2008
			(Dollars in thousands)

Balance sheet data:
Assets:
Investments at fair value	$19,415	$36,617	$54,247	$113,037	$182,105
Cash and cash equivalents	2,849	6,067	2,556	21,788	27,193
Interest and fees receivable	98	50	135	305	680
Prepaid expenses and other current assets	—	—	—	47	95
Deferred offering costs	—	—	1,021	—	—
Property and equipment, net	—	—	—	34	48
Deferred financing fees	823	1,085	985	999	3,546

Total assets	$23,185	$43,819	$58,944	$136,210	$213,667

Liabilities and partners’ capital/net assets:
Accounts payable and accrued liabilities	$—	$13	$825	$1,144	$1,609
Interest payable	230	566	606	699	1,882
Distribution/dividends payable	—	—	532	2,041	2,767
Income taxes payable	—	—	—	52	30
Deferred revenue	251	75	25	31	—
Deferred income taxes	—	—	—	1,760	844
SBA-guaranteed debentures payable	17,700	31,800	31,800	37,010	115,110

Total liabilities	18,181	32,454	33,788	42,737	122,242
Total partners’ capital/shareholders’ equity	5,004	11,365	25,156	93,473	91,425

Total liabilities and partners’ capital/net assets	$23,185	$43,819	$58,944	$136,210	$213,667

Other data:
Weighted average yield on investments	15.5%	14.2%	13.3%	12.6%	13.2%
Number of portfolio companies	6	12	19	26	34
Expense ratios (annualized, as percentage of average net assets):
Operating expenses	32.2%	21.3%	8.3%	4.4%	6.6%
Interest expense and deferred financing fees	7.4	21.4	9.5	2.4	4.7

Total expenses	39.6%	42.7%	17.8%	6.8%	11.3%

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the combined financial statements and related notes and other financial information appearing elsewhere in this prospectus.

The following discussion is designed to provide a better understanding of our consolidated financial statements, including a brief discussion of our business, key factors that impacted our performance and a summary of our operating results. As discussed further in Note 1 to our unaudited financial statements, on February 21, 2007, concurrent with the closing of our initial public offering (the “IPO”), we acquired Triangle Mezzanine Fund LLLP (“Triangle SBIC”) and Triangle SBIC’s General Partner, Triangle Mezzanine LLC (“TML”) in exchange for shares of our common stock. These acquisitions constituted an exchange of shares between entities under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Statement of Financial Accounting Standards No. 141, Business Combinations, the financial data and information discussed herein for the year ended December 31, 2007 are presented as if the acquisition had occurred as of January 1, 2007.

The following discussion should be read in conjunction with the financial statements and the notes thereto included herein. Historical results and percentage relationships among any amounts in the financial statements are not necessarily indicative of trends in operating results for any future periods.

Overview of our Business

We are a Maryland corporation incorporated on October 10, 2006, for the purposes of acquiring Triangle SBIC and TML, raising capital in the IPO and thereafter operating as an internally managed business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. Triangle SBIC is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA, and has also elected to be treated as a BDC. Triangle SBIC has invested primarily in debt instruments, equity investments, warrants and other securities of lower middle market privately held companies located in the United States. Upon the consummation of the IPO, we completed the Formation Transactions described herein this prospectus, at which time Triangle SBIC became our wholly-owned subsidiary, and the former partners of Triangle SBIC became our stockholders.

Our business is to provide capital to lower middle market companies in the United States. We define lower middle market companies as those with annual revenues between $10.0 and $100.0 million. We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $75.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $2.0 and $20.0 million.

We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests. Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments.

We generate revenues in the form of interest income, primarily from our investments in debt securities, loan origination and other fees and dividend income. Fees generated in connection with our debt investments are recognized over the life of the loan using the effective interest method or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our debt investments generally have a term of between three and seven years and typically bear interest at fixed rates between 11.0% and 16.0% per annum. Certain of our debt investments have a form of interest, referred to as payment-in-kind interest, or PIK, that is not paid currently but that is accrued and added to the loan balance and paid at the end of the term. In our negotiations with potential portfolio companies, we generally seek to minimize PIK interest. Cash interest on our debt investments is generally payable monthly; however, some of our debt investments pay cash interest on a quarterly basis. As of December 31, 2008 and 2007, the weighted average yield on all of our outstanding debt investments (including PIK interest) was approximately 14.4% and 13.9%, respectively. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments) was approximately 13.2% and 12.6% as of December 31, 2008 and 2007, respectively.

Triangle SBIC is eligible to sell debentures guaranteed by the SBA to the capital markets at favorable interest rates and invest these funds in portfolio companies. We intend to continue to operate Triangle SBIC as an SBIC and to utilize the proceeds of the sale of SBA guaranteed debentures, referred to herein as SBA leverage, to make additional investments and thus enhance returns to our stockholders.

Portfolio Composition

The total value of our investment portfolio was $182.1 million as of December 31, 2008, as compared to $113.0 million as of December 31, 2007 and $54.2 million as of December 31, 2006. As of December 31, 2008, we had investments in 34 portfolio companies with an aggregate cost of $180.2 million. As of December 31, 2007, we had investments in 26 portfolio companies with an aggregate cost of $105.9 million. As of December 31, 2006, we had investments in 19 portfolio companies with an aggregate cost of $51.9 million. As of December 31, 2008, none of our portfolio investments represented greater than 10% of the total fair value of our investment portfolio. As of December 31, 2007, we had one portfolio investment that represented greater than 10% of the total fair value of our investment portfolio. As of December 31, 2006, none of our portfolio investments represented greater than 10% of the total fair value of our investment portfolio.

As of December 31, 2008, 2007 and 2006, our investment portfolio consisted of the following investments:

		Percentage of		Percentage of
	Cost	Total Portfolio	Fair Value	Total Portfolio

December 31, 2008:
Subordinated debt and 2nd lien notes(1)	$147,493,871	82%	$143,015,291	79%
Senior debt(1)	16,269,628	9	16,269,628	9
Equity shares	13,684,269	8	17,301,372	9
Equity warrants	1,829,370	1	4,644,600	3
Royalty rights	874,400	—	874,400	—

	$180,151,538	100%	$182,105,291	100%

December 31, 2007:
Subordinated debt and 2nd lien notes(1)	$80,902,982	76%	$80,902,982	72%
Senior debt(1)	14,728,958	14	14,728,958	13
Equity shares	9,699,689	9	15,335,900	13
Equity warrants	548,172	1	1,870,500	2
Royalty rights	—	—	197,900	—

	$105,879,801	100%	$113,036,240	100%

December 31, 2006:
Subordinated debt and 2nd lien notes(1)	$48,038,892	93%	$46,574,669	86%
Equity shares	2,714,833	5	5,633,283	10
Equity warrants	1,158,411	2	1,789,260	3
Royalty rights	—	—	250,000	1

	$51,912,136	100%	$54,247,212	100%

(1)	We have changed our balance sheet presentation for all periods to net deferred loan origination revenue against the associated debt investments for all periods as a result of the adoption of SFAS 157 on January 1, 2008.

Investment Activity

During the year ended December 31, 2008, we made twelve new investments totaling $91.0 million, additional debt investments in an existing portfolio company of $1.9 million and four additional equity investments in existing portfolio companies of approximately $0.2 million. We also sold three investments in portfolio companies for approximately $3.6 million, resulting in realized gains totaling $2.9 million and recognized a realized loss on the writeoff of one investment totaling $1.5 million. We had four portfolio company loans repaid at par in the amount of $12.5 million. In addition, we received normal principal repayments, partial loan prepayments and payment in kind (PIK) interest repayments totaling approximately $6.9 million in the year ended December 31, 2008.

Total portfolio investment activity for the year ended December 31, 2008 was as follows:

Year Ended
December 31, 2008

Fair value of portfolio, January 1, 2008	$113,036,240
New investments	93,054,022
Proceeds from sale of investment	(3,631,876)
Loan origination fees received	(1,686,996)
Principal repayments received	(17,336,521)
Payment in kind interest earned	3,761,786
Payment in kind interest payments received	(1,978,498)
Accretion of loan discounts	169,548
Accretion of deferred loan origination revenue	484,664
Realized gains on investments	1,435,608
Unrealized losses on investments	(5,202,686)

Fair value of portfolio, December 31, 2008	$182,105,291

Weighted average yield on debt investments as of December 31, 2008	14.4%

Weighted average yield on total investments as of December 31, 2008	13.2%

During the year ended December 31, 2007, we made nine new investments totaling $62.2 million, one additional debt investment in an existing portfolio company of $1.9 million and one additional equity investment in an existing portfolio company of approximately $0.1 million. In 2007, we sold one investment in a portfolio company for approximately $1.3 million, resulting in a realized loss of approximately $1.4 million. We also received principal prepayments from two portfolio companies totaling $3.2 million, which resulted in a realized gain of approximately $0.1 million. In the fourth quarter of 2007, we sold an equity investment in a portfolio company for total proceeds of $0.9 million, resulting in a realized gain of approximately $0.6 million and we received a principal prepayment from this portfolio company of $4.2 million, which resulted in a realized gain of approximately $0.1 million. In addition, we received normal principal repayments and PIK interest payments totaling approximately $1.0 million in the year ended December 31, 2007.

Total portfolio investment activity for the year ended December 31, 2007 was as follows:

Year Ended
December 31, 2007(1)

Fair value of portfolio, January 1, 2007	$54,247,212
New investments	64,159,172
Proceeds from sale of investment	(2,227,124)
Loan origination fees received	(875,905)
Principal repayments and payment in kind interest payments received	(8,483,843)
Payment in kind interest earned	1,521,114
Accretion/writeoff of loan discounts	205,725
Accretion of deferred loan origination revenue	287,143
Net realized gain (loss) on investments	(618,620)
Net unrealized gain on investments	4,821,366

Fair value of portfolio, December 31, 2007	$113,036,240

Weighted average yield on debt investments as of December 31, 2007	13.9%

Weighted average yield on total investments as of December 31, 2007	12.6%

(1)	We have changed our balance sheet presentation for all periods to net deferred loan origination revenue against the associated debt investments for all periods subsequent to the adoption of SFAS 157 on January 1, 2008.

Non-Accrual Assets

As of December 31, 2008, the fair value of our non-accrual assets comprised 1.6% of the total fair value of our portfolio, the cost of our non-accrual assets comprised 3.2% of the total cost of our portfolio. Our non-accrual assets as of December 31, 2008 are the following:

Gerli and Company

In the third quarter of 2008, we recognized an unrealized loss of $0.3 million on our subordinated note investment in Gerli and Company (“Gerli”), which has a cost of approximately $3.1 million. This unrealized loss reduced the fair value of our investment in Gerli to $2.8 million as of September 30, 2008. During the third quarter of 2008, we continued to receive interest payments in accordance with our loan agreement. In November 2008, we placed our investment in Gerli on non-accrual status. As a result, under generally accepted accounting principles (“GAAP”), we no longer recognize interest income on our investment in Gerli. Additionally, in the fourth quarter of 2008, we recognized an additional unrealized loss on our investment in Gerli of $0.9 million. As of December 31, 2008, the fair value of our investment in Gerli is $1.9 million.

Fire Sprinkler Systems, Inc.

In the second quarter of 2008, we recognized an unrealized loss of $0.3 million on our subordinated note investment in another of our portfolio companies, Fire Sprinkler Systems, Inc. (“Fire Sprinkler Systems”). This unrealized loss reduced the fair value of our investment in Fire Sprinkler Systems to $2.1 million as of June 30, 2008. In the third quarter of 2008, based on the continued underperformance of Fire Sprinkler Systems, we recognized an additional unrealized loss on our investment of $0.7 million. As of September 30, 2008, the fair value of our investment in Fire Sprinkler Systems was $1.4 million. During both the second and third quarters of 2008, we continued to receive interest and principal payments in accordance with our loan agreement. In October 2008, we placed our investment in Fire Sprinkler Systems on non-accrual status. As a result, under generally accepted accounting principles (“GAAP”), we no longer recognize interest income on our investment in Fire Sprinkler Systems. In the fourth quarter of 2008, we recognized an additional unrealized loss on our investment in Fire Sprinkler Systems of $0.4 million. As of December 31, 2008, the fair value of our investment in Fire Sprinkler Systems is $1.0 million.

Results of Operations

Comparison of year ended December 31, 2008 and December 31, 2007

Investment Income

For the year ended December 31, 2008, total investment income was $21.4 million, a 68% increase from $12.7 million of total investment income for the year ended December 31, 2007. This increase was primarily attributable to a $7.9 million increase in total loan interest, fee and dividend income and a $2.2 million increase in total paid-in-kind interest income due to a net increase in our portfolio investments from December 31, 2007 to December 31, 2008, partially offset by a $1.5 million decrease in interest income from cash and cash equivalent investments due to (i) a significant decrease in average cash balances in 2008 over the comparable period in 2007 and (ii) a decrease in overall interest rates. Non-recurring fee income was $0.7 million for the year ended December 31, 2008 as compared to $0.5 million for the year ended December 31, 2007.

Expenses

For the year ended December 31, 2008, expenses increased by 70% to $10.7 million from $6.3 million for the year ended December 31, 2007. The increase in expenses was primarily attributable to a $2.4 million increase in general and administrative expenses and a $2.2 million increase in interest expense. As a result of the IPO and the Formation Transactions described in Note 1 to our unaudited financial statements, we are an internally managed investment company and on February 21, 2007, we began incurring general and administrative costs associated with employing our executive officers, key investment personnel and corporate professionals and other general corporate overhead costs. As of December 31, 2008, we had 14 full-time employees, as compared to 11 full-time employees as of December 31, 2007. In addition, we experienced an increase in general and administrative costs in 2008 associated with being a publicly-traded company, such as increased insurance, accounting, corporate governance and legal costs. The increase in interest expense is related to higher average balances of SBA-guaranteed debentures outstanding during the year ended December 31, 2008 than in the comparable period in 2007. These increases in general and administrative costs and interest costs were partially offset by a $0.2 million decrease in management fees. We incurred no management fees in 2008 compared to $0.2 million in management fees in 2007.

Net Investment Income

As a result of the $8.6 million increase in total investment income and the $4.4 million increase in expenses, net investment income for the year ended December 31, 2008 was $10.6 million compared to net investment income of $6.4 million during the year ended December 31, 2007.

Net Increase in Net Assets Resulting From Operations

For the year ended December 31, 2008, total net realized gains on investments totaled approximately $1.4 million. Net realized gain on control investments for the year ended December 31, 2008 was $2.8 million, which consisted of a realized gain on one investment. For the year ended December 31, 2008, net realized loss on non-control/non-affiliate investments was $1.4 million, which consisted of a realized loss on the writeoff of one investment of $1.5 million and a realized gain on one investment of $0.1 million. For the year ended December 31, 2007, we recognized a realized gain of $0.1 million on an affiliate investment. In addition, during the year ended December 31, 2007, net realized loss on non-control/non-affiliate investments was $0.8 million which related to a realized loss on one investment of $1.4 million, offset by a realized gain on a second investment of $0.6 million.

In the year ended December 31, 2008, we recorded net unrealized depreciation of investments, net of income taxes, in the amount of $4.3 million, comprised partially of net unrealized depreciation reclassification adjustments of approximately $1.2 million related to the realized gain on control investments and the realized losses on non-control/non-affiliate investments noted above. In addition, in the year ended December 31, 2008, we recorded unrealized appreciation, net of tax, on eleven other investments totaling $5.6 million and unrealized depreciation on 17 investments totaling $8.6 million. During the year ended December 31, 2007, we recorded net unrealized appreciation of investments, net of income taxes, in the amount of $3.1 million, comprised partially of net unrealized appreciation/depreciation reclassification adjustments of approximately $1.1 million related to the realized gain and loss noted above. In addition, in the year ended December 31, 2007, we recorded unrealized appreciation, net of tax, on nine other investments totaling $4.3 million and unrealized depreciation on 11 investments totaling $2.3 million.

As a result of these events, our net increase in net assets from operations during the year ended December 31, 2008 was $7.6 million as compared to $8.8 million for the year ended December 31, 2007.

Comparison of years ended December 31, 2007 and December 31, 2006

Investment Income

For the year ended December 31, 2007, total investment income was $12.7 million, an 89.4% increase from $6.7 million of total investment income for the year ended December 31, 2006. This increase was primarily attributable to a $4.5 million increase in total loan interest, fee, dividend income and PIK interest due to a net increase in our portfolio investments from December 31, 2006 to December 31, 2007. Fee income, consisting primarily of loan prepayment fees, debt amendment fees and certain management and advisory fees was approximately $0.5 million for the year ended December 31, 2007 compared with $0.2 for the year ended December 31, 2006. In addition, interest income from cash and cash equivalent investments increased by $1.5 million due to a significant increase in average cash balances in 2007 over 2006 resulting from the receipt of proceeds of $64.7 million from our Offering in February 2007.

Expenses

For the year ended December 31, 2007, expenses increased by 73.5% to $6.3 million from $3.6 million for the year ended December 31, 2006. The increase in expenses was primarily attributable to a $3.8 million increase in general and administrative expenses and an increase in interest expense of approximately $0.2 million. As a result of the Offering and the Formation Transactions described in Note 1 to our financial statements, we are now an internally managed investment company and, on February 21, 2007, we began incurring general and administrative costs associated with employing our executive officers, key investment personnel and corporate professionals and other general corporate overhead costs. In addition, we experienced an increase in general and administrative costs associated with being a publicly-traded company, such as increased insurance, accounting, corporate governance and legal costs. These increases in general and administrative costs were partially offset by a $1.4 million decrease in management fees. We incurred a full year of management fees in 2006 and only incurred management fees through February 21, 2007 in 2007.

Net Investment Income

As a result of the $6.0 million increase in total investment income and the $2.7 million increase in expenses, net investment income for the year ended December 31, 2007 was $6.4 million compared to net investment income of $3.1 million during the year ended December 31, 2006.

Net Increase in Net Assets Resulting From Operations

For the year ended December 31, 2007, net realized loss on non-control/non-affiliate investments was $0.8 million which related to a realized loss on one investment of $1.4 million, offset by a realized gain on a second investment of $0.6 million. In addition, we recognized a realized gain of $0.1 million on an affiliate investment during the year ended December 31, 2007. This realized gain resulted from the writeoff of original issue discount related to the prepayment of the portfolio company’s outstanding subordinated note. During the year ended December 31, 2007, we recorded net unrealized appreciation of investments, net of income taxes, in the amount of $3.1 million, comprised partially of net unrealized appreciation/depreciation reclassification adjustments of approximately $1.1 million related to the realized gain and loss noted above. In addition, in the year ended December 31, 2007, we recorded unrealized appreciation, net of tax, on nine other investments totaling $4.3 million and unrealized depreciation on 11 investments totaling $2.3 million.

For the year ended December 31, 2006, net realized gain on non-control/non-affiliate investments was $6.0 million which related to realized gains on two investments. During the year ended December 31, 2006, we recorded net unrealized depreciation of investments in the amount of $0.4 million, consisting of (i) unrealized depreciation on three investments totaling $1.6 million, (ii) an unrealized depreciation reclassification adjustment of approximately $0.7 million related to the realized gains noted above and (iii) unrealized appreciation on ten investments totaling $1.9 million.

In the year ended December 31, 2007, we recognized an income tax provision related to an investment held in one of our Taxable Subsidiaries, as discussed in Note 1 to our Financial Statements under “Income Taxes.”

As a result of these events, our net increase in net assets from operations during the year ended December 31, 2007 was $8.8 million as compared to $8.7 million for the year ended December 31, 2006.

Liquidity and Capital Resources

We believe that our current cash and cash equivalents on hand, our available SBA leverage and our anticipated cash flows from operations will be adequate to meet our cash needs for our daily operations for at least the next twelve months.

The Fund may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to Triangle Capital Corporation that may be necessary to enable Triangle Capital Corporation to make the minimum required distributions to its stockholders and qualify as a RIC.

Cash Flows

For the year ended December 31, 2008, we experienced a net increase in cash and cash equivalents in the amount of $5.4 million. During that period, our operating activities used $60.6 million in cash, consisting primarily of new portfolio investments of $93.1 million, partially offset by repayments of loans received and proceeds from sales of investments of $21.0 million. We generated $66.1 million of cash from financing activities, consisting of proceeds from borrowings under SBA guaranteed debentures payable of $78.1 million, offset by financing fees paid of $2.8 million and cash dividends paid of $9.2 million. At December 31, 2008, we had $27.2 million of cash and cash equivalents on hand.

For the year ended December 31, 2007, we experienced a net increase in cash and cash equivalents in the amount of $19.2 million. During that period, our operating activities used $47.8 million in cash, and we generated $67.1 million of cash from financing activities, consisting of (i) proceeds from our IPO of $64.7 million, (ii) proceeds from the issuance of SBA guaranteed debentures of $5.2 million and (iii) a decrease in deferred offering costs of $1.0 million, partially offset by cash dividends paid of $3.0 million, tax distributions to partners of $0.7 million and financing fees paid to the SBA of $0.1 million. At December 31, 2007, we had $21.8 million of cash and cash equivalents on hand.

For the year ended December 31, 2006, we experienced a net decrease in cash and cash equivalents in the amount of $3.5 million. During that period, we used $8.1 million in cash to fund operating activities and we generated $4.6 million of cash from financing activities, consisting of limited partner capital contributions in the amount of $10.6 million offset by a cash distribution to limited partners in the amount of $5.0 million and an increase in deferred offering costs of $1.0 million. We invested the entire $10.6 million of cash from the limited partner capital contributions in new subordinated debt investments during 2006. As of December 31, 2006, all limited partners in the Fund had fully funded their committed capital. At December 31, 2006, we had $2.5 million of cash on hand.

Financing Transactions

Due to Triangle SBIC’s status as a licensed SBIC, Triangle SBIC has the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time debentures guaranteed by the SBA in an amount up to twice the amount of its regulatory capital, which generally is the amount raised from private investors. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC is currently $150.0 million (which amount is subject to an annual inflation adjustment). Debentures guaranteed by the SBA have a maturity of ten years, with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006 were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006.

With $65.3 million of regulatory capital as of December 31, 2008, the Fund has the current capacity to issue up to a total of $130.6 million of SBA guaranteed debentures, subject to the payment of a 1% commitment fee to the SBA on the amount of the commitment. As of December 31, 2008, the Fund has $115.1 million of SBA guaranteed debentures outstanding. In addition to the one — time 1.0% fee on the total commitment from the SBA, the Company also pays a one — time 2.425% fee on the amount of each debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rate for all SBA guaranteed debentures as of December 31, 2008 was 5.81%, which includes $93.1 million of pooled SBA-guaranteed debentures with a weighted average fixed interest rate of 6.19% and $22.0 million of unpooled SBA-guaranteed debentures with a weighted average interim interest rate of 4.19%.

Current Market Conditions

During 2008, the debt and equity capital markets in the United States have been severely impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated bank loan market, among other things. These events, along with the deterioration of the housing market, have led to an economic recession in the U.S. and abroad, which could be long-term. Banks and others in the financial services industry have continued to report significant write-downs in the fair value of their assets, which has led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions, the government take-over of the nation’s two largest government-sponsored mortgage companies, and the passage of the $700 billion Emergency Economic Stabilization of 2008 in early October 2008. These events have significantly impacted the financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole, and for financial firms in particular. While we have capacity to issue additional SBA guaranteed debentures as discussed above, we may not be able to access additional equity capital, which could result in the slowing of our origination activity during 2009 and beyond.

In the event that the United States economy remains in a recession, it is possible that the results of some of the middle market companies in which we invest could experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. While we are not seeing signs of an overall, broad deterioration in our portfolio company results at this time, there can be no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic conditions which could have a negative impact on our future results.

Critical Accounting Policies and Use of Estimates

The preparation of our financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. On an on-going basis, we evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We have established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis. As discussed below, we have engaged an independent valuation firm to assist us in our valuation process.

On January 1, 2008, we adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

SFAS 157 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. SFAS 157 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, SFAS 157 provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by SFAS 157 are defined as follows:

Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. We invest primarily in debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, we value all of our investments at fair value, as determined in good faith by our Board of Directors, using Level 3 inputs, as further described below. Due to the inherent uncertainty in the valuation process, our Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by our Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

We evaluate the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues. Additionally, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held as it relates to the liquidity of the market for such security;

•	pending public offering of common stock by the issuer of the security;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	discount from market value of unrestricted securities of the same class at the time of purchase;

•	special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities; and

•	other pertinent factors.

In making the good faith determination of the value of debt securities, we start with the cost basis of the security, which includes the amortized original issue discount, and PIK interest, if any. We also use a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, we utilize an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating (discussed below), (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, and (iv) current pricing and credit metrics for similar proposed and executed investment transactions. In valuing equity securities of private companies, we consider valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

Unrealized appreciation or depreciation on portfolio investments are recorded as increases or decreases in investments on the balance sheets and are separately reflected on the statements of operations in determining net increase or decrease in net assets resulting from operations.

Duff & Phelps, LLC (“Duff & Phelps”), an independent valuation firm, provides third party valuation consulting services to us, which consist of certain limited procedures that we identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

For the quarter ended March 31, 2008, we asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 35% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2008. For the quarter ended June 30, 2008, we asked Duff & Phelps to perform the procedures on investments in five portfolio companies comprising approximately 18% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of June 30, 2008. For the quarter ended September 30, 2008, we asked Duff & Phelps to perform the procedures on investments in eight portfolio companies comprising approximately 29% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of September 30, 2008. For the quarter ended December 31, 2008, we asked Duff & Phelps to perform the procedures on investments in eight portfolio companies comprising approximately 34% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of December 31, 2008. Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. We write off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received by us on loan agreements or other investments are recorded as deferred income and recognized as income over the term of the loan.

Payment-in-Kind Interest (PIK)

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan, rather than being paid to us in cash, and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash. We will stop accruing PIK interest and write off any accrued and uncollected interest when it is determined that PIK interest is no longer collectible.

Recently Issued Accounting Standards

On January 1, 2008, we adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles (“GAAP”) and expands disclosures about fair value measurements. The changes to previous practice resulting from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The definition of fair value retains the exchange price notion used in earlier definitions of fair value. SFAS 157 clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. SFAS 157 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, SFAS 157 provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. Our adoption of SFAS 157 resulted in additional unrealized depreciation of approximately $0.2 million in the three months ended March 31, 2008. See Note 1 to our financial statements for a further discussion of the impact of the adoption of SFAS 157 on our financial statements and for expanded disclosures about our fair value measurements.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements.

Quantitative and Qualitative Disclosure About Market Risk

Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Our investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. We regularly measure exposure to interest rate risk and determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. As of December 31, 2008, we were not a party to any hedging arrangements.

As of December 31, 2008, approximately 87.2%, or $138.8 million of our debt portfolio investments bore interest at fixed rates and approximately 12.8%, or $20.5 million of our debt portfolio investments bore interest at variable rates. A 100 basis point decrease in the interest rates on our variable-rate debt investments would decrease our investment income by approximately $0.2 million on an annual basis. All of our pooled SBA debentures bear interest at fixed rates.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by floating rate assets in our investment portfolio.

Related Party Transactions

Effective concurrently with the closing of the IPO, TML, the general partner of Triangle SBIC, merged into a wholly-owned subsidiary of Triangle Capital Corporation. A substantial majority of the ownership interests of TML at that time were owned by our Chief Executive Officer, Chief Financial Officer, Chief Investment Officer and two of our Managing Directors. As a result of such merger, these five individuals collectively received shares of our common stock valued at approximately $6.7 million.

Three members of our management, including our Chief Executive Officer, collectively own approximately 67% of Triangle Capital Partners, LLC. As of December 31, 2008, Triangle Capital Partners, LLC does not own any shares of Triangle Capital Corporation’s common stock. Prior to the closing of the IPO, Triangle Capital Partners, LLC provided management and advisory services to Triangle SBIC pursuant to a management services agreement dated as of February 3, 2003. Under the terms of this management services agreement, Triangle Capital Partners, LLC received approximately $0.2 million in management fees from

Triangle SBIC during the year ended December 31, 2007. This agreement terminated upon the closing of the IPO.

Contractual Obligations

As of December 31, 2008, our future fixed commitments for cash payments are as follows:

			2010 to	2012 to	2014 and
	Total	2009	2011	2013	Thereafter

SBA guaranteed debentures payable	$115,110,000	$—	$—	$—	$115,110,000
Interest due on SBA guaranteed debentures payable	50,901,420	5,933,709	11,534,358	11,550,158	21,883,195
Unused commitments to extend credit(1)	271,746	271,746	—	—	—
Operating lease payments(2)	1,440,236	275,124	569,214	595,899	—

Total	$167,723,402	$6,480,579	$12,103,572	$12,146,057	$136,993,195

(1)	We have a commitment to extend credit, in the form of loans, to one of our portfolio companies which is undrawn as of December 31, 2008. Since this commitment may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements, however we have chosen to present the amount of this unused commitment as an obligation in this table.

(2)	We lease our corporate office facility under an operating lease that terminates on December 31, 2013. We believe that our existing facilities will be adequate to meet our needs at least through 2009, and that we will be able to obtain additional space when, where and as needed on acceptable terms.

Recent Developments

In February 2009, we invested an additional $3.8 million subordinated debt of Inland Pipe Rehabilitation (“Inland Pipe”), a provider of maintenance, inspection and repair services for piping, sewers, drains and storm lines. Under the terms of the investment, Inland Pipe will pay interest on the subordinated debt at a fixed rate of 18% per annum.

In March 2009, we invested $5.2 million in Tulsa Inspection Resources, Inc. (“TIR”), consisting of $5.0 million in subordinated debt with warrants and $0.2 million in equity. TIR is a leading independent provider of pipeline inspection services for the oil and gas industry. Under the terms of the investment, TIR will pay interest on the subordinated debt at a fixed rate of 14% per annum.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of December 31, 2008 and for the years indicated in the table, unless otherwise noted. Ernst &Young LLP’s report on the senior securities table as of December 31, 2008 is attached as an exhibit to the registration statement of which this prospectus is a part.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average Market
	Treasury	Coverage per	Preference per	Value per
Class and Year	Securities(a)	Unit(b)	Unit(c)	Unit(d)
	(Dollars in
	thousands)

SBA guaranteed debentures payable
2003	$—	—	—	N/A
2004	17,700	1,283	—	N/A
2005	31,800	1,357	—	N/A
2006	31,800	1,791	—	N/A
2007	37,010	3,526	—	N/A
2008	115,110	1,794	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.

(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(c)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(d)	Not applicable because senior securities are not registered for public trading.

BUSINESS

Triangle Capital Corporation is a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States. We define lower middle market companies as those having annual revenues between $10.0 and $100.0 million. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests.

We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $75.0 million and EBITDA between $2.0 and $20.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.

Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We are continuing to operate Triangle SBIC as an SBIC and to utilize the proceeds of the sale of SBA guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of December 31, 2008, we had investments in 34 portfolio companies, with an aggregate cost of $180.2 million.

Our Business Strategy

We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments by:

•	Focusing on Underserved Markets. We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•	Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•	Leveraging the Experience of Our Management Team. Our senior management team has more than 100 years of combined experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, specialty finance companies, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in depth understanding of the strategic, financial and operational challenges and opportunities of lower middle market companies. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•	Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, allowing us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to attending regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•	Taking Advantage of Low Cost Debentures Guaranteed by the SBA. Our license to do business as an SBIC allows us to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net interest income beyond the levels achievable by other BDCs utilizing traditional leverage.

•	Investing Across Multiple Industries. While we focus our investments in lower middle market companies, we seek to invest across various industries. We monitor our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•	Utilizing Long-Standing Relationships to Source Deals. Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

Our Investment Criteria

We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•	Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $2.0 million. We do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•	Experienced Management Teams With Meaningful Equity Ownership. Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is more committed to a portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Strong Competitive Position. We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•	Varied Customer and Supplier Base. We prefer to invest in companies that have a varied customer and supplier base. Companies with a varied customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•	Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Investments

Debt Investments

We tailor the terms of our debt investments to the facts and circumstances of each transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. To that end, we typically seek board observation rights with each of our portfolio companies and offer managerial assistance. We also seek to limit the downside risks of our investments by negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and put rights. We typically add a prepayment penalty structure to enhance our total return on our investments.

We typically invest in senior secured debt and subordinated notes. Senior subordinated notes are junior to senior secured debt but senior to other series of subordinated notes. Our senior secured debt investments and subordinated note investments generally have terms of three to seven years. Our senior secured debt investments generally provide for variable interest at rates ranging from LIBOR plus 350 basis points to LIBOR plus 950 basis points and our subordinated debt investments generally provide for fixed interest rates between 12.0% and 19.0% per annum. Our subordinated note investments generally are secured by a second priority security interest in the assets of the borrower and generally include an equity component, such as warrants to purchase common stock in the portfolio company. In addition, certain loan investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at the end of the term, referred to as payment-in-kind, or PIK interest. In our negotiations with potential portfolio companies, we generally seek to minimize PIK interest as we have to pay out such accrued interest as dividends to our stockholders, and we may have to borrow money or raise additional capital in order to meet the requirement of having to pay out at least 90.0% of our income to continue to qualify as a Regulated Investment Company, or RIC, for federal tax purposes. At December 31, 2008, the weighted average yield on all of our outstanding debt investments was approximately 14.4%.

Equity Investments

When we provide financing, we may acquire equity interests in the portfolio company. We generally seek to structure our equity investments as non-control investments to provide us with minority rights and event-driven or time-driven puts. We also seek to obtain registration rights in connection with these investments, which may include demand and “piggyback” registration rights, board seats and board observation rights. Our investments have in the past and may in the future contain a synthetic equity position pursuant to a formula typically setting forth royalty rights we may exercise in accordance with such formula.

Investment Process

Our investment committee is responsible for all aspects of our investment process. The members of our investment committee are Messrs. Garland S. Tucker III, Brent P.W. Burgess, Steven C. Lilly, Tarlton H. Long and David F. Parker. Our investment committee meets once a week but also meets on an as needed basis depending on transaction volume. Our investment committee has organized our investment process into five distinct stages:

•	Origination

•	Due Diligence and Underwriting

•	Approval

•	Documentation and Closing

•	Portfolio Management and Investment Monitoring

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence, transaction structuring, and negotiation. Our origination process ultimately leads to the issuance of a non-binding term sheet. Investment origination is conducted by our eight investment professionals who are responsible for sourcing potential investment opportunities. Our investment professionals utilize their extensive relationships with various financial sponsors, entrepreneurs, attorneys, accountants, investment bankers and other non-bank providers of capital to source transactions with prospective portfolio companies.

If a transaction meets our investment criteria, we perform preliminary due diligence, taking into consideration some or all of the following factors:

•	A comprehensive financial model that we prepare based on quantitative analysis of historical financial performance, financial projections and pro forma financial ratios assuming investment;

•	Competitive landscape surrounding the potential investment;

•	Strengths and weaknesses of the potential investment’s business strategy and industry;

•	Results of a broad qualitative analysis of the company’s products or services, market position, market dynamics and customers and suppliers; and

•	Potential investment structures, certain financing ratios and investment pricing terms.

If the results of our preliminary due diligence are satisfactory, the origination team prepares a Summary Transaction Memorandum which is presented to our investment committee. If our investment committee recommends moving forward, we issue a non-binding term sheet to the potential portfolio company. Upon execution of a term sheet, we begin our formal due diligence and underwriting process as we move toward investment approval.

Due Diligence and Underwriting

Our due diligence on a prospective investment is completed by a minimum of two investment professionals, which we define as the “underwriting team.” The members of the underwriting team work together to conduct due diligence and to understand the relationships among the prospective portfolio company’s business plan, operations and financial performance through various methods, including, among others, on-site visits with management, in-depth review of historical and projected financial data, interviews with customers and suppliers, management background checks, third-party accounting reports and review of any material contracts.

In most circumstances, we utilize outside experts to review the legal affairs, accounting systems and results, and, where appropriate, we engage specialists to investigate issues like environmental matters and general industry outlooks. During the underwriting process, significant attention is given to sensitivity analyses and how companies might be expected to perform in a protracted “downside” operating environment. In addition, we analyze key financing ratios and other industry metrics, including total debt to EBITDA, EBITDA to fixed charges, EBITDA to total interest expense, total debt to total capitalization and total senior debt to total capitalization.

Upon completion of a satisfactory due diligence review and as part of our evaluation of a proposed investment, the underwriting team prepares an Investment Memorandum for presentation to our investment committee. The Investment Memorandum includes information about the potential portfolio company such as its history, business strategy, potential strengths and risks involved, analysis of key customers and suppliers, working capital analysis, third party consultant findings, expected returns on investment structure, anticipated sources of repayment and exit strategies, analysis of historical financials, and potential capitalization and ownership.

Approval

The underwriting team for the proposed investment presents the Investment Memorandum to our investment committee for consideration and approval. After reviewing the Investment Memorandum, members of the investment committee may request additional due diligence or modify the proposed financing structure or terms of the proposed investment. Before we proceed with any investment, the investment committee must approve the proposed investment. Upon receipt of transaction approval, the involved investment professionals proceed to document and, upon satisfaction of applicable closing conditions, fund the investment.

Documentation and Closing

The underwriting team is responsible for leading the negotiation of all documentation related to investment closings. We also rely on law firms with whom we have worked on multiple transactions to help us complete the necessary documentation associated with transaction closings. If a transaction changes materially from what was originally approved by the investment committee, the underwriting team requests a formal meeting of the investment committee to communicate the contemplated changes. The investment committee has the right to approve the amended transaction structure, to suggest alternative structures or not to approve the contemplated changes.

Portfolio Management and Investment Monitoring

Our investment professionals generally employ several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following specific processes, procedures and reports:

•	Monthly and quarterly review of actual financial performance versus the corresponding period of the prior year and financial projections;

•	Monthly and quarterly monitoring of all financial and other covenants;

•	Review of senior lender loan compliance certificates, where applicable;

•	Quarterly review of operating results, and general business performance, including the preparation of a portfolio monitoring report which is distributed to members of our investment committee;

•	Periodic face-to-face meetings with management teams and financial sponsors of portfolio companies;

•	Attendance at portfolio company board meetings through board seats or observation rights; and

•	Application of our investment rating system to each investment.

In the event that our investment committee determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we undertake more aggressive monitoring of the affected portfolio company. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

Investment Rating System

We monitor a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We generally require our portfolio companies to provide annual audits in addition to monthly and quarterly unaudited financial statements. Using these statements, we calculate and evaluate certain financing ratios. For purposes of analyzing the financial performance of our portfolio companies, we may make certain adjustments to their financial statements to reflect the pro forma results of a company consistent with a change of control transaction, to reflect anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, and other acquisition or restructuring related items.

As part of our valuation procedures we risk rate all of our investments in debt securities. Our investment rating system uses a scale of 0 to 10, with 10 being the lowest probability of default and principal loss. This system is used to estimate the probability of default on our debt securities and the probability of loss if there is a default. The system is also used to assist us in estimating the fair value of equity related securities. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. Our risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

In connection with the monitoring of our portfolio companies, each investment we hold is rated based upon the following ten-level numeric investment rating system:

Investment
Rating	Description

10	Investment is performing above original expectations and possibly 30.0% or more above original projections provided by the portfolio company. Investment has been positively influenced by an unforeseen external event. Full return of principal and interest is expected. Capital gain is expected.
9	Investment is performing above original expectations and possibly 30.0% or more above original projections provided by the portfolio company. Investment may have been or is soon to be positively influenced by an unforeseen external event. Full return of principal and interest is expected. Capital gain is expected.
8	Investment is performing above original expectations and possibly 21.0% to 30.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Capital gain is expected.
7	Investment is performing above original expectations and possibly 11.0% to 21.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Depending on age of transaction, potential for capital gain exists.
6	Investment is performing above original expectations and possibly 5.0% to 11.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Depending on age of transaction, potential for capital gain exists.
5	Investment is performing in line with expectations. Full return of principal and interest is expected. Depending on age of transaction, potential for nominal capital gain may be expected.
4	Investment is performing below expectations, but no covenant defaults have occurred. Full return of principal and interest is expected. Little to no capital gain is expected.
3	Investment is in default of transaction covenants but interest payments are current. No loss of principal is expected.
2	Investment is in default of transaction covenants and interest (and possibly principal) payments are not current. A principal loss of between 1.0% and 33.0% is expected.
1	Investment is in default of transaction covenants and interest (and possibly principal) payments are not current. A principal loss of between 34.0% and 67.0% is expected.
0	Investment is in default and a principal loss of between 68.0% and 100.0% is expected.

Valuation Process and Determination of Net Asset Value

Valuation Process

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We have established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis. As discussed below, we have engaged an independent valuation firm to assist us in our valuation process.

On January 1, 2008, we adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

SFAS 157 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. SFAS 157 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, SFAS 157 provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by SFAS 157 are defined as follows:

Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. We invest primarily in debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, we value all of our investments at fair value, as determined in good faith by our Board of Directors, using Level 3 inputs, as further described below. Due to the inherent uncertainty in the valuation process, our Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors — Risks Relating to Our Business and Structure — Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.”

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by our Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

We evaluate the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues. Additionally, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held as it relates to the liquidity of the market for such security;

•	pending public offering of common stock by the issuer of the security;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	discount from market value of unrestricted securities of the same class at the time of purchase;

•	special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities; and

•	other pertinent factors.

In making the good faith determination of the value of debt securities, we start with the cost basis of the security, which includes the amortized original issue discount, and payment — in — kind (PIK) interest, if any. We also use the risk rating system discussed above under “Investment Rating System” to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, we utilize an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating (discussed below), (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, and (iv) current pricing and credit metrics for similar proposed and executed investment transactions. In valuing equity securities of private companies, we consider valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

Unrealized appreciation or depreciation on portfolio investments are recorded as increases or decreases in investments on the balance sheets and are separately reflected on the statements of operations in determining net increase or decrease in net assets resulting from operations.

Determination of the fair value involves subjective judgements and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In addition, the SBA has established certain valuation guidelines for SBICs to follow when valuing portfolio investments.

Duff & Phelps, an independent valuation firm, provides third party valuation consulting services to us, which consist of certain limited procedures that we identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

For the quarter ended March 31, 2008, we asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 35% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2008. For the quarter ended June 30, 2008, we asked Duff & Phelps to perform the procedures on investments in five portfolio companies comprising approximately 18% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of June 30, 2008. For the quarter ended September 30, 2008, we asked Duff & Phelps to perform the procedures on investments in eight portfolio companies comprising approximately 29% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of September 30, 2008. For the quarter ended December 31, 2008, we asked Duff & Phelps to perform the procedures on investments in eight portfolio companies comprising approximately 34%

of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of December 31, 2008. Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

Quarterly Net Asset Value Determination

We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Managerial Assistance

As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance typically involves, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our senior management team provides such services. We believe, based on our management team’s combined experience at investment banks, specialty finance companies, commercial banks, and operating in executive-level capacities in various operating companies, we offer this assistance effectively. We may receive fees for these services.

Competition

We compete for investments with a number of BDCs and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we compete with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.

We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates that are comparable to or lower than the rates we offer. Therefore, we do not seek to compete primarily on the interest rates we offer to potential portfolio companies.

Our competitors also do not always require equity components in their investments. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We may face increasing competition for investment opportunities.”

Employees

At December 31, 2008, we employed fourteen individuals, including investment and portfolio management professionals, operations professionals and administrative staff. We expect to expand our management team and administrative staff in the future in proportion to our growth.

Properties

We do not own any real estate or other physical properties materially important to our operation or any of our subsidiaries. Currently, we lease approximately 11,027 square feet of office space located at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. We believe that our current facilities are adequate for our business as we intent to conduct it.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, neither we nor any of our subsidiaries are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2008 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies involve the managerial assistance we may separately provide to our portfolio companies, such services being to our investments, and the board observer or participation rights we may receive.

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Non-Control / Non-Affiliate Investments:
Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (6%)* 620 West Baldwin Road Panama City, FL 32405	Specialty Trade Contractors	Subordinated Note-AAC (14%, Due 03/11)	$3,182,231	$3,074,633	$3,074,633
		Subordinated Note-AAC (18%, Due 03/11)	1,917,045	1,888,343	1,888,343
		Common Stock-PHM (126,634 shares)		126,634	126,634
		Common Stock Warrants-AAC (455 shares)		142,361	600,100

			5,099,276	5,231,971	5,689,710
American De-Rosa Lamparts, LLC	Wholesale and	Subordinated Note
and Hallmark Lighting (8%)*	Distribution	(15.25%, Due 10/13)	8,208,166	8,064,571	6,894,500
1945 S. Tubeway Ave. Commerce, CA 90040

			8,208,166	8,064,571	6,894,500
American Direct Marketing Resources, LLC (4%)	Direct Marketing	Subordinated Note
400 Chesterfield Center, Suite 500	Services	(15%, Due 03/15)	4,035,038	3,957,113	3,957,113
Chesterfield, MO 63017

			4,035,038	3,957,113	3,957,113
APO Newco, LLC (3%)*	Commercial and	Subordinated Note
3080 Bartlett Corporate Drive	Consumer	(14%, Due 03/13)	1,993,336	1,907,664	1,907,664
Bartlett, TN 38133	Marketing Products	Unit purchase warrant (87,302 Class C units)		25,200	1,033,400

			1,993,336	1,932,864	2,941,064
ARC Industries, LLC (3%)*	Remediation	Subordinated Note
221 Dalton Avenue	Services	(19%, Due 11/10)	2,528,587	2,508,276	2,508,276
Charlotte, NC 28225

			2,528,587	2,508,276	2,508,276
Art Headquarters, LLC (3%)* 11885 44th Street Clearwater, FL 33762	Retail, Wholesale and Distribution	Subordinated Note (14%, Due 01/10)	2,333,488	2,309,951	2,309,951
		Membership unit warrants (15% of units (150 units))		40,800	—

			2,333,488	2,350,751	2,309,951
Assurance Operations Corp. (4%)*	Auto Components /	Subordinated Note
9341 Highway 43	Metal Fabrication	(17%, Due 03/12)	4,026,884	3,985,742	3,261,800
Killen, AL 35645		Common Stock (57 shares)		257,143	—

			4,026,884	4,242,885	3,261,800
CV Holdings, LLC (12%)*	Specialty	Subordinated Note
1030 Riverfront Center	Healthcare Products	(16%, Due 09/13)	10,776,412	9,780,508	9,780,508
Amsterdam, NY 12010	Manufacturer	Royalty rights		874,400	874,400

			10,776,412	10,654,908	10,654,908
Cyrus Networks, LLC (8%)* 4201 Southwest Freeway	Data Center Services Provider	Senior Note (6%, Due 07/13)	5,539,867	5,524,881	5,524,881
Houston, TX 77027		2nd Lien Note (9%, Due 01/14)	1,196,809	1,196,809	1,196,809
		Revolving Line of Credit (6%)	253,144	253,144	253,144

			6,989,820	6,974,834	6,974,834
DataPath, Inc. (0%)* 350 Technology Pkwy., Suite 400 Norcross, GA 30092	Satellite Communication Manufacturer	Common Stock (210,263 shares)		101,500	—

				101,500	—
Electronic Systems Protection, Inc. (5%)*	Power Protection	Subordinated Note
517 North Industrial Drive	Systems	(14%, Due 12/15)	3,059,267	3,032,533	3,032,533
Zebulon, NC 27577	Manufacturing	Senior Note
		(6%, Due 01/14)	930,635	930,635	930,635
		Common Stock (500 shares)		285,000	285,000

			3,989,902	4,248,168	4,284,168
Energy Hardware Holdings, LLC (0%)*	Machined Parts	Voting Units
2730 E. Phillips Road	Distribution	(4,833 units)		4,833	292,300

Greer, SC 29650				4,833	292,300

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

FCL Graphics, Inc. (8%)* 4600 N. Olcott Ave.	Commercial Printing Services	Senior Note (8%, Due 5/12)	$1,669,200	$1,663,083	$1,663,083
Harwood Heights, IL 60706
		Senior Note (12%, Due 5/13)	2,000,000	1,993,191	1,993,191
		2nd Lien Note (18%, Due 11/13)	3,393,186	3,382,162	3,382,162

			7,062,386	7,038,436	7,038,436
Fire Sprinkler Systems, Inc. (1%)* 705 E. Harrison Street, Suite 200	Specialty Trade Contractors	Subordinated Notes (12%, Due 04/11)	2,388,362	2,356,781	1,000,000
Corona, CA 92879		Common Stock (283 shares)		282,905	11,719

			2,388,362	2,639,686	1,011,719
Garden Fresh Restaurant Corp. (4%)* 15822 Bernardo Center Drive San Diego, CA 92127	Restaurant	2nd Lien Note (11%, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	583,600

			3,000,000	3,500,000	3,583,600
Gerli & Company (2%)* 75 Stark Street	Specialty Woven Fabrics	Subordinated Note (14%, Due 08/11)	3,161,439	3,092,786	1,865,000
Plains, PA 18705	Manufacturer	Common Stock Warrants (56,559 shares)		83,414	—

			3,161,439	3,176,200	1,865,000
Inland Pipe Rehabilitation Holding Company, LLC (10%)*	Cleaning and Repair Services	Subordinated Note (14%, Due 01/14)	8,095,149	7,422,265	7,422,265
350 N. Old Woodward, Ste. 100 Birmingham, MI 48009		Membership Interest Purchase Warrant (2.5)%		563,300	1,407,300

			8,095,149	7,985,565	8,829,565
Jenkins Services, LLC (10%)* 45681 Oakbrook Ct., Ste. 113	Restoration Services	Subordinated Note (17.5%, Due 04/14)	8,411,172	8,266,277	8,266,277
Sterling, VA 20166
		Convertible Note (10%, Due 04/14)	1,375,000	1,336,993	1,336,993

			9,786,172	9,603,270	9,603,270
Library Systems & Services, LLC (3%)* 12850 Middlebrook Road	Municipal Business Services	Subordinated Note (12%, Due 03/11)	2,000,000	1,948,573	1,948,573
Germantown, MD 20874		Common Stock Warrants (112 shares)		58,995	802,500

			2,000,000	2,007,568	2,751,073
Novolyte Technologies, Inc.(8%)* 111 West Irene Road Zachory, LA 70791	Specialty Manufacturing	Subordinated Note (16%, Due 04/15)	7,048,222	6,880,696	6,880,696
		Preferred Units (600 units)		600,000	600,000
		Common Units (22,960 units)		150,000	150,000

			7,048,222	7,630,696	7,630,696
Syrgis Holdings, Inc. (6%)* 1025 Mary Laidley Drive	Specialty Chemical Manufacturer	Senior Note (7%, Due 08/12-02/14)	4,632,500	4,602,773	4,602,773
Covington, KY 41017		Common Units (2,114 units)		1,000,000	532,700

			4,632,500	5,602,773	5,135,473
TrustHouse Services Group, Inc. (5%)* 21 Armory Drive	Food Management Services	Subordinated Note (14%, Due 09/15)	4,264,494	4,186,542	4,186,542
Wheeling, WV 26003		Class A Units (1,495 units)		475,000	207,500
		Class B Units (79 units)		25,000	—

			4,264,494	4,686,542	4,394,042
Twin-Star International, Inc. (6%)* 115 S.E. 4th Avenue	Consumer Home Furnishings	Subordinated Note (15%, Due 04/14)	4,500,000	4,439,137	4,439,137
Delray Beach, FL 33483	Manufacturer	Senior Note (8%, Due 04/13)	1,301,921	1,301,921	1,301,921

			5,801,921	5,741,058	5,741,058
Waste Recyclers Holdings, LLC (13%) 261 Highway 20 East	Environmental and Facilities Services	Subordinated Note (15.5%, Due 01/13)	9,106,995	8,935,266	8,935,266
Suite A, B & D Freeport, FL 32439		Class A Preferred Units (300 Units)		2,251,100	2,251,100
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	748,900
		Common Units (153,219 Units)		153,219	153,219

			9,106,995	12,088,485	12,088,485

		Type of	Principal			Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost		Value(3)

Wholesale Floors, Inc. (4%)* 8855 N. Black Canyon Highway	Commercial Services	Subordinated Note (14%, Due 06/14)	$3,500,000	$3,341,947		$3,341,947
Phoenix, AZ 85021		Membership Interest Purchase Warrant (4.0%)		132,800		—

			3,500,000	3,474,747		3,341,947
Yellowstone Landscape Group, Inc. (14%)*	Landscaping	Subordinated Note
220 Elm Street	Services	(15%, Due 04/14)	13,261,710	12,965,889		12,965,889
New Canaan, CT 06840

			13,261,710	12,965,889		12,965,889

Subtotal Non-Control / Non-Affiliate Investments			133,090,259	138,413,589		135,712,877

Affiliate Investments:
Asset Point, LLC (6%)* 770 Pelham Road, Suite 200	Asset Management Software Provider	Subordinated Note (15%, Due 03/13)	5,123,925	5,035,428		5,035,428
Greenville, SC 29615		Membership Units (10 units)		500,000		371,400

			5,123,925	5,535,428		5,406,828
Axxiom Manufacturing, Inc (3%)* 11927 South Highway 6	Industrial Equipment	Subordinated Note (14%, Due 01/11)	2,124,037	2,103,277		2,103,277
Fresno, TX 77545	Manufacturer	Common Stock (34,100 shares)		200,000		408,900
		Common Stock Warrant
		(1,000 shares)		—		10,600

			2,124,037	2,303,277		2,522,777
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”)(4) (4%)* 808 N. Ruth Street Monahans, TX 79756	Oil and Gas Services	Subordinated Note — Brantley Transportation (14%, Due 12/12)	3,800,000	3,690,525		3,690,525
		Common Unit Warrants — Brantley Transportation (4,560 common units)		33,600		41,800
		Preferred Units — Pine Street (200 units)		200,000		139,200
		Common Unit Warrants —
		Pine Street (2,220 units)		—		—

			3,800,000	3,924,125		3,871,525
Dyson Corporation (12%)* 53 Freedom Road Painesville, OH 44077	Custom Forging and Fastener supplies	Subordinated Note (15%, Due 12/13)	10,318,750	10,123,339		10,123,339
		Class A Units (1,000,000 units)		1,000,000		964,700

			10,318,750	11,123,339		11,088,039
Equisales, LLC (9%)* 13811 Cullen Blvd.	Energy Products and Services	Subordinated Note (15%, Due 04/12)	6,319,315	6,226,387		6,226,387
Houston, TX 77047		Class A Units (500,000 units)		500,000		2,322,400

			6,319,315	6,726,387		8,548,787
Flint Acquisition Corporation (2%)* 115 Todd Court Thomasville, NC 27360	Specialty Chemical Manufacturer	Preferred Stock (9,875 shares)		308,333		1,984,500

				308,333		1,984,500
Genapure Corporation (1%)* 1205 Industrial Blvd. 18966 Southampton, PA	Lab Testing Services	Common Stock 5,594 shares)		563,602		472,100

					563,602		472,100

Subtotal Affiliate Investments			27,686,027	30,484,491		33,894,556

Control Investments:
Fischbein, LLC (14%)* 151 Walker Road	Packaging and Materials Handling	Subordinated Note (16.5%, Due 05/13)	7,184,066	7,053,458		7,053,458
Statesville, NC 28625
	Equipment Manufacturer	Membership Units (4,200,000 units)		4,200,000		5,444,400

			7,184,066	11,253,458		12,497,858

Subtotal Control Investments			7,184,066	11,253,458		12,497,858

Total Investments, December 31, 2008 (199%)*			$167,960,352	$180,151,538		$182,105,291

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Interest rates on subordinated debt include cash interest rate and, where applicable, paid-in-kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by our board of directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.

Description of our Portfolio Companies

Set forth below is a brief description of each of our portfolio companies as of June 30, 2008.

Ambient Air Corporation (f/k/a JR Hobbs Acquisition Corp.)

Ambient Air Corporation is a leading design/build contractor for HVAC systems in the multi-family housing industry with an emphasis on the Southeast.

American Direct Marketing Resources, LLC

American Direct Marketing Resources, LLC is a full-service direct marketing services company specializing in turnkey direct mail programs.

American De-Rosa Lamparts and Hallmark Lighting

American De-Rosa Lamparts and Hallmark Lighting, headquartered in Commerce, California, markets a wide variety of lighting products, including fixtures, bulbs, electrical components, glass, and hardware to maintenance and repair organizations, lighting wholesalers, retailers, and original equipment manufacturers.

American Paper Optics (APO Newco, LLC)

American Paper Optics is a leading manufacturer and marketer of 3-D glasses and 3-D products.

ARC Industries, LLC (d/b/a Haz-Mat)

ARC Industries, LLC provides environmental services through removal and disposal services of industrial liquid wastes, including waste water, sludges and waste oils, to industrial customers generally within a 200-mile radius of Charlotte, North Carolina.

Art Headquarters, LLC

Art Headquarters, LLC is a supplier of custom frame shop-quality, mid-priced framed art sold throughout the eastern United States.

AssetPoint, LLC

AssetPoint, LLC is a supplier of integrated enterprise asset management and computerized maintenance management software and services that improve profitability and productivity for the process and manufacturing industries.

Assurance Operations Corporation

Assurance Operations Corp. designs and fabricates custom racking products for the automotive industry and provides light to medium duty stamping for a variety of industries.

Axxiom Manufacturing, Inc.

Axxiom Manufacturing Inc., based in Fresno, Texas, is the exclusive provider of Axxiom and Schmidt abrasive air blast equipment.

Brantley Transportation, LLC and Pine Street Holdings, LLC

Brantley Transportation, LLC is an oil services company based in Monahans, Texas, which provides oil and gas rig and associated heavy equipment intrastate hauling services primarily to drilling companies operating in Texas and New Mexico, as well as oil and gas producing regions in the Mid Continent. Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.

CV Holdings, LLC

CV Holdings, LLC designs, manufactures and markets customized, high-performance polymer products.

Cyrus Networks, LLC

CyrusOne, based in Houston, Texas, ensures the availability of mission-critical computing systems for businesses through network neutral colocation and managed services. The company has focused its business model around catering to the enterprise customer, particularly in those industry segments where dense computing needs exist and will frame the future of information technology outsourcing decisions.

DataPath, Inc.

DataPath, Inc. is an integrator and provider of ground based satellite communications systems for government and commercial customers.

Dyson Corporation

Dyson Corporation is a supplier of custom fasteners and forgings to industrial markets, including the high-growth wind energy industry.

Electronic Systems Protection, Inc.

Electronic Systems Protection, Inc. is a leading manufacturer of power protection technology for the office technology industry.

Energy Hardware Holdings, LLC

Energy Hardware Holdings, LLC is a global distributor of fasteners, machined parts, seals and gaskets to the power generation industry.

Equisales, LLC

Equisales, LLC is a global provider of transformers, high voltage switch gear and power production equipment.

FCL Graphics, Inc.

FCL Graphics, Inc. is a leading commercial printer which produces such items as direct mailings, brochures, annual reports, posters, catalogs, sell sheets, newspaper inserts and labels.

Fire Sprinkler Systems, Inc.

Fire Sprinkler Systems, Inc. designs and installs sprinkler systems for residential applications throughout southern California.

Fischbein, LLC

Fischbein, LLC is a leading designer and manufacturer of flexible packaging and materials handling equipment based in Statesville, North Carolina.

Flint Acquisition Corporation (d/b/a Flint Trading)

Flint Trading and related entities serve the traffic safety market with a focus on road markings, street graphics and road warning markers.

Garden Fresh Restaurant Corp.

Garden Fresh Restaurant Corp. is a casual dining restaurant chain focused on serving fresh, wholesome meals in an upscale, self-service format. The company operates approximately 100 restaurants in 15 states under the Sweet Tomatoes and Souplantation brand names.

Genapure (QC Labs) and Genpref, LLC

Genapure provides lab testing services for the environmental engineering, food and pharmaceutical industries. Services include groundwater monitoring, stream surveys, soil testing, swimming pool testing, and dairy product testing. Genpref is the sole owner of Genapure’s preferred stock, and its sole business purpose is its ownership of Genapure’s preferred stock.

Gerli & Company

Gerli & Company markets high-end decorative fabrics to a diverse customer base focusing on interior design. The company has dobby and jacquard manufacturing in Plains, Pennsylvania and sources fabrics worldwide. It is best known for its color direction and design aesthetic in the broad range of fabric types offered.

Inland Pipe Rehabilitation Holding Company, LLC

Inland Pipe Rehabilitation Holding Company, LLC provides maintenance, inspection, and repair for piping, sewers, drains, and storm lines by utilizing several of the industry’s leading technologies including pipe bursting, cured-in-place-pipe, and spiral-wound piping.

Jenkins Services, LLC

Jenkins Services, LLC, headquartered in Sterling, Virginia, is a provider of insurance restoration services, focusing on reconstruction and repair of damage to residential and commercial buildings caused by fire, wind, storm, vandalism, or burglary.

Library Systems & Services, LLC

Library Systems & Services, LLC is a provider of outsourced library management services in the U.S., with customers including federal libraries such as the Library of Congress and the Smithsonian.

Novolyte Technologies, Inc.

Novolyte Technologies, Inc. is a manufacturer of electrolytes and materials used for lithium batteries, ultracapacitors and other energy storage devices, solvents used in a variety of industrial processes and products, electronic materials, polymer ingredients, and pharmaceutical and agricultural chemicals.

Porter’s Group, LLC (d/b/a Porter’s Fabrications)

Porter’s Group, LLC is a supplier of high-quality custom fabricated metal parts to customers in the transportation, industrial and commercial sectors.

Syrgis Holdings, Inc.

Syrgis Holdings, Inc., headquartered in Covington, Kentucky, is a holding company comprised of four distinct specialty chemical subsidiaries. Through its operating subsidiaries, Syrgis manufactures specialty chemicals critical to the performance of products in diverse industries, including natural gas and oil refineries, cleaning solutions and supplies, and various lumber products.

TrustHouse Services Group, Inc.

TrustHouse Services Group, Inc. provides outsourced food management services to educational institutions, healthcare facilities and businesses primarily in the Northeast, Mid-Atlantic and Midwestern regions of the United States.

Twin Star International, Inc.

Twin Star International, Inc., based in Delray Beach, Florida, is a leading producer of high quality home furnishings, including electric fireplaces and decorative bathroom vanities.

Waste Recyclers Holdings, LLC

Waste Recyclers Holdings, LLC is one of the largest independent providers of waste management services in the Florida and Alabama/Mississippi Gulf Coast region.

Wholesale Floors, Inc.

Wholesale Floors, Inc., headquartered near Phoenix, Arizona, provides commercial flooring design and installation services for institutional and corporate clients and is the largest full-service flooring contractor in the state of Arizona.

Yellowstone Landscape Group, Inc.

Yellowstone Landscape Group, Inc., headquartered in Dallas, Texas, is a full-service lawn care provider focused primarily on the commercial market with services including lawn and landscape maintenance, construction/installation, irrigation, turf management, and tree care throughout Texas and the Southeast.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. Day-to-day management of our portfolio is the responsibility of our investment committee. As a result, our investment committee must approve the acquisition and disposition of all of our investments.

Board of Directors and Executive Officers

Our board of directors consists of seven members, four of whom are classified under applicable Nasdaq listing standards as “independent” directors. Pursuant to our articles of incorporation, each member of our board of directors serves a one year term, with each current director serving until the 2009 annual meeting of stockholders and until his respective successor is duly qualified and elected. Our articles of incorporation permit the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Triangle Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. Certain of our directors who are also officers of the Company may serve as directors of, or on the boards of managers of, certain of our portfolio companies. In addition, the board of directors of Triangle SBIC is composed of all of the Company’s directors. The business address of each director listed below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. For information regarding our directors’ compensation, see “Director Compensation” below, and for information regarding our directors’ ownership interest in our Company’s stock, see “Control Persons and Principal Stockholders” below.

Independent Directors

			Expiration of
Name	Age	Director Since	Current Term

W. McComb Dunwoody	64	January 2007	2009 Annual Meeting
Benjamin S. Goldstein	53	January 2007	2009 Annual Meeting
Simon B. Rich, Jr.	64	January 2007	2009 Annual Meeting
Sherwood H. Smith, Jr.	74	January 2007	2009 Annual Meeting

Interested Directors

			Expiration of
Name	Age	Director Since	Current Term

Garland S. Tucker, III	61	October 2006	2009 Annual Meeting
Brent P. W. Burgess	43	October 2006	2009 Annual Meeting
Steven C. Lilly	39	October 2006	2009 Annual Meeting

Executive Officers

The following persons serve as our executive officers in the following capacities:

			Executive
Name	Age	Position(s) Held with the Company	Officer Since

Garland S. Tucker, III	61	Chairman of the Board, Chief Executive Officer and President	2007
Brent P.W. Burgess	43	Director and Chief Investment Officer	2007
Steven C. Lilly	39	Director, Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer	2007

In addition to the positions described above, each of our executive officers is a member of our investment committee. The address for each executive officer is c/o Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina, 27612. For information regarding our executive officers’ compensation, see “Executive Compensation” below, and for information regarding our executive officers’ ownership interest in our Company’s stock, see “Control Persons and Principal Stockholders” below.

Biographical Information

Independent Directors

W. McComb Dunwoody. Mr. Dunwoody currently serves on our Board of Directors and is a member of our compensation committee and our nominating and corporate governance committee. He is the founder of The Inverness Group Incorporated and a Managing Member of Inverness Management LLC, a private equity investment firm that specializes in management buyout transactions. Inverness is not a parent, subsidiary or other affiliate of Triangle. Prior to Inverness, Mr. Dunwoody began the Corporate Finance Department of First City National Bank of Houston as a Senior Vice President. From 1968 to 1975, he worked in New York as an investment banker with The First Boston Corporation and Donaldson, Lufkin & Jenrette. Mr. Dunwoody currently serves on various corporate boards of directors and was formerly the Chairman of the Executive Committee of the Board of Directors of National-Oilwell, Inc. Mr. Dunwoody’s community involvement includes the co-founding of Imagine College, an education program serving over 5,000 inner-city students. He received an undergraduate degree in Business Administration from the University of Texas Honors Program.

Benjamin S. Goldstein. Mr. Goldstein currently serves on our Board of Directors and is a member of our audit committee and our compensation committee. He is currently the President and co-founder of The Advisory Group, LLC, a real estate advisory, development and investment firm based in Cary, North Carolina. The Advisory Group is not a parent, subsidiary or other affiliate of Triangle. Mr. Goldstein is also active in his community, as he currently serves on the boards of the Wake Education Partnership, based in Raleigh, North Carolina, as well as Paragon Commercial Bank. Prior to co-founding The Advisory Group, Mr. Goldstein was President and Partner of Roanoke Properties, the developer of a residential resort real estate community on the Outer Banks of North Carolina, which had a build out value of over $300 million. He spent three years in the securities business, having been the Chief Financial Officer of Carolina Securities Corporation for one year, and later named to head the Carolina Securities Division of Thomson McKinnon Corporation, which had acquired Carolina Securities. He began his career at KPMG, where he worked with audit and consulting clients with an emphasis on the real estate industry. A native of North Carolina, Mr. Goldstein graduated from UNC-Chapel Hill with a degree in business.

Simon B. Rich, Jr. Mr. Rich currently serves on our Board of Directors and is a member of our audit committee and our nominating and corporate governance committee. He retired in 2001 from his positions as Chief Executive Officer of Louis Dreyfus Holding Co. and Chairman and Chief Executive Officer of Louis Dreyfus Natural Gas, two affiliated Delaware and Oklahoma companies, respectively, neither of which was a parent, subsidiary or other affiliate of Triangle. As CEO, Mr. Rich’s companies’ combined operations included roles such as oil refinery processing, petroleum product storage and distribution, natural gas production and distribution and the merchandising and distribution of electricity in North America and Europe, as well as the merchandising and processing of agricultural products in North America, South America and Europe. During

Mr. Rich’s tenure, his companies successfully partnered with Electricite de France, creating EDF Trading, a company that currently dispatches France’s electric generation system. His work experience, which spans more than thirty years, includes all aspects of the energy and agriculture industries. His expertise involves private equity investments with an emphasis on sustainability in energy and agriculture. In addition to Mr. Rich’s career in the energy and agriculture industries, he currently serves as a trustee of Warren Wilson College and serves on the Board of Directors of Environmental Defense. Mr. Rich is also the former Chairman of the Board of Visitors of The Nicholas School of the Environment and Earth Sciences at Duke University, where he is now Emeritus and an adjunct instructor. Mr. Rich holds an undergraduate degree in Economics from Duke University. Mr. Rich is also a director of Verenium Corporation, a company traded on the Nasdaq Global Market under the symbol, “VRNM.”

Sherwood H. Smith, Jr. Mr. Smith currently serves on our Board of Directors and is a member of our audit committee, our compensation committee and our nominating and corporate governance committee. He currently serves as a director of Franklin Street Partners, a privately held investment management firm in Chapel Hill, North Carolina. Mr. Smith is also active in his community, as he currently serves as a director and Vice Chairman of the Research Triangle Foundation and as a Trustee and Chairman of the Triangle Universities Center for Advanced Studies, Inc. Until 2000 he served as a director of Carolina Power & Light Company (now Progress Energy Corporation), a company for which he has also served as Chairman, President and Chief Executive Officer. In addition, Mr. Smith has served as a director of Wachovia Corporation (now Wells Fargo and Company), Nortel Networks, Springs Industries, and Northwestern Mutual Life Insurance Company (Trustee). Other than his current position as director, Mr. Smith has never been employed by a parent, subsidiary or other affiliate of Triangle. He has been a member of the Business Roundtable and The Business Council and has served as Chairman of the North Carolina Citizens for Business and Industry. Mr. Smith has both an undergraduate and law degree from the University of North Carolina at Chapel Hill.

Interested Directors

Garland S. Tucker, III. Mr. Tucker currently serves as Chairman of our Board of Directors, Chief Executive Officer, and President and is a member of our investment committee. Mr. Tucker was a co-founder of Triangle Capital Partners LLC, the former external manager of Triangle Mezzanine Fund prior to our IPO. Prior to co-founding Triangle Capital Partners, LLC in 2000, Mr. Tucker and an outside investor group sold First Travelcorp, a corporate travel services company that he and the investors founded in 1991. For the two years preceding the founding of First Travelcorp, Mr. Tucker served as Group Vice President, Chemical Bank, New York, with responsibility for southeastern corporate finance. Prior to Chemical Bank, Mr. Tucker spent a decade with Carolina Securities Corporation, serving as President and Chief Executive Officer until 1988. During his tenure, Carolina Securities Corporation was a member of the New York Stock Exchange, and Mr. Tucker served a term as President of the Mid-Atlantic Securities Industry Association. Mr. Tucker entered the securities business in 1975 with Investment Corporation of Virginia. He is a graduate of Washington & Lee University and Harvard Business School.

Brent P. W. Burgess. Mr. Burgess currently serves as our Chief Investment Officer and is a member of our Board of Directors and our investment committee. Mr. Burgess was a co-founder of Triangle Capital Partners, LLC. Prior to joining Triangle, he was Vice President for five years at Oberlin Capital, an SBIC mezzanine fund. He began his private equity career in 1996 with Cherokee International Management, a Raleigh based private equity firm, where he worked as an analyst and associate. He previously served on the Board of Governors of the National Association of SBICs and is a past president of the Southern Regional Association of SBICs. He is a graduate of the University of Regina and Regent College, Vancouver.

Steven C. Lilly. Mr. Lilly currently serves as our Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer and is a member of our Board of Directors and our investment committee. Prior to joining Triangle Capital Partners, LLC in December, 2005, Mr. Lilly spent six and a half years with SpectraSite, Inc., which prior to its sale in August, 2005, was the third largest independent wireless tower company in the United States. At SpectraSite, Mr. Lilly served as Senior Vice President-Finance & Treasurer and Interim Chief Financial Officer. Prior to SpectraSite, Mr. Lilly was Vice President of the Media & Communications Group with First Union Capital Markets (now Wells Fargo and Company), specializing in arranging financings for high growth, financial sponsor driven companies across the media and telecommunications sector.

Mr. Lilly is a graduate of Davidson College and has completed the executive education program at the University of North Carolina’s Kenan-Flagler School of Business.

Other Members of Investment Committee

Tarlton H. Long. Mr. Long is a member of our investment committee. From 1990 to 2000, prior to co-founding Triangle Capital Partners, LLC, Mr. Long was with Banc of America Securities and its predecessor organizations as they initiated development of a full service investment banking platform. As a managing director with Banc of America Securities, Mr. Long established and headed the Industrial Growth Group. From 1979 to 1990, Mr. Long was with The First Boston Corporation (now Credit Suisse) becoming a Director in the Corporate Finance Department. Mr. Long began his career in finance in 1976 with White Weld & Co., New York. Mr. Long is a graduate of the University of North Carolina at Chapel Hill and New York University.

David F. Parker. Mr. Parker is a member of our investment committee. Prior to joining us, Mr. Parker was a partner in Crimson Capital Company, a Greensboro, North Carolina private investment banking firm that specialized in management buyouts of middle market companies in a variety of industries. Before joining Crimson, Mr. Parker was Vice-President and Treasurer at Marion Laboratories, Inc., a Fortune 500 pharmaceutical company, where Mr. Parker was responsible for Marion’s public and private financings, venture capital investments, divestitures, and investor communications. Before working at Marion Laboratories, Mr. Parker worked six years as Vice-President and Director of Private Placements at J. Henry Schroder Corp, a position that followed three years at Kidder, Peabody & Co., on its private placement desk. Mr. Parker began his career in 1971 at Shearson, Hammill & Co. in New York. Mr. Parker is a graduate of North Carolina State University and Harvard Business School.

Meetings of the Board of Directors and Committees

During 2008, our Board of Directors held five board meetings. Our Board of Directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and an investment committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates pursuant to a charter, each of which is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com, and is also available in print to any stockholder who requests a copy.

We have designated Simon B. Rich, Jr. as the presiding director of all executive sessions of non-employee directors. Executive sessions of non-employee directors are held at least quarterly. Stockholders may communicate with Mr. Rich by writing to: Board of Directors, Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Audit Committee

We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The audit committee is responsible for compliance with legal and regulatory requirements, selecting our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm, reviewing the integrity of the audits of the financial statements and reviewing the adequacy of our internal accounting controls.

Our Board of Directors adopted the Audit Committee Charter on January 31, 2007. The Audit Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.

The members of the audit committee are Messrs. Goldstein, Rich and Smith, each of whom is independent for purposes of Section 2(a)(19) of the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Goldstein serves as the chairman of the audit committee. Our Board of

Directors has determined that Mr. Goldstein is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act. Mr. Goldstein meets the current independence requirements of Rule 10A-3 of the Exchange Act, Nasdaq listing standards, and, in addition, is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our audit committee held five meetings during 2008.

Compensation Committee

The compensation committee is appointed by the Board to discharge its responsibilities relating to the compensation of our executive officers and other key employees. The compensation committee has the responsibility for recommending appropriate compensation levels for our executive officers, evaluating and approving executive officer compensation plans, policies and programs, reviewing benefit plans for executive officers and other employees and producing an annual report on executive compensation for inclusion in our proxy statement. The compensation committee may delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely composed of one of more members of the compensation committee. The Compensation Committee Charter is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.

Members of our compensation committee review annually and approve goals and objectives relevant to our executive officers’ compensation, including annual performance objectives. They evaluate annually the performance of the chief executive officer and other executive officers, and recommend to the independent directors of the Board the compensation level for each such person based on this evaluation. They review on a periodic basis our executive compensation programs to determine whether they are properly coordinated and achieve their intended purposes. They review and recommend to the Board for approval any changes in incentive compensation plans and equity-based compensation plans. The members of the compensation committee review and approve all equity-based compensation plans of Triangle, whether or not final approval rests with the Company’s stockholders, and grant equity-based awards pursuant to such plans in compliance with the 1940 Act. They review and approve employment agreements and any special supplemental benefits or perquisites for our executive officers. They review broadly employee compensation strategies, including salary levels and ranges and employee fringe benefits, in conjunction with compensation consultants.

In determining executive compensation levels for our executive officers, the compensation committee meets at least annually with management, and may meet with compensation consultants, in order to determine whether current methods of executive compensation are effective in achieving Triangle’s short and long term strategies. The compensation committee, in conjunction with a compensation consultant if necessary, will analyze the compensation of executive officers and directors of other BDCs in order to establish the compensation levels necessary to attract and retain quality executive officers and investment professionals. For more information regarding the role of Triangle’s management in determining compensation, please see the discussion in “Compensation of Directors and Executive Officers — Executive Compensation — Compensation Discussion and Analysis — Establishing Compensation Levels — Role of the Compensation Committee and Management.”

The members of the compensation committee are Messrs. Dunwoody, Goldstein and Smith, each of whom is independent for purposes of Section 2(a)(19) the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Smith serves as the chairman of the compensation committee. Our compensation committee held three meetings during 2008.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law. Pursuant to our bylaws, stockholders wishing to submit proposals or director nominations that are to be included in our annual proxy materials must have given timely notice thereof in writing to our corporate secretary. For example, to be timely for the 2010 Annual Meeting of Stockholders, a stockholder must notify our corporate secretary, in writing, not later than 5:00 p.m. (Eastern Time) on December 30, 2009, nor earlier than November 30, 2009. Our bylaws also contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the date of our Annual Meeting of Stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the preceding year’s annual writing.

In considering possible candidates for nomination, the nominating and corporate governance committee will consider certain factors including whether the composition of the Board contains a majority of independent directors as determined by the Nasdaq Global Market standards and the 1940 Act, the candidate’s character and integrity, whether the candidate possesses an inquiring mind, vision and the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, a candidate’s experience, whether the candidate has sufficient time to devote to the affairs of Triangle, including consistent attendance at Board and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of us and all of our stockholders.

Our Board of Directors adopted the Nominating and Corporate Governance Committee Charter on January 31, 2007. The Nominating and Corporate Governance Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.

The members of the nominating and corporate governance committee are Messrs. Rich, Dunwoody and Smith, each of whom is independent for purposes of Section 2(a)(19) the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Rich serves as the chairman of the nominating and corporate governance committee. Our nominating and corporate governance committee held two meetings during 2008.

Investment Committee

Our investment committee is responsible for all aspects of our investment process. The members of the Triangle Capital Corporation investment committee are Messrs. Tucker, Burgess, Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Tariton H. Long and David F. Parker. Triangle Mezzanine Fund has a separate investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle Mezzanine Fund. The members of the Triangle Mezzanine Fund investment committee are also Messrs. Tucker, Burgess, Lilly, Dombcik, Vaughn, Long and Parker. Each of Messrs. Dombcik’s and Vaughn’s appointments to the Triangle Mezzanine Fund investment committee is contingent upon our receiving approval from the United States Small Business Administration (which regulates Small Business Investment Companies, or SBICs, such as Triangle Mezzanine Fund). For purposes of the discussion herein, any reference to the “investment committee” refers to both the investment committee of Triangle Capital Corporation and the investment committee of Triangle Mezzanine Fund.

Our investment committee generally meets once a week but also meets on an as needed basis depending on transaction volume. Our investment committee is involved in all significant stages of the investment process, including origination, due diligence and underwriting, approval, documentation and closing, and portfolio management and investment monitoring.

Code of Conduct and Corporate Governance Guidelines

We have adopted a code of conduct and corporate governance guidelines covering ethics and business conduct. These documents apply to our directors, officers and employees. Our code of conduct and corporate governance guidelines are available on the Investor Relations section of our website at the following URL: http://ir.tcap.com. We will report any material amendments to or waivers of a required provision of our code of conduct and corporate governance guidelines on our website and/or in a Current Report on Form 8-K.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The compensation table below sets forth compensation that our independent directors earned during the year ended December 31, 2008. Our interested directors are not compensated for their service as Board members.

		Fees Earned
		or Paid in	Stock	All Other
Name	Year	Cash	Awards(1)	Compensation		Total

W. McComb Dunwoody	2008	$12,283	$30,000	$4,070	(2)	$46,353
Thomas M. Garrott, III(3)	2008	$15,533	—	—		$15,533
Benjamin S. Goldstein	2008	$36,533	$30,000	$4,070	(2)	$70,603
Simon B. Rich, Jr.	2008	$29,033	$30,000	$4,070	(2)	$63,103
Sherwood H. Smith, Jr.	2008	$30,033	$30,000	$4,070	(2)	$64,103

(1)	Value of restricted stock awards granted to each non-employee director on May 7, 2008.

(2)	Includes fair market value of shares received pursuant to our Dividend Reinvestment Plan relating to restricted stock awards granted to director.

(3)	On August 12, 2008, Mr. Garrott resigned as a member of our Board of Directors for health related concerns. He was therefore only paid for board service through August 12, 2008, and his $30,000 worth of restricted stock did not vest.

Director Fees

In 2008, each of our directors who were not one of our employees or an employee of our subsidiaries earned an annual fee of $30,000 worth of restricted stock in Triangle, calculated based on the share price of our common stock as of the close of the Nasdaq Global Market May 7, 2008, the date of grant. Based on this calculation, each of our independent directors received 2,700 shares of restricted stock, which will vest on May 6, 2009, so long as each individual is still a director at that time.

In addition, independent directors received a fee of $2,500 for each board meeting attended in person and $1,250 for each board meeting attended by conference telephone or similar communications equipment; audit committee members receive a fee of $1,500 for each audit committee meeting attended in person and $750 for each audit committee meeting attended by conference telephone or similar communication equipment; and members of our compensation committee and nominating and corporate governance committee receive a fee of $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by conference telephone or similar communication equipment. Finally, our audit committee chairman receives an annual fee of $10,000, and each of our compensation committee and nominating and corporate governance committee chairmen received an annual fee of $5,000 for their services as chairmen of their respective committees. The Director Compensation Table above takes into account all changes in director compensation made during the 2008 fiscal year. We also reimbursed our independent directors for all reasonable direct out-of-pocket expenses incurred in connection with their service on the Board. Directors who are also our employees or employees of our subsidiaries did not receive compensation for their services as directors.

Non-Employee Director Equity Compensation

Our Board of Directors and sole stockholder approved Triangle’s 2007 Equity Incentive Plan, or the Original Plan, effective February 13, 2007, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. During our fiscal year ended December 31, 2007, no equity incentive awards were granted under the Original Plan, in part due to certain 1940 Act restrictions which disallow the issuance of certain types of compensation to a business development company’s employees and non-employee directors without having first obtained exemptive relief. In 2007, we filed a request with the Securities and Exchange Commission, or the SEC, for such exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On March 18, 2008 we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Amended and Restated Plan and as otherwise set forth in the exemptive order. In 2008, our Board approved, and at the 2008 Annual Stockholders Meeting the stockholders voted to approve, the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan. During our fiscal year ended December 31, 2008, we granted restricted share awards to our officers, directors and key employees as compensation related to performance in 2007.

The following is a summary of the material features of the Amended and Restated Plan. It may not contain all of the information important to you. The Amended and Restated Plan includes provisions allowing the issuance of restricted stock to all key employees and directors. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. The Amended and Restated Plan will also allow us to issue options to our key employees in the future should our Board and compensation committee choose to do so.

Under the Amended and Restated Plan, up to 900,000 shares of our common stock are authorized for issuance. Participants in the Amended and Restated Plan who are employees and employee directors may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board. Participants who are non-employee directors may receive awards of restricted stock in accordance with certain parameters as discussed below under “Restricted Stock Awards to Non-Employee Directors.” The basis of such participation is to provide incentives to our employees and directors in order to attract and retain the services of qualified professionals.

Options granted under the Amended and Restated Plan entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board. The exercise period of each stock option awarded will expire on a date determined by the Board, such date to be specified in the stock option award agreement; however, the Plan also states that no stock option award will be exercisable after the expiration of ten years from the date such stock option was granted.

The Amended and Restated Plan permits the issuance of restricted stock to employees and directors consistent with such terms and conditions as the Board shall deem appropriate, subject to the limitations set forth in the plan. With respect to awards issued to our employees and officers, the Board will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

The Amended and Restated Plan provides that our non-employee directors each receive an automatic grant of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions lapse one year from the grant date. The number of shares granted to each non-employee director in 2008 was the equivalent of $30,000 worth of shares, taken at the market value at the close of the Nasdaq Global Market on the date of grant, which historically has been the date of our annual stockholders meeting. Going forward in 2009 and beyond, the grants of restricted stock to non-employee directors under the Amended and Restated Plan will be automatic (that is, the grants will equal $30,000 worth of restricted stock each year), and the terms thereunder will not be changed without SEC approval. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

Our Board of Directors has delegated administration of the Amended and Restated Plan to its compensation committee, currently comprised solely of three (3) independent directors who are independent pursuant to the listing requirements of the Nasdaq Global Market. Our Board may abolish such committee at any time and revest in our Board the administration of the Amended and Restated Plan. Our Board administers the Amended and Restated Plan in a manner that is consistent with the applicable requirements of the Nasdaq Global Market and the exemptive order.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

General

In 2008, our senior management team consisted of Garland S. Tucker, Brent P. W. Burgess and Steven C. Lilly. Each of these executive officers entered into employment agreements with us in 2007 for two-year terms, and each executive officer was compensated according to the terms of such agreements, which are described herein. We refer to these three officers in 2008 as our named executive officers, or “NEOs.”

Our executive compensation program is designed to encourage our executive officers to think and act like stockholders of the Company. The structure of the NEOs’ employment agreements and our incentive compensation programs were designed to encourage and reward the following:

•	sourcing and pursuing attractively priced investment opportunities in all types of securities of lower middle market privately-held companies;

•	participating in comprehensive due diligence with respect to our investments;

•	ensuring we allocate capital in the most effective manner possible; and

•	working efficiently and developing relationships with other professionals.

Our compensation committee reviewed and approved all of our compensation policies for 2008.

We completed our initial public offering, or IPO, in February 2007. As our first two years of operation as a publicly traded business development company, or BDC, 2007 and 2008 represented a period of constant development and growth for us, and we worked to create an executive compensation program that would effectively achieve our desired objectives stated above. We intend to continue the process of aligning executive compensation and our goals in 2009.

As a BDC, we must comply with the requirements of the 1940 Act. The 1940 Act imposes certain limitations on the structure of our compensation programs, including limitations on our ability to issue certain equity-based compensation to our employees and directors. In 2008, we received an exemptive order from the SEC which permits us to issue restricted share awards as part of the compensation packages for our employees and directors. In 2008, we revised our 2007 Equity Incentive Plan in accordance with the SEC’s comments. Our Board has approved the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan, and our stockholders voted to approve the Amended and Restated Plan at our 2008 Annual Meeting of Stockholders.

Executive Compensation Policy

In 2008, we compensated our NEOs through a combination of base salary, cash bonuses and restricted stock awards. Our integration of restricted stock awards into our overall compensation philosophy is designed to make us competitive with comparable employers and to align management’s incentives with the long-term interests of our stockholders. In allocating among these elements the compensation committee believes that the compensation of our NEOs should be based predominately on company and individual performance.

Overview

Our performance-driven compensation policy consists of the following three components:

•	Base salary;

•	Annual cash bonuses; and

•	Long-term compensation pursuant to our equity incentive plan.

We designed each NEO’s compensation package to appropriately reward the NEO for his contribution to the Company. Our compensation philosophy has not historically been, and going forward will not be, a mechanical process, and our compensation committee will continue to use its judgment and experience, working in conjunction with our chief executive officer and an independent compensation consultant, to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary cash bonuses tied to achievement of performance goals set by the compensation committee are intended to incentivize NEOs to remain with us in their roles and work hard to achieve our goals. Stock-based compensation in the form of restricted stock was awarded based on individual performance expectations set by the compensation committee.

Establishing Compensation Levels

Role of the Compensation Committee and Management

As set forth in the Compensation Committee Charter, our compensation committee’s primary responsibility is to evaluate the compensation of our executive officers and assure that they are compensated effectively and in a manner consistent with our stated compensation objectives. The compensation committee also periodically reviews our corporate goals and objectives relevant to executive compensation, our executive compensation structure to ensure that it is designed to achieve the objectives of rewarding the company’s executive officers appropriately for their contributions to corporate growth and profitability and our other goals and objectives. At least annually, the compensation committee will evaluate the compensation of our executive officers and determine the amounts and individual elements of total compensation for executive officers consistent with our corporate goals and objectives and will communicate to stockholders the factors and criteria on which the executive officers’ compensation is based, including the relationship of our performance to the executive officers’ compensation. With respect to the compensation of our executive officers other than the chief executive officer, the committee works with the chief executive officer to conduct these reviews. The committee will also periodically evaluate the terms and administration of our annual and long-term incentive plans, including equity compensation plans, to ensure that they are structured and administered in a manner consistent with our goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to executive officers, and total funds allocated for payment under the compensation plans.

Assessment of Market Data

To assess the competitiveness of our executive compensation levels, we developed a comparative group of internally managed BDCs and performed comprehensive analyses of competitive performance and compensation levels. This comparative group included the following: Capital Southwest Corporation; Hercules Technology Growth Capital, Inc.; Kohlberg Capital Corporation; Main Street Capital Corporation; MCG Capital Corporation; Medallion Financial Corp.; Patriot Capital Funding, Inc.; and Utek Corporation.

Our analysis centered around key elements of compensation practices within the BDC industry in general and, more specifically, compensation practices at internally managed BDCs closer in asset size, typical investment size, typical investment type, market capitalization, and general business scope to our Company. Items we reviewed included, but were not necessarily limited to, base compensation, bonus compensation and restricted stock awards. In addition to actual levels of compensation, we also analyzed the approach other BDCs were taking with regard to their compensation practices. Items we reviewed included, but were not necessarily limited to, the use of employment agreements for certain employees, the targeted mix of cash and equity compensation, the use of a third party compensation consultant, and certain corporate and executive performance measures established to achieve total returns for stockholders.

Using the above data, we ranked below the median of the comparative group in market capitalization, below the median in net income, and in the lower quartile in assets and number of employees. Although each of the comparative companies is not exactly comparable in size, scope and operations, the compensation committee believes that they were the most relevant comparable companies available with disclosed executive compensation data, and they provide a good representation of competitive compensation levels for our executives.

Assessment of Company Performance

We believe that the alignment of (i) a company’s business plan, (ii) its stockholders expectations and (iii) its employee compensation is essential to long term business success in the interest of our stockholders and employees. We typically make three to seven year investments in privately held businesses. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of recurring dividends. Our strategy is to generate income and capital gains from our portfolio of investments in the debt and equity securities of our customers. This income supports the payment of dividends to our stockholders. Therefore, a key element of our return to stockholders is in the form of current income through the payment of dividends. This recurring payout requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A meaningful part of our employee base is dedicated to the maintenance of asset values and expansion of this recurring revenue to support and grow dividends.

Compensation Determination

We analyzed the competitiveness of the previously described components of compensation individually, as well as in total, in conjunction with our peer group of BDCs listed above. Our comparative analysis indicated that in aggregate, for 2008, our base salaries plus target bonuses resulted in total annual cash compensation below the market median. We believe this is primarily due to the fact that the Company is smaller than the other BDCs in our peer group. As the Company grows and matures we would expect our compensation levels would, over time, more closely approximate the median of our peer group.

Classes of Executive Compensation

Base salary

Base salary is used to recognize particularly the experience, skills, knowledge and responsibilities required of the executive officers in their roles. In establishing the 2008 base salaries of the NEOs, the compensation committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual and the base salary of the individual in 2007. In addition, we considered the base salaries paid to comparably situated executive officers in other BDCs and other competitive market practices. Finally, we used a compensation consultant in order to get an objective third party expert’s insight into our NEOs’ base salaries.

The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factors in determining increases in salary level are relative cost of living and competitive pressures.

On February 21, 2007, we entered into employment agreements with Messrs. Tucker, Burgess and Lilly, each employment agreement’s term ending on February 20, 2009. In general the agreements provided for the compensation of each NEO, as discussed above, payments to each executive upon various termination scenarios and contained certain restrictive covenants on competition and solicitation of our employees and clients. The 2008 base salaries and target bonus levels for the three NEOs were the same as they were in 2007.

Pursuant to these agreements, each executive would have received compensation for termination due to death or disability, termination by us other than for cause, termination by the executive for good reason or termination upon a change in control. See “Employment Agreements” and “Potential Payments upon Termination or Change in Control” for additional information regarding the material terms of these agreements.

In February 2009, upon determination by our compensation committee that it would be in the best interests of the Company and its stockholders for the Company to operate without employment agreements, we requested that our NEOs waive all notice requirements pursuant to their employment agreements and agree not to renew them on a going-forward basis in 2009. After consideration, Messrs. Tucker, Burgess, and Lilly agreed with our compensation committee, voluntarily waiving their notice rights as to the renewal of their employment agreements. As a result, effective February 21, 2009, none of our employees is party to an employment agreement with us.

Determination of 2008 Annual Base Salary

The compensation committee annually reviews the base salary for each of our executive officers and determines whether or not to increase it in its sole discretion. Increases to base salary are awarded to recognize levels of responsibilities and related individual performance, and to address changes in the external competitive market for a given position.

Mr. Tucker was paid an annual base salary of $265,000 for 2008. Mr. Tucker’s base salary did not increase from 2007 to 2008. Mr. Tucker’s base salary recognizes his overall responsibility for the Company and his continued leadership which enabled us to achieve the majority of our operational and financial objectives in 2008.

Mr. Burgess was paid an annual base salary of $240,000 for 2008. Mr. Burgess’ base salary did not increase from 2007 to 2008. Mr. Burgess’ base salary recognizes his lead role in managing all investment activity of the Company, including marketing, structuring, closing and monitoring portfolio company investments.

Mr. Lilly was paid an annual base salary of $240,000 for 2008. Mr. Lilly’s base salary did not increase from 2007 to 2008. Mr. Lilly’s base salary recognizes his lead role in managing all financial and administrative aspects of our Company, as well as his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s base salary also reflected his service as our Company’s Chief Compliance Officer.

Annual Cash Bonuses

We pay annual cash bonuses to reward corporate and individual achievements for the prior fiscal year. We determined that annual cash bonuses will be based on the compensation committee’s discretionary assessment of the Company’s and the NEO’s performance, with recommendations from the chief executive officer for NEOs other than himself. For 2008, NEOs were eligible for cash bonuses, ranging from 0% to 100% of their highest annual rate of base salary. Performance achievements which were considered in the determination of cash bonuses for fiscal 2008 include individual performance and Company performance (based upon a comparison of actual performance to budgeted performance).

Determination of Annual Cash Bonuses

Cash bonuses for 2008 were paid in February of 2009 and were typically determined as a percentage of each employee’s salary, based on individual performance and each employee’s level within the Company. Our NEOs’ annual cash bonuses paid for performance in 2008 are disclosed in the bonus column of the Summary Compensation Table. All of our NEOs’ cash bonuses earned during 2008 were determined based on performance goals adopted by the compensation committee. The potential bonus ranges for each of our NEOs are presented below, as well as the actual percentage of bonuses paid as compared to salary paid in 2008 for each of our NEOs:

	Base	Highest	Actual
	Performance	Performance	% of 2008 Salary
NEO	% of 2008 Salary	% of 2008 Salary	Awarded

Garland S. Tucker, III	0%	100%	100%
Brent P. W. Burgess	0%	100%	100%
Steven C. Lilly	0%	100%	100%

All of our NEOs’ cash bonuses for 2008 were determined based on the compensation committee’s analysis of certain individual performance-based elements including how efficiently capital was deployed and the establishment of meaningful operational policies and procedures, including but not limited to, portfolio valuation, portfolio monitoring processes, asset management processes, transaction monitoring processes and maintaining appropriate dividend payouts to stockholders.

Mr. Tucker was paid an annual cash bonus of $265,000 for 2008. Mr. Tucker’s cash bonus did not increase from 2007 to 2008. Mr. Tucker’s cash bonus reflects his overall responsibility for the Company and his continued leadership in 2008, which enabled us to achieve the majority of our operational and financial objectives.

Mr. Burgess was paid an annual cash bonus of $240,000 for 2008. Mr. Burgess’ cash bonus did not increase from 2007 to 2008. Mr. Burgess’ cash bonus reflects his ability to manage the Company’s investment process, including sourcing new investments and guiding all of the investments we made during 2008 to a successful closing on terms we believe will be favorable to the Company. Mr. Burgess also took a lead role in the portfolio monitoring process and other asset management processes during 2008.

Mr. Lilly was paid an annual cash bonus of $240,000 for 2008. Mr. Lilly’s cash bonus did not increase from 2007 to 2008. Mr. Lilly’s cash bonus reflects his lead role in the financial and administrative management of our Company as well as his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly was instrumental in implementing, in conjunction with our principal accounting officer, our Sarbanes-Oxley compliance procedures. Mr. Lilly’s cash bonus also reflected his service as our Chief Compliance Officer during 2008.

Long Term Incentive Compensation

General

Our Board of Directors has adopted the Amended and Restated Plan to provide stock-based awards as incentive compensation to our employees and non-employee directors.

We use stock-based awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees’ compensation to the long-term interests of our stockholders. The compensation committee has been delegated exclusive authority by our Board of Directors to select the persons to receive stock-based awards. At the time of each award granted to each NEO, the compensation committee determines the terms of the award in its sole discretion, including their performance period (or periods) and the performance objectives relating to the award.

Options

Our compensation committee may in its sole discretion (upon delegation by the Board) grant our employees options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that, if granted, options will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested”, at some later time after grant. Upon any stock option grant, its exercise price will not be changed absent specific SEC approval that we may do so. The “fair market value” will be defined as either (i) the closing sales price of the our common stock on the Nasdaq Global Market, or any other such exchange on which the shares are traded, on such date, (ii) in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (iii) in the event there is no public market for the shares on such date, the fair market value as determined, in good faith, by our Board in its sole discretion (which will in no event will be less than the net asset value of such shares of common stock on such date), and for purposes of a sale of a share of common stock as of any date, the actual sales price on that date. Some stock options granted by our compensation committee may vest simply by the holder remaining with the Company for a period of time, and some may vest based on meeting certain performance goals. We anticipate that our options will be valued for financial reporting purposes using the Black Scholes valuation method, and charges to earnings will be taken over the relevant service period pursuant to FASB Statement No. 123R.

Specific performance factors that the compensation committee may consider in determining the vesting of options may include individual employee performance objectives such as work ethic, business development, proficiency and overall contribution to the Company. We did not grant any stock options to our employees in 2008.

Restricted Stock

Generally BDCs, such as us, may not grant shares of their stock for services without an exemptive order from the SEC. In 2007, we filed a request with the SEC for exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On February 6, 2008, the Board voted to approve the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan, and to recommend approval of the Amended and Restated Plan by stockholders, subject to an order from the SEC granting exemptive relief. On March 18, 2008, we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors, subject to certain restrictions. As such, we were able to begin the implementation of our long-term compensation strategies through granting restricted stock to our non-employee directors, NEOs and other key employees in 2008.

The Amended and Restated Plan allows our Board (and compensation committee, after delegation of administrative duties) to grant shares of restricted stock to our employees. Each restricted stock award is for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights.

Determination of Restricted Stock Awards

Specific performance factors that the compensation committee considered in determining the granting of restricted stock in 2008 included individual employee performance objectives such as work ethic, proficiency and overall contribution to the Company throughout our initial public offering process and during our fiscal year ended December 31, 2007.

Mr. Tucker was awarded 22,054 shares of restricted stock in 2008. This award reflects Mr. Tucker’s leadership during 2007, including his involvement with our initial public offering. Mr. Tucker’s leadership enabled us to achieve the majority of our operational and financial objectives as well as his guidance in successfully deploying our capital received from our initial public offering. Mr. Tucker’s performance during this time period was vital to our Company’s success.

Mr. Burgess was awarded 19,973 shares of restricted stock in 2008. This award reflects Mr. Burgess’ leadership in implementing our investment strategy. During 2007, Mr. Burgess expanded our investment team, sourced certain portfolio investments and guided each investment through our internal investment process from inception to closing.

Mr. Lilly was awarded 19,973 shares of restricted stock in 2008. This award reflects Mr. Lilly’s role in our initial public offering process, as well as his role in creating and implementing the operational processes we utilize to manage our company in an efficient manner. Mr. Lilly’s restricted stock awards also reflected his service as our Chief Compliance Officer during 2007.

Change in Control and Severance

Change in Control

Upon termination of employment after a change of control, the NEOs would have received severance payments pursuant to their employment agreements entered into in connection with our IPO. Effective February 20, 2009, however, our NEOs voluntarily waived their rights to the renewal of their employment agreements. As a result, effective February 21, 2009, none of our NEOs is eligible to receive severance upon a change of control.

Upon specified covered transactions involving a change of control (as defined in the Amended and Restated Plan), all outstanding awards under the Amended and Restated Plan will either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

Severance

Under specified covered transactions involving a change in control (as defined in each NEO’s employment agreement), if an NEO had terminated his employment with us within two years following such change in control, or if we had terminated or given the NEO notice of non-renewal of the NEO’s employment within the two years commencing with a change in control, he would have received a severance package beginning on the date of termination. The severance package would have included monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company would have continued to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package would have continued to be in effect for thirty-six months. In the event that an NEO’s severance pay had been triggered under his employment agreement, he would have continued to receive his respective severance package even if he had been hired by another employer, including a competing business development company or other fund; however, the Company’s obligation to continue the NEO’s then-existing benefits under the severance package would have terminated on the date the NEO became eligible to receive such equal benefit from another employer.

In addition, a separate severance package existed in the event the NEO’s employment had been terminated as a result of death or disability, or in the event that the Company had terminated the NEO’s employment outside of the two-year period after a specified covered transaction involving a change in control. The same severance package referenced in the immediately preceding paragraph would have been provided to the NEO, except that the severance package would have only continued to be in effect for twenty-four months.

Each NEO’s employment agreement also included a right to allow the executive officer the opportunity to evaluate his position with the Company for a one-month period beginning at the end of one year after a change in control had occurred, in order to determine whether at that time it would have been in the best interests of the Company and the executive officer for the executive officer to continue serving in his then current position. If the NEO had been dissatisfied with his responsibilities one year after the change in control had occurred, he could have terminated his employment with the Company without good reason and still would have received a severance package. The severance package would have included monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company would have continued to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package would have continued to be in effect for thirty-six months.

Finally, if we had failed to renew any NEO’s employment agreement outside of the two-year period after a specified covered transaction involving a change in control (causing such NEOs employment to terminate), any severance payment or benefit would have been payable at the absolute discretion of the Board.

The rationale behind providing a severance package in certain events was to attract talented executives who would be assured that they would not be financially injured if they physically relocated and/or left another job to join us but were forced out through no fault of their own and to ensure that our business would be operated and governed for our stockholders by a management team, and under the direction of a Board of Directors, who were not financially motivated to frustrate the execution of a change in control transaction. For more discussion regarding executive compensation in the event of a termination or change of control, please see the table entitled “2008 Potential Payments Upon Termination or Change in Control” and accompanying discussion.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986 limits our deduction for federal income tax purposes to not more than $1 million of compensation paid to certain executive officers in a calendar year. Compensation above $1 million may be deducted if it is “performance-based compensation.” Our compensation committee has not established a policy for determining which forms of incentive compensation awarded to our executive officers should be designated to qualify as “performance-based compensation.” To maintain flexibility in compensating our executive officers in a manner designed to promote our objectives, the compensation committee has not adopted a policy that requires all compensation to be deductible. However, the compensation committee evaluates the effects of the compensation limits of Section 162(m) on all compensation it proposes to grant, and the compensation committee intends to provide all executive compensation in a manner consistent with our best interests and those of our stockholders. In 2008, none of the named executive officers received compensation that would exceed the $1 million limit on deductibility.

In awarding restricted stock awards for performance in 2008, we accounted for share-based awards under the provisions of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, or FAS 123(R). FAS 123(R) establishes accounting for stock-based awards exchanged for goods or services. Accordingly, stock-based compensation cost is measured at grant date, based on the fair value of the awards, and is recognized as an expense ratably over the requisite service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

Conclusion

Our compensation policies are designed to fairly compensate, retain and motivate our NEOs. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in our market.

Executive Officer Compensation

Due to the fact that we consummated our initial public offering of common stock in February 2007, we did not compensate our executive officers in 2006, and we only have executive officer compensation data for a portion of 2007, in addition to the 2008 data. The respective compensation of our named executive officers in 2007 and 2008 was as follows:

2008 Summary Compensation Table

	Principal			Base				Stock		All Other
Name	Position		Year	Salary		Bonus		Awards		Compensation		Total

Garland S. Tucker, III	CEO		2008	$265,000		$265,000		$245,020	(1)	$60,389	(2)	$835,409
			2007	$231,875	(3)	$265,000		—		$18,277	(4)	$515,152
Brent P. W. Burgess	CIO(	5)	2008	$240,000		$240,000		$221,900	(1)	$46,290	(2)	$748,190
			2007	$210,000	(3)	$240,000		—		$12,318	(4)	$462,318
Steven C. Lilly	CFO		2008	$240,000		$240,000		$221,900	(1)	$46,054	(2)	$747,954
			2007	$210,000	(3)	$280,416	(6)	—		$11,488	(4)	$501,904

(1)	Value of restricted stock awards granted during 2008.

(2)	Includes (i) value of benefits in the form of 401(k) contributions, health, life and disability insurance premiums paid by the Company in 2008 and (ii) value of dividends received or earned in respect of each executive officer’s restricted stock awards received in 2008.

(3)	Includes base salary paid from February 21, 2007 through December 31, 2007.

(4)	Includes value of benefits in the form of 401(k) contributions, health, life and disability insurance premiums paid by the Company in 2007.

(5)	“CIO” stands for Chief Investment Officer.

(6)	Includes a tax gross-up bonus approved by the compensation committee.

Equity Incentive Plan

Our Board of Directors and sole stockholder approved Triangle’s 2007 Equity Incentive Plan, or the Original Plan, effective February 13, 2007, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. During our fiscal year ended December 31, 2007, no equity incentive awards were granted under the Original Plan, in part due to certain 1940 Act restrictions which disallow the issuance of certain types of compensation to a business development company’s non-employee directors and employees without having first obtained exemptive relief. In 2007, we filed a request with the Securities and Exchange Commission, or the SEC, for such exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On March 18, 2008 we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Amended and Restated Plan and as otherwise set forth in the exemptive order. In 2008, our Board approved, and the stockholders voted to approve, the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan. During our fiscal year ended December 31, 2008, we granted restricted share awards to our officers, directors and key employees in accordance with the Amended and Restated Plan.

The following is a summary of the material features of the Amended and Restated Plan. It may not contain all of the information important to you. The Amended and Restated Plan includes provisions allowing the issuance of restricted stock to all key employees and directors. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. The Amended and Restated Plan will also allow us to issue options to our key employees in the future should our Board and compensation committee choose to do so.

Under the Amended and Restated Plan, up to 900,000 shares of our common stock are authorized for issuance. Participants in the Amended and Restated Plan who are employees may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board. Participants who are non-employee directors may receive awards of restricted stock in accordance with certain parameters as discussed below. The basis of such participation is to provide incentives to our employees and directors in order to attract and retain the services of qualified professionals.

Options granted under the Amended and Restated Plan entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board. The exercise period of each stock option awarded will expire on a date determined by the Board, such date to be specified in the stock option award agreement; however, the Plan also states that no stock option award will be exercisable after the expiration of ten years from the date such stock option was granted.

The Amended and Restated Plan permits the issuance of restricted stock to employees and directors consistent with such terms and conditions as the Board shall deem appropriate, subject to the limitations set forth in the plan. With respect to awards issued to our employees, the Board will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

The Amended and Restated Plan provides that our non-employee directors each receive an automatic grant of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions lapse one year from the grant date. The number of shares granted to each non-employee director in 2008 was the equivalent of $30,000 worth of shares, taken at the market value at the close of the Nasdaq Global Market on the date of grant, which historically has been the date of our annual stockholders meeting. Going forward in 2009 and beyond, the grants of restricted stock to non-employee directors under the Amended and Restated Plan will be automatic (that is, the grants will equal $30,000 worth of restricted stock each year), and the terms thereunder will not be changed without SEC approval. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

Our Board of Directors has delegated administration of the Amended and Restated Plan to its compensation committee, currently comprised solely of three (3) independent directors who are independent pursuant to the listing requirements of the Nasdaq Global Market. Our Board may abolish such committee at any time and revest in our Board the administration of the Amended and Restated Plan. Our Board administers the Amended and Restated Plan in a manner that is consistent with the applicable requirements of the Nasdaq Global Market and the exemptive order.

The following tables and discussions thereunder provide information regarding the Amended and Restated Plan generally and the restricted stock awards granted to our executive officers in 2008:

Securities Authorized for Issuance Under Amended and Restated Plan

	Number of Securities	Weighted-Average	Number of Securities
	to be Issued upon	Exercise Price of	Remaining Available
	Exercise of Outstanding	Outstanding	for Future Issuance
	Options, Warrants	Options, Warrants	Under Amended and
Plan Category	and Rights	and Rights	Restated Plan

Equity Compensation Plans Approved by Security Holders(1)	—	—	656,200	(2)
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	—	—	656,200

(1)	The Amended and Restated Plan is the only equity compensation plan currently utilized by the Company.

(2)	The Amended and Restated Plan has an aggregate of 900,000 shares of common stock reserved for issuance.

2008 Grants of Plan-Based Awards

		Stock Awards:		Grant Date
		Number of		Fair Value
Name	Grant Date	Shares of Stock		of Stock

Garland S. Tucker, III	May 7, 2008	22,054	(1)	$245,020
Brent P. W. Burgess	May 7, 2008	19,973	(1)	$221,900
Steven C. Lilly	May 7, 2008	19,973	(1)	$221,900

(1)	Consists of restricted stock which vests ratably over four years from the date of grant.

On May 7, 2008, the Board of Directors, upon recommendation of our compensation committee, approved grants of restricted stock awards to the Company’s non-employee directors and executive officers as set forth above. All of these restricted shares of stock were valued at $11.11, the closing price of our common stock on the Nasdaq Global Market on May 7, 2008, the grant date. The restricted share awards granted to the executive officers vest ratably over four years from this grant date.

None of these shares of restricted stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of prior to the their vesting date, and, except as otherwise determined by our board or compensation committee at or after the grant of each executive officer’s award of restricted stock, any of the shares which have not fully vested will be forfeited, and all rights of the executive officer to such shares shall terminate, without further obligation on the part of Triangle, unless the executive officer remains employed with us for the entire vesting period relating to the restricted stock.

In addition, in accordance with the Amended and Restated Plan and each individual award agreement, any share of the Company’s stock distributed with respect to the restricted stock reflected in the table above is subject to the same ratable vesting restrictions, terms and conditions as the restricted stock awarded to each executive officer.

For additional information regarding the restricted stock awards granted to each of our executive officers, please refer to “Compensation Discussion and Analysis.”

2008 Outstanding Equity Awards at Fiscal Year-End

				Equity Incentive
			Equity Incentive	Plan Awards: Market
	Number of	Market Value of	Plan Awards: Number	or Payout Value of
	Shares of Stock	Shares of Stock	of Unearned Shares	Unearned Shares
	That Have Not	That Have Not	That Have Not	That Have Not
Name	Vested(1)	Vested(2)	Vested	Vested(2)

Garland S. Tucker, III	22,054	$224,730	22,054	$224,730
Brent P. W. Burgess	19,973	$203,525	19,973	$203,525
Steven C. Lilly	19,973	$203,525	19,973	$203,525

(1)	One-fourth of the shares listed will vest on May 6 of each year until May 6, 2012, at which time all shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(2)	The values of the unvested common stock listed are based on a $10.19 closing price of our common stock as reported on the Nasdaq Global Market on December 31, 2008.

Employment Agreements

Upon consummation of our IPO, we entered into employment agreements with Messrs. Tucker, Burgess, and Lilly that provide for a two year term. The initial base salaries under the employment agreements for Messrs. Tucker, Burgess, and Lilly were $265,000, $240,000, and $240,000, respectively.

In addition, in 2008, each executive officer was eligible to receive an annual bonus of up to a maximum of 100% of the executive officer’s 2008 base salary for achieving certain performance objectives. Our compensation committee established such performance objectives, as well as the bonus awarded to each executive officer, the details of which are discussed in the Compensation Discussion and Analysis section above.

After recent consideration, our board of directors and compensation committee determined that it would be in the best interests of the Company and our stockholders if these employment agreements were not renewed for additional one-year terms. Accordingly, on February 20, 2009, each executive officer affirmatively waived his non-renewal notice rights set forth in his employment agreement, and the Company formally acknowledged such waivers.

Effective February 21, 2009, none of the executive officers is employed by us pursuant to an employment agreement. Rather, each executive officer is currently employed by us on an at-will basis. Each executive officer will continue to be paid his respective salary set forth in his previously effective employment agreement (as described herein) and is eligible to receive cash bonuses and equity incentives in the discretion of our board of directors and compensation committee.

For additional information regarding the total compensation for each of our executive officers, please refer to our Compensation Discussion and Analysis section above.

Potential Payments upon Termination or Change in Control

Under their respective employment agreements (which, as explained above in the section entitled “Employment Agreements”, are no longer in effect as of February 21, 2009), each NEO was entitled to certain payments upon termination of employment or in the event of a change in control. The following table sets forth those potential payments with respect to each NEO in 2008. In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable:

•	change in control event would have occurred, and the date of termination was December 31, 2008;

•	the annual salary at the time of termination would have been as follows: Garland S. Tucker, III, $265,000; Brent P.W. Burgess, $240,000; and Steven C. Lilly $240,000;

•	there would have been no unpaid bonus for the prior year;

•	there would have been no accrued and unpaid salary; and

•	there would have been no unpaid reimbursement for expenses incurred prior to the date of termination.

2008 Potential Payments Upon Termination or Change in Control

			Within Two
			Years
		Outside of	After			Thirteenth
		Two Years	Change in			Month After
		After	Control;			Change in
		Change	Termination			Control;
		in Control;	w/o Cause or			Termination
		Termination	for Good			w/o Good
Name	Benefit	w/o Cause(3)	Reason(4)	Death	Disability	Reason(5)

Garland S. Tucker, III	Severance Pay(1)	$530,000	$795,000	$530,000	$530,000	$795,000
	Bonus	$530,000	$795,000	$530,000	$530,000	$795,000
	Compensation(2)
Brent P. W. Burgess	Severance Pay(1)	$480,000	$720,000	$480,000	$480,000	$720,000
	Bonus	$480,000	$720,000	$480,000	$480,000	$720,000
	Compensation(2)
Steven C. Lilly	Severance Pay(1)	$480,000	$720,000	$480,000	$480,000	$720,000
	Bonus	$480,000	$720,000	$480,000	$480,000	$720,000
	Compensation(2)

(1)	Severance pay would have included an NEO’s annual salary and applicable multiple thereof paid monthly beginning at the time of termination, plus the employee’s benefits in the form of medical, health or other employee welfare benefit plan adopted by us.

(2)	Bonus compensation would at most have been equal to 100% of an employee’s annual salary, multiplied by the number of years in which the employee would have been eligible to receive severance pay as defined above.

(3)	Change in control was defined in each employee’s employment agreement.

(4)	Good Reason was defined in each employee’s employment agreement.

(5)	The intent of this particular provision in each of our 2008 executive officers’ employment agreements was to allow the executive officer the opportunity to evaluate his position with the Company one year after a change in control had occurred, in order to determine whether at that time it would have been in the best interests of the Company and the executive officer for the executive officer to continue serving in his then current position.

Under specified covered transactions involving a change in control, if an NEO had terminated his employment with us within two (2) years following such change in control, or if we had terminated or given the NEO notice of non-renewal of the NEO’s employment within the two years commencing with a change in control, he would have received a severance package beginning on the date of termination. The severance package would have included monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company would have continued to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package would have continued to be in effect for thirty-six months.

In addition, a separate severance package existed in the event the NEO’s employment had been terminated as a result of death or disability, or in the event that the Company had terminated the NEO’s employment outside of the two-year period after a specified covered transaction involving a change in control. The same severance package referenced in the immediately preceding paragraph would have been provided to the NEO, except that the severance package would have only continued to be in effect for twenty-four months.

Each NEO’s employment agreement also included a right to allow the executive officer the opportunity to evaluate his position with the Company for a one-month period beginning at the end of one year after a change in control had occurred, in order to determine whether at that time it would have been in the best interests of the Company and the NEO for the NEO to continue serving in his then current position. If the NEO had been dissatisfied with his responsibilities under the management after the change in control had occurred, he could have terminated his employment with the Company without good reason and still would have received a severance package. The severance package would have included monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company would have continued to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package would have continued to be in effect for thirty-six months.

Finally, if we had failed to renew any NEO’s employment agreement outside of the two-year period after a specified covered transaction involving a change in control (thereby terminating such NEO’s employment with us), any severance payment or benefit would have been payable at the absolute discretion of the Board.

In addition to severance compensation, each NEO’s employment agreement provided noncompetition, nonsolicitation, non-interference and confidentiality covenants in the event an NEO’s employment had been terminated. Under the applicable employment agreements, for a period of two years after an NEO’s employment with Triangle terminated for any reason whatsoever, the NEO would have been prohibited from competing with our Company, soliciting our employees and interfering with our business relationships. Further, each executive officer was required to keep confidential, whether during or after employment, all of our Company’s “confidential information”, as such term was defined in each employment agreement.

After recent consideration, our board of directors and compensation committee determined that it would be in the best interests of the Company and our stockholders if these employment agreements were not renewed for additional one-year terms; however, we had not given any of our executive officers the requisite three-month notice in accordance with the terms of their employment agreements. To that end, Messrs. Tucker, Burgess and Lilly were in agreement with us that non-renewal of their employment agreements is desirable, and accordingly, on February 20, 2009, each executive officer affirmatively waived his non-renewal notice rights set forth in his employment agreement, and we formally acknowledged such waivers.

Effective February 21, 2009, none of the executive officers is employed by us pursuant to an employment agreement. Rather, each executive officer is currently employed by us on an at-will basis. Each executive officer will continue to be paid his respective salary set forth in his previously effective employment agreement (as described above) and is eligible to receive cash bonuses and equity incentives in the discretion of our board of directors and compensation committee.

401(k) Plan

In 2008, we maintained a 401(k) plan in which all full-time employees who were at least 21 years of age were eligible to participate. Only full-time employees who are at least 21 years of age and have 90 days of service are eligible to participate and receive certain employer contributions. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to $15,500 for the plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the plan year are eligible to defer up to an additional $5,000 for the plan year.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Effective concurrently with the closing of our initial public offering, Triangle Mezzanine LLC, the general partner of Triangle Mezzanine Fund LLLP, merged into a wholly owned subsidiary of Triangle Capital Corporation. A substantial majority of the ownership interests of Triangle Mezzanine LLC were owned by certain of our executive officers (Garland S. Tucker, III, Brent P.W. Burgess, Steven C. Lilly, Tarlton H. Long and David F. Parker). As a result of such merger, Messrs. Tucker, Burgess, Lilly, Long and Parker collectively received shares of our common stock valued at approximately $6.7 million.

Prior to the closing of our IPO, certain employees (Messrs. Tucker, Long and Parker) collectively owned approximately 67% of Triangle Capital Partners, LLC, an entity which provided management and advisory services to Triangle Mezzanine Fund LLLP pursuant to a management services agreement dated as of February 3, 2003. Under the terms of that management services agreement, Triangle Capital Partners, LLC received $0.2 million in management fees from Triangle Mezzanine Fund LLLP during the fiscal year ended December 31, 2007. This agreement was terminated upon the closing of our initial public offering.

For additional information regarding the amount of common stock owned by members of management, see “Control Persons and Principal Stockholders” below.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 7, 2009, by each of our executive officers and independent directors and all of our directors and executive officers as a group. As of April 7, 2009, we are not aware of any 5% beneficial owners of our common stock, nor are we aware of any person who controls us, “control” being defined as the beneficial ownership of more than 25% of our common stock.

Beneficial ownership has been determined in accordance with rule 13d-3 of the Exchange Act. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 7, 2009. Percentage of beneficial ownership is based on 7,047,663 shares of common stock outstanding as of April 7, 2009. The business address of each person below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

				Dollar Range of
	Number of			Equity
	Shares			Securities
	Beneficially		Percentage	Beneficially Owned by
Name of Beneficial Owner	Owned		of Class	Directors(1)

Executive Officers:
Garland S. Tucker, III	172,300	(2)	2.4%	over $	100,000
Brent P. W. Burgess	159,390	(3)	2.3%	over $	100,000
Steven C. Lilly	136,375	(4)	1.9%	over $	100,000
Independent Directors:
W. McComb Dunwoody	154,143	(5)	2.2%	over $	100,000
Benjamin S. Goldstein	10,219	(5)	*	over $	100,000
Simon B. Rich, Jr.	24,063	(5)	*	over $	100,000
Sherwood H. Smith, Jr.	48,879	(5)	*	over $	100,000

All Directors and Officers as a Group	705,369		10.0%	over $	100,000

*	Less than 1.0%

(1)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000. The dollar ranges are based on the price of our common stock on April 7, 2009.

(2)	Includes 51,236 shares of restricted stock that vest ratably over four years.

(3)	Includes 43,609 shares of restricted stock that vest ratably over four years.

(4)	Includes 41,064 shares of restricted stock that vest ratably over four years.

(5)	Includes 3,064 shares of restricted stock that become fully vested on May 7, 2009.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our annual meeting of stockholders held on May 7, 2008, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value (NAV) per share during the one year period following such approval. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

We will not sell shares under a prospectus supplement to the post-effective amendment to the registration statement of which this prospectus forms a part (the “current amendment”) if the cumulative dilution to the Company’s NAV per share from offerings under the current amendment exceeds 15%. This would be measured separately for each offering pursuant to the current amendment by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV at the time of the first offering is $15.00 and we have 30 million shares outstanding, sale of 6 million shares at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our NAV per share increased to $15.75 on the then 36 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering;

•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below Net Asset Value or “NAV” per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV).

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 20% Discount
	Prior to Sale	Following		Following		Following
	Below NAV	Sale	% Change	Sale	% Change	Sale	% Change

Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 20% Discount
	Prior to Sale	Following		Following		Following
	Below NAV	Sale	% Change	Sale	% Change	Sale	% Change

Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.

The following table illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		50% Participation		150% Participation
	Prior to Sale	Following		Following
	Below NAV	Sale	% Change	Sale	% Change

Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share on Shares Held Prior to Sale)	$100,000	$108,421	—	$125,263	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	—	$9.64	—
Dilution/ Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder A (Dilution/ Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 20% Discount
	Prior to Sale	Following		Following		Following
	Below NAV	Sale	% Change	Sale	% Change	Sale	% Change

Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	—	500	—	1,000	—	2,000	—
Percentage Held by Investor A	—	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total NAV Held by Investor A	—	$4,988	—	$9,909	—	$19,333	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,474	—	$16,842	—
Total Dilution/ Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—
Per Share Amounts
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—
Dilution/ Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution/ Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action will be required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying The Bank of New York Mellon, the “Plan Administrator” and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the payment date fixed by the Board of Directors, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. If we use newly issued shares to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If we purchase shares in the open market to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the average price per share for all shares purchased by the Plan Administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at https://www.bnymellon.com/shareowner/isd, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8015, or by calling the plan administrator at (866) 228-7201.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8015.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.001 per share, of which 6,917,363 shares were outstanding as of December 31, 2008. Under our articles of incorporation, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our articles of incorporation provide that the board of directors, without any action by our stockholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below, and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of our company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our articles of incorporation authorize our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Long-Term Debt

Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of December 31, 2008, we (through Triangle SBIC) had issued $115.1 million of SBA guaranteed debentures, which had an annual weighted-average interest rate of approximately 5.8%. With $65.3 million of regulatory capital as of December 31, 2008, we have the current capacity to issue up to a total of $130.6 million of SBA guaranteed debentures.

Outstanding Securities

Set forth below are our outstanding classes of securities as of December 31, 2008.

		Amount held by
	Amount	Company	Amount
Title of Class	Authorized	or for its Account	Outstanding

Common Stock	150,000,000	—	6,917,363
SBA-Guaranteed Debentures	$130,600,000 (1)	—	$115,110,000

(1)	Based on $65.3 million of regulatory capital as of December 31, 2008. For more information regarding our limitations as to SBA guaranteed debenture issuances, see “Regulation — Small Business Administration Regulation” below.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our articles of incorporation authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have purchased directors’ and officers’ insurance policies covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of The Maryland General Corporation Law and Articles of Incorporation And Bylaws

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Director Terms; Election of Directors

Our articles of incorporation provide that the term of each director is one year unless and until the board of directors, acting by authority provided under Section 3-802 of the Maryland General Corporation Law, establishes staggered terms in the manner provided in Section 3-803 of the Maryland General Corporation Law. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our articles of incorporation and bylaws, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our articles of incorporation provide that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our articles of incorporation provide that a director may be removed only for cause, as defined in the articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our articles of incorporation permit only with respect to actions recommended by the board of directors). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provide for approval of amendments to our articles of incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our articles of incorporation also provide that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our articles of incorporation as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our articles of incorporation and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights, unless the board of directors, upon the affirmative vote of a majority of the board of directors, shall determine that such rights apply, with respect to all or any class or series of stock, to one or more transactions occurring after the date of determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Control Share Acquisitions

The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation. Moreover, it does not apply to a corporation, such as us, registered under the 1940 Act as a closed-end investment company unless the board of directors adopts a resolution that the corporation will be subject to the Control Share Act. Our board of directors has not adopted and does not presently intend to adopt, such a resolution.

Business Combinations

Under the Maryland Business Combination Act, or the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Moreover, it does not apply to a corporation, such as us, registered under the 1940 Act as a closed-end investment company unless the board of directors adopts a resolution that the corporation will be subject to the Business Combination Act. Our Board of directors has not adopted and does not presently intend to adopt such a resolution.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

•	A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company

As a BDC, we elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders (other than any built-in gain recognized between January 1, 2007 and December 31, 2007). We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.0% of our capital gain net income for each calendar year and (3) any income recognized, but not distributed, in preceding years. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90.0% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and

•	no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15.0%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

In any fiscal year, we may elect to make distributions to our stockholders in excess of our taxable earnings for that fiscal year. As a result, a portion of those distributions may be deemed a return of capital to our stockholders.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), recognized prior to January 1, 2011, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28.0% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning after December 31, 2004 and before January 1, 2008, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we are unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders.

Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15.0% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

We, and Triangle SBIC, have elected to be treated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy, or (ii) 50.0% of our voting securities.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250.0 million;

(ii) is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

(iii) is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our management team will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a regulated investment company, we will continue to need additional capital to finance our growth and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics and Corporate Governance Guidelines

We have adopted a code of ethics and corporate governance guidelines covering ethics and business conduct. These documents apply to our directors, officers and employees. Our code of ethics and corporate governance guidelines are available on the Investor Relations section of our website at the following URL: http://ir.tcap.com/governance.cfm. We will report any amendments to or waivers of a required provision of our code of ethics and corporate governance guidelines on our website or in a Current Report on Form 8-K.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the investment professionals who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may, without charge, obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

Small Business Administration Regulations

Triangle SBIC, our wholly-owned subsidiary, is licensed by the Small Business Administration to operate as a Small Business Investment Company under Section 301(c) of the Small Business Investment Act of 1958. Triangle SBIC initially obtained its SBIC license on September 11, 2003.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Triangle SBIC has typically invested in senior and subordinated debt, acquired warrants and/or made equity investments in qualifying small businesses.

Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18.0 million and have average annual net income after Federal income taxes not exceeding $6.0 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 20.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6.0 million and have average annual net income after Federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company’s initial public offering.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than 20.0% of the SBIC’s regulatory capital in any one portfolio company.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately-raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of December 31, 2008, we had issued $115.1 million of SBA guaranteed debentures, which had an annual weighted-average interest rate of 5.8%. The calculation of the weighted-average interest rate includes the interim rates charged on SBA guaranteed debentures which have not yet been pooled. SBA regulations currently limit the dollar amount of outstanding SBA guaranteed debentures that may be issued by any one SBIC (or group of SBICs under common control) to $150 million (which amount is subject to increase on an annual basis based on cost of living increases).

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, beginning with our fiscal year ending December 31, 2007, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and beginning with our fiscal year ending December 31, 2009, such report must be audited by our independent registered public accounting firm.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take all actions necessary to ensure that we are in compliance therewith.

The Nasdaq Global Market Corporate Governance Regulations

The Nasdaq Global Market has adopted corporate governance regulations that listed companies must comply with. We believe we are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION

We may sell our common stock through underwriters or dealers, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our common stock will also be named in the applicable prospectus supplement.

The distribution of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except that we may sell shares of our common stock at a price below net asset value per share if a majority of the number of beneficial holders of our stock have approved such a sale or if the following conditions are met: (i) holders of a majority of our stock and a majority of our stock not held by affiliated persons have approved issuance at less than net asset value per share during the one year period prior to such sale; (ii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us have determined that such sale would be in our best interest and in the best interests of our stockholders; and (iii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

On May 7, 2008, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending May 6, 2009. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so.

In connection with the sale of our common stock, underwriters or agents may receive compensation from us or from purchasers of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Market, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our common stock may not be sold unless it has been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10.0% for the sale of any securities being registered, including 0.5% for due diligence.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: U.S. Bank National Association, Attn: Institutional Trust & Custody, 214 North Tryon Street; 27th floor, Charlotte, NC 28202. The Bank of New York Mellon acts as our transfer agent, dividend paying agent and registrar. The principal business address of our transfer agent is BNY Mellon, Shareowner Services, PO Box 358035, Pittsburgh, PA, 15252-8035, telephone number: (866) 228-7201.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our management team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the years ended December 31, 2007 or 2008.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Memphis, Tennessee. Venable LLP, Baltimore, Maryland, will pass upon the legality of the common stock offered by us and certain other matters of Maryland law. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, an independent registered public accounting firm whose address is 4130 ParkLake Avenue, Suite 500, Raleigh, NC 27612, has audited our financial statements and financial highlights at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, as set forth in their report. We have included our financial statements and financial highlights in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the common stock offered by this prospectus. The registration statement contains additional information about us and the common stock being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INDEX TO AUDITED FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm	F-1
Consolidated Balance Sheets as of December 31, 2008 and 2007	F-2
Consolidated Statements of Operations for the years ended December 31, 2008 and 2007 and Combined Statement of Operations for the year ended December 31, 2006	F-3
Consolidated Statements of Changes in Net Assets for the year ended December 31, 2008 and 2007 and Combined Statement of Changes in Net Assets for the year ended December 31, 2006	F-4
Consolidated Statements of Cash Flows for the years ended December 31, 2008 and 2007 and Combined Statement of Cash Flows for the year ended December 31, 2006	F-5
Consolidated Schedule of Investments as of December 31, 2008	F-6
Consolidated Schedule of Investments as of December 31, 2007	F-11
Notes to Financial Statements	F-15

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Triangle Capital Corporation

We have audited the accompanying consolidated balance sheets of Triangle Capital Corporation (the Company), including the schedules of investments, as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in net assets, and cash flows for the years then ended, and the consolidated financial highlights for the years then ended. We have also audited the accompanying combined statements of operations, changes in net assets, and cash flows of Triangle Capital Corporation for the year ended December 31, 2006 and the combined financial highlights for each of the three years in the period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated and combined financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 and 2007 by correspondence with the portfolio companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Triangle Capital Corporation at December 31, 2008 and 2007, the consolidated results of its operations, changes in net assets, and its cash flows for the years then ended, the financial highlights for the years then ended, and the combined results of operations, changes in net assets, and cash flows of Triangle Capital Corporation for the year ended December 31, 2006, and the combined financial highlights for the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Raleigh, North Carolina
February 24, 2009

Triangle Capital Corporation

Consolidated Balance Sheets

	December 31,
	2008	2007
ASSETS
Investments at fair value:
Non-Control / Non-Affiliate investments (cost of $138,413,589 and $66,129,119 at December 31, 2008 and 2007, respectively)	$135,712,877	$68,388,014
Affiliate investments (cost of $30,484,491 and $24,023,264 at December 31, 2008 and 2007, respectively)	33,894,556	24,576,462
Control investments (cost of $11,253,458 and $15,727,418 at December 31, 2008 and 2007, respectively)	12,497,858	20,071,764

Total investments at fair value	182,105,291	113,036,240
Cash and cash equivalents	27,193,287	21,787,750
Interest and fees receivable	679,828	305,159
Prepaid expenses and other current assets	95,325	47,477
Deferred financing fees	3,545,410	999,159
Property and equipment, net	48,020	34,166

Total assets	$213,667,161	$136,209,951

LIABILITIES AND NET ASSETS
Accounts payable and accrued liabilities	$1,608,909	$1,144,222
Interest payable	1,881,761	698,735
Dividends payable	2,766,945	2,041,159
Taxes payable	30,436	52,598
Deferred revenue	—	30,625
Deferred income taxes	843,947	1,760,259
SBA guaranteed debentures payable	115,110,000	37,010,000

Total liabilities	122,241,998	42,737,598
Net assets:
Common stock, $0.001 par value per share (150,000,000 shares authorized, 6,917,363 and 6,803,863 shares issued and outstanding as of December 31, 2008 and 2007, respectively)	6,917	6,804
Additional paid-in-capital	87,836,786	86,949,189
Investment income in excess of distributions	2,115,157	1,738,797
Accumulated realized gains (losses) on investments	356,495	(618,620)
Net unrealized appreciation of investments	1,109,808	5,396,183

Total net assets	91,425,163	93,472,353

Total liabilities and net assets	$213,667,161	$136,209,951

Net asset value per share	$13.22	$13.74

See accompanying notes.

Triangle Capital Corporation

Statements of Operations

	Years Ended December 31,
	2008	2007	2006
	(Consolidated)	(Consolidated)	(Combined)

Investment income:
Loan interest, fee and dividend income:
Non-Control / Non-Affiliate investments	$12,381,411	$6,258,670	$4,488,831
Affiliate investments	3,478,644	1,808,664	638,318
Control investments	1,434,687	1,323,876	293,532

Total loan interest, fee and dividend income	17,294,742	9,391,210	5,420,681
Paid-in-kind interest income:
Non-Control / Non-Affiliate investments	2,657,281	871,184	815,408
Affiliate investments	665,817	225,622	40,208
Control investments	438,688	424,308	166,690

Total paid-in-kind interest income	3,761,786	1,521,114	1,022,306
Interest income from cash and cash equivalent investments	302,970	1,823,519	279,817

Total investment income	21,359,498	12,735,843	6,722,804

Expenses:
Interest expense	4,227,851	2,073,311	1,833,458
Amortization of deferred financing fees	255,273	112,660	99,920
Management fees	—	232,423	1,589,070
General and administrative expenses	6,254,096	3,894,240	115,040

Total expenses	10,737,220	6,312,634	3,637,488

Net investment income	10,622,278	6,423,209	3,085,316
Net realized gain (loss) on investments — Non-Control / Non-Affiliate	(1,393,139)	(759,634)	6,026,948
Net realized gain on investment — Affiliate	—	141,014	—
Net realized gain on investment — Control	2,828,747	—	—
Net unrealized appreciation (depreciation) of investments	(4,286,375)	3,061,107	(414,924)

Total net gain (loss) on investments before income taxes	(2,850,767)	2,442,487	5,612,024
Provision for taxes	133,010	52,598	—

Net increase in net assets resulting from operations	$7,638,501	$8,813,098	$8,697,340

Net investment income per share — basic and diluted	$1.54	$0.95	N/A

Net increase in net assets resulting from operations per share — basic and diluted	$1.11	$1.31	N/A

Dividends declared per common share	$1.44	$0.98	N/A

Weighted average number of shares outstanding — basic and diluted	6,877,669	6,728,733	N/A

Allocation of net increase (decrease) in net assets resulting from operations to:
General partner	N/A	N/A	$1,739,386
Limited partners	N/A	N/A	$6,957,954

See accompanying notes.

Triangle Capital Corporation

Statements of Changes in Net Assets

							Investment	Accumulated	Net
			Capital				Income	Realized	Unrealized
	General	Limited	Contribution	Common Stock		Additional	in Excess of	Gains	Appreciation	Total
	Partner’s	Partners’	Commitment	Number	Par	Paid In	(Less Than)	(Losses) on	(Depreciation) of	Net
	Capital	Capital	Receivable	of Shares	Value	Capital	Distributions	Investments	Investments	Assets

Balance, January 1, 2006	$100	$21,250,000	$(10,625,000)	—	$—	$—	$1,489,447	$(3,500,000)	$2,750,000	$11,364,547
Partners’ capital contributions	—	—	10,625,000	—	—	—	—	—	—	10,625,000
Net investment income	—	—	—	—	—	—	3,085,316	—	—	3,085,316
Realized gains on investments	—	—	—	—	—	—	—	6,026,948	—	6,026,948
Net unrealized losses on investments	—	—	—	—	—	—	—	—	(414,924)	(414,924)
Distributions to partners	—	—	—	—	—	—	(3,004,628)	(2,526,948)	—	(5,531,576)
Issuance of common stock	—	—	—	100	—	1,500	—	—	—	1,500

Balance, December 31, 2006	$100	$21,250,000	$—	100	$—	$1,500	$1,570,135	$—	$2,335,076	$25,156,811
Public offering of common stock	—	—	—	4,770,000	4,770	64,723,267	—	—	—	64,728,037
Formation transactions	(100)	(21,250,000)	—	1,916,660	1,917	21,248,183	—	—	—	—
Net investment income	—	—	—	—	—	—	6,423,209	—	—	6,423,209
Realized gain (loss) on investments	—	—	—	—	—	—	—	(618,620)	1,111,306	492,686
Net unrealized gains on investments	—	—	—	—	—	—	—	—	1,949,801	1,949,801
Provision for income taxes	—	—	—	—	—	—	(52,598)	—	—	(52,598)
Return of capital and other tax related adjustments	—	—	—	—	—	(649,856)	649,856	—	—	—
Dividends declared	—	—	—	117,103	117	1,626,095	(6,631,758)	—	—	(5,005,546)
Tax distribution to partners	—	—	—	—	—	—	(220,047)	—	—	(220,047)

Balance, December 31, 2007	$—	$—	$—	6,803,863	$6,804	$86,949,189	$1,738,797	$(618,620)	$5,396,183	$93,472,353
Net investment income	—	—	—	—	—	—	10,622,278	—	—	10,622,278
Stock-based compensation	—	—	—	—	—	275,311	—	—	—	275,311
Realized gain (loss) on investments	—	—	—	—	—	—	—	1,435,608	(1,269,437)	166,171
Net unrealized losses on investments	—	—	—	—	—	—	—	—	(3,016,938)	(3,016,938)
Provision for taxes	—	—	—	—	—	—	(133,010)	—	—	(133,010)
Return of capital and other tax related adjustments	—	—	—	—	—	612,399	(151,906)	(460,493)	—	—
Dividends declared	—	—	—	—	—	—	(9,961,002)	—	—	(9,961,002)
Issuance of restricted stock	—	—	—	113,500	113	(113)	—	—	—	—

Balance, December 31, 2008	$—	$—	$—	6,917,363	$6,917	$87,836,786	$2,115,157	$356,495	$1,109,808	$91,425,163

See accompanying notes.

Triangle Capital Corporation

Statements of Cash Flows

	Years Ended December 31,
	2008	2007	2006
	(Consolidated)	(Consolidated)	(Combined)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$7,638,501	$8,813,098	$8,697,340
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of portfolio investments	(93,054,022)	(64,159,172)	(21,458,478)
Repayments received/sales of portfolio investments	20,968,397	10,470,803	9,965,446
Loan origination and other fees received	1,686,996	1,272,002	607,794
Net realized (gain) loss on investments	(1,435,608)	618,620	(6,026,948)
Net unrealized (appreciation) depreciation on investments	3,516,855	(4,821,366)	414,923
Deferred income taxes	769,519	1,760,259	—
Paid - in - kind interest accrued, net of payments received	(1,783,288)	(1,280,950)	(578,724)
Amortization of deferred financing fees	255,273	112,660	99,920
Recognition of loan origination and other fees	(515,289)	(677,615)	(435,492)
Accretion of loan discounts	(169,548)	(205,725)	(169,036)
Depreciation	16,681	7,814	—
Stock-based compensation	275,311	—	—
Changes in operating assets and liabilities:
Interest and fees receivable	(374,669)	(170,340)	(85,236)
Prepaid expenses and other current assets	(47,848)	(47,477)	—
Accounts payable and accrued liabilities	464,687	349,239	781,757
Interest payable	1,183,026	92,439	40,228
Taxes payable	(22,162)	52,598	—
Payable to Triangle Capital Partners, LLC	—	(30,000)	30,000

Net cash used in operating activities	(60,627,188)	(47,843,113)	(8,116,506)

Cash flows from investing activities:
Purchases of property and equipment	(30,535)	(41,980)	—

Net cash used in investing activities	(30,535)	(41,980)	—

Cash flows from financing activities:
Borrowings under SBA guaranteed debentures payable	78,100,000	5,210,000	—
Financing fees paid	(2,801,524)	(126,342)	—
Issuance of common stock	—	—	1,500
Proceeds from initial public offering, net of expenses	—	64,728,037	—
Change in deferred offering costs	—	1,020,646	(1,020,646)
Partners’ capital contributions	—	—	10,625,000
Cash dividends paid	(9,235,216)	(2,964,387)	—
Distribution to partners	—	(751,613)	(5,000,010)

Net cash provided by financing activities	66,063,260	67,116,341	4,605,844

Net increase (decrease) in cash and cash equivalents	5,405,537	19,231,248	(3,510,662)
Cash and cash equivalents, beginning of year	21,787,750	2,556,502	6,067,164

Cash and cash equivalents, end of year	$27,193,287	$21,787,750	$2,556,502

Supplemental Disclosure of cash flow information:
Cash paid for interest	$3,044,825	$1,980,872	$1,793,230

Summary of non-cash financing transactions:
Dividends declared but not paid	$2,766,945	$2,041,159	$—
Accrued distribution to partners	$—	$—	$531,566

See accompanying notes.

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments
December 31, 2008

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Non - Control / Non - Affiliate Investments:
Ambient Air Corporation (“AAC”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (6%)*	Specialty Trade Contractors	Subordinated Note-AAC (14%, Due 03/11)	$3,182,231	$3,074,633	$3,074,633
		Subordinated Note-AAC (18%, Due 03/11)	1,917,045	1,888,343	1,888,343
		Common Stock-PHM (126,634 shares)		126,634	126,634
		Common Stock Warrants-AAC (455 shares)		142,361	600,100

			5,099,276	5,231,971	5,689,710
American De-Rosa Lamparts, LLC and Hallmark Lighting (8%)*	Wholesale and Distribution	Subordinated Note (15.25%, Due 10/13)	8,208,166	8,064,571	6,894,500

			8,208,166	8,064,571	6,894,500
American Direct Marketing Resources, LLC (4%)*	Direct Marketing Services	Subordinated Note (15%, Due 03/15)	4,035,038	3,957,113	3,957,113

			4,035,038	3,957,113	3,957,113
APO Newco, LLC (3%)*	Commercial and Consumer	Subordinated Note (14%, Due 03/13)	1,993,336	1,907,664	1,907,664
	Marketing Products	Unit purchase warrant (87,302 Class C units)		25,200	1,033,400

			1,993,336	1,932,864	2,941,064
ARC Industries, LLC (3%)*	Remediation Services	Subordinated Note (19%, Due 11/10)	2,528,587	2,508,276	2,508,276

			2,528,587	2,508,276	2,508,276
Art Headquarters, LLC (3%)*	Retail, Wholesale and Distribution	Subordinated Note (14%, Due 01/10)	2,333,488	2,309,951	2,309,951
		Membership unit warrants (15% of units (150 units))		40,800	—

			2,333,488	2,350,751	2,309,951
Assurance Operations Corporation (4%)*	Auto Components / Metal Fabrication	Subordinated Note (17%, Due 03/12)	4,026,884	3,985,742	3,261,800
		Common Stock (57 shares)		257,143	—

			4,026,884	4,242,885	3,261,800
CV Holdings, LLC (12%)*	Specialty Healthcare Products	Subordinated Note (16%, Due 09/13)	10,776,412	9,780,508	9,780,508
	Manufacturer	Royalty rights		874,400	874,400

			10,776,412	10,654,908	10,654,908
Cyrus Networks, LLC (8%)*	Data Center Services Provider	Senior Note (6%, Due 07/13)	5,539,867	5,524,881	5,524,881
		2nd Lien Note (9%, Due 01/14)	1,196,809	1,196,809	1,196,809
		Revolving Line of Credit (6)%	253,144	253,144	253,144

			6,989,820	6,974,834	6,974,834

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

DataPath, Inc. (0%)*	Satellite Communication Manufacturer	Common Stock (210,263 shares)	$	$101,500	$—

				101,500	—
Electronic Systems Protection, Inc. (5%)*	Power Protection Systems	Subordinated Note (14%, Due 12/15)	3,059,267	3,032,533	3,032,533
	Manufacturing	Senior Note (6%, Due 01/14)	930,635	930,635	930,635
		Common Stock (500 shares)		285,000	285,000

			3,989,902	4,248,168	4,248,168
Energy Hardware Holdings, LLC (0%)*	Machined Parts Distribution	Voting Units (4,833 units)		4,833	292,300

				4,833	292,300
FCL Graphics, Inc. (8%)*	Commercial Printing Services	Senior Note (8%, Due 5/12)	1,669,200	1,663,083	1,663,083
		Senior Note (12%, Due 5/13)	2,000,000	1,993,191	1,993,191
		2nd Lien Note (18%, Due 11/13)	3,393,186	3,382,162	3,382,162

			7,062,386	7,038,436	7,038,436
Fire Sprinkler Systems, Inc. (1%)*	Specialty Trade Contractors	Subordinated Notes (12%, Due 04/11)	2,388,362	2,356,781	1,000,000
		Common Stock (283 shares)		282,905	11,719

			2,388,362	2,639,686	1,011,719
Garden Fresh Restaurant Corp. (4%)*	Restaurant	2nd Lien Note (11%, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	583,600

			3,000,000	3,500,000	3,583,600
Gerli & Company (2%)*	Specialty Woven Fabrics	Subordinated Note (14%, Due 08/11)	3,161,439	3,092,786	1,865,000
	Manufacturer	Common Stock Warrants (56,559 shares)		83,414	—

			3,161,439	3,176,200	1,865,000
Inland Pipe Rehabilitation Holding Company LLC (10%)*	Cleaning and Repair Services	Subordinated Note (14%, Due 01/14)	8,095,149	7,422,265	7,422,265
		Membership Interest Purchase Warrant (2.5%)		563,300	1,407,300

			8,095,149	7,985,565	8,829,565
Jenkins Service, LLC (10%)*	Restoration Services	Subordinated Note (17.5%, Due 04/14)	8,411,172	8,266,277	8,266,277
		Convertible Note (10%, Due 04/14)	1,375,000	1,336,993	1,336,993

			9,786,172	9,603,270	9,603,270

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Library Systems & Services, LLC (3%)*	Municipal Business Services	Subordinated Note (12%, Due 03/11)	$2,000,000	$1,948,573	$1,948,573
		Common Stock Warrants (112 shares)		58,995	802,500

			2,000,000	2,007,568	2,751,073
Novolyte Technologies, Inc. (8%)*	Specialty Manufacturing	Subordinated Note (16%, Due 04/15)	7,048,222	6,880,696	6,880,696
		Preferred Units (600 units)		600,000	600,000
		Common Units (22,960 units)		150,000	150,000

			7,048,222	7,630,696	7,630,696
Syrgis Holdings, Inc. (6%)*	Specialty Chemical Manufacturer	Senior Note (7%, Due 08/12-02/14)	4,632,500	4,602,773	4,602,773
		Common Units (2,114 units)		1,000,000	532,700

			4,632,500	5,602,773	5,135,473
TrustHouse Services Group, Inc. (5%)*	Food Management Services	Subordinated Note (14%, Due 09/15)	4,264,494	4,186,542	4,186,542
		Class A Units (1,495 units)		475,000	207,500
		Class B Units (79 units)		25,000	—

			4,264,494	4,686,542	4,394,042
Twin-Star International, Inc. (6%)*	Consumer Home Furnishings	Subordinated Note (15%, Due 04/14)	4,500,000	4,439,137	4,439,137
	Manufacturer	Senior Note (8%, Due 04/13)	1,301,921	1,301,921	1,301,921

			5,801,921	5,741,058	5,741,058
Waste Recyclers Holdings, LLC (13%)*	Environmental and Facilities Services	Subordinated Note (15.5%, Due 01/13)	9,106,995	8,935,266	8,935,266
		Class A Preferred Units (300 Units)		2,251,100	2,251,100
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	748,900
		Common Units (153,219 Units)		153,219	153,219

			9,106,995	12,088,485	12,088,485
Wholesale Floors, Inc. (4%)*	Commercial Services	Subordinated Note (14%, Due 06/14)	3,500,000	3,341,947	3,341,947
		Membership Interest Purchase Warrant (4.0)%		132,800	—

			3,500,000	3,474,747	3,341,947
Yellowstone Landscape Group, Inc. (14%)*	Landscaping Services	Subordinated Note (15%, Due 04/14)	13,261,710	12,965,889	12,965,889

			13,261,710	12,965,889	12,965,889

Subtotal Non — Control / Non — Affiliate Investments			133,090,259	138,413,589	135,712,877

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Affiliate Investments:
Asset Point, LLC (6%)*	Asset Management Software Provider	Subordinated Note (15%, Due 03/13)	$5,123,925	$5,035,428	$5,035,428
		Membership Units (10 units)		500,000	371,400

			5,123,925	5,535,428	5,406,828
Axxiom Manufacturing, Inc. (3%)*	Industrial Equipment Manufacturer	Subordinated Note (14%, Due 01/11)	2,124,037	2,103,277	2,103,277
		Common Stock (34,100 shares)		200,000	408,900
		Common Stock Warrant (1,000 shares)		—	10,600

			2,124,037	2,303,277	2,522,777
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”)(4) (4%)*	Oil and Gas Services	Subordinated Note — Brantley Transportation (14%, Due 12/12)	3,800,000	3,690,525	3,690,525
		Common Unit Warrants- Brantley Transportation (4,560 common
		units)		33,600	41,800
		Preferred Units — Pine Street (200 units)		200,000	139,200
		Common Unit Warrants — Pine Street (2,220 units)		—	—

			3,800,000	3,924,125	3,871,525
Dyson Corporation (12%)*	Custom Forging and Fastener	Subordinated Note (15%, Due 12/13)	10,318,750	10,123,339	10,123,339
	Supplies	Class A Units (1,000,000 units)		1,000,000	964,700

			10,318,750	11,123,339	11,088,039
Equisales, LLC (9%)*	Energy Products and Services	Subordinated Note (15%, Due 04/12)	6,319,315	6,226,387	6,226,387
		Class A Units (500,000 units)		500,000	2,322,400

			6,319,315	6,726,387	8,548,787
Flint Acquisition Corporation (2%)*	Specialty Chemical Manufacturer	Preferred Stock (9,875 shares)		308,333	1,984,500

				308,333	1,984,500
Genapure Corporation (1%)*	Lab Testing Services	Genapure Common Stock (5,594 shares)		563,602	472,100

				563,602	472,100

Subtotal Affiliate Investments			27,686,027	30,484,491	33,894,556

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Control Investments:
Fischbein, LLC (14%)*	Packaging and Materials Handling	Subordinated Note (16.5%, Due 05/13)	$7,184,066	$7,053,458	$7,053,458
	Equipment Manufacturer	Membership Units (4,200,000 units)		4,200,000	5,444,400

			7,184,066	11,253,458	12,497,858

Subtotal Control Investments			7,184,066	11,253,458	12,497,858

Total Investments, December 31, 2008 (199%)*			$167,960,352	$180,151,538	$182,105,291

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non — income producing.

(2)	Interest rates on subordinated debt include cash interest rate and, where applicable, paid — in — kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

See accompanying notes.

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments
December 31, 2007

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Non - Control / Non - Affiliate Investments:
Ambient Air Corporation (6%)*	Specialty Trade Contractors	Subordinated Note (12%, Due 03/11)	$3,144,654	$2,997,686	$2,997,686
		Subordinated Note (14%, Due 03/11)	1,872,075	1,833,206	1,833,206
		Common Stock Warrants (455 shares)		142,361	929,700

			5,016,729	4,973,253	5,760,592
APO Newco, LLC (5%)*	Commercial and Consumer	Subordinated Note (14%, Due 03/13)	4,315,262	4,214,957	4,214,957
	Marketing Products	Unit purchase warrant (87,302 Class C units)		25,200	199,000

			4,315,262	4,240,157	4,413,957
Art Headquarters, LLC (3%)*	Retail, Wholesale and Distribution	Subordinated Note (14%, Due 01/10)	2,441,824	2,397,556	2,397,556
		Membership unit warrants (15% of units (150 units))		40,800	9,800

			2,441,824	2,438,356	2,407,356
Assurance Operations Corporation (4%)*	Auto Components / Metal Fabrication	Subordinated Note (17%, Due 03/12)	3,828,527	3,776,608	3,776,608
		Common Stock (200 shares)		200,000	—

			3,828,527	3,976,608	3,776,608
Bruce Plastics, Inc. (1%)*	Plastic Component Manufacturing	Subordinated Note (14%, Due 10/11)	1,500,000	1,371,527	1,371,527
		Common Stock Warrants (12% of common stock)		108,534	—

			1,500,000	1,480,061	1,371,527
CV Holdings, LLC (5%)*	Specialty Healthcare Products	Subordinated Note (16%, Due 03/10)	4,976,360	4,932,535	4,932,535
	Manufacturer	Royalty rights		—	197,900

			4,976,360	4,932,535	5,130,435
Cyrus Networks, LLC (6%)*	Data Center Services Provider	Senior Note (9%, Due 07/13)	4,382,257	4,364,705	4,364,705
		2nd Lien Note (12%, Due 01/14)	907,663	907,663	907,663
		Revolving Line of Credit (9)%	70,880	70,880	70,880

			5,360,800	5,343,248	5,343,248
DataPath, Inc. (1%)*	Satellite Communication Manufacturer	Common Stock (210,263 shares)		101,500	576,400

				101,500	576,400

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Eastern Shore Ambulance, Inc. (1%)*	Specialty Health Care Services	Subordinated Note (13%, Due 03/11)	$1,000,000	$958,715	$958,715
		Common Stock Warrants (6% of common stock)		55,268	7,400
		Common Stock (30 shares)		30,000	1,900

			1,000,000	1,043,983	968,015
Energy Hardware Holdings, LLC (4%)*	Machined Parts Distribution	Subordinated Note (14.5%, Due 10/12)	3,265,142	3,196,108	3,196,108
		Junior Subordinated Note (8%, Due 10/12)	207,667	207,667	207,667

			3,472,809	3,403,775	3,403,775
FCL Graphics, Inc. (8%)*	Commercial Printing Services	Senior Note (9%, Due 5/12)	1,920,000	1,912,331	1,912,331
		Senior Note (13%, Due 5/13)	2,000,000	1,992,061	1,992,061
		2nd Lien Note (18%, Due 11/13)	3,145,481	3,133,096	3,133,096

			7,065,481	7,037,488	7,037,488
Fire Sprinkler Systems, Inc. (3%)*	Specialty Trade Contractors	Subordinated Notes (13%—17.5%, Due 04/11)	2,517,986	2,474,943	2,474,943
		Common Stock (250 shares)		250,000	41,700

			2,517,986	2,724,943	2,516,643
Flint Acquisition Corporation (5%)*	Specialty Chemical Manufacturer	Subordinated Note (12.5%, Due 09/09)	3,750,000	3,719,770	3,719,770
		Preferred Stock (9,875 shares)		308,333	1,074,100

			3,750,000	4,028,103	4,793,870
Garden Fresh Restaurant Corp. (4%)*	Restaurant	2nd Lien Note (13%, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	446,600

			3,000,000	3,500,000	3,446,600
Gerli & Company (3%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (14%, Due 08/11)	3,114,063	3,017,205	3,017,205
		Common Stock Warrants (56,559 shares)		83,414	84,500

			3,114,063	3,100,619	3,101,705
Library Systems & Services, LLC (3%)*	Municipal Business Services	Subordinated Note (12%, Due 03/11)	2,000,000	1,927,075	1,927,075
		Common Stock Warrants (112 shares)		58,995	594,300

			2,000,000	1,986,070	2,521,375

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Syrgis Holdings, Inc. (6%)*	Specialty Chemical Manufacturer	Senior Note (9%, Due 08/12-2/14)	$4,932,500	$4,896,481	$4,896,481
		Common Units (2,114 units)		1,000,000	1,000,000

			4,932,500	5,896,481	5,896,481
Twin-Star International, Inc. (6%)*	Consumer Home Furnishings	Subordinated Note (13%, Due 04/14)	4,500,000	4,429,439	4,429,439
	Manufacturer	Senior Note (8%, Due 04/13)	1,492,500	1,492,500	1,492,500

			5,992,500	5,921,939	5,921,939

Subtotal Non — Control / Non — Affiliate Investments			64,284,841	66,129,119	68,388,014
Affiliate Investments:
Axxiom Manufacturing, Inc. (3%)*	Industrial Equipment	Subordinated Note (14%, Due 01/11)	2,081,321	2,051,882	2,051,882
	Manufacturer	Common Stock (34,100 shares)		200,000	543,600
		Common Stock Warrant (1,000 shares)		—	12,200

			2,081,321	2,251,882	2,607,682
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”)(4) (4%)*	Oil and Gas Services	Subordinated Note — Brantley Transportation (14%, Due 12/12)	3,800,000	3,670,336	3,670,336
		Common Unit Warrants — Brantley Transportation (4,560 common
		units)		33,600	33,600
		Preferred Units — Pine Street (200 units)		200,000	200,000
		Common Unit Warrants — Pine Street (2,220 units)		—	—

			3,800,000	3,903,936	3,903,936
Dyson Corporation (12%)*	Custom Forging and Fastener	Subordinated Note (15%, Due 12/13)	10,009,167	9,789,167	9,789,167
	Supplies	Class A Units (1,000,000 units)		1,000,000	1,000,000

			10,009,167	10,789,167	10,789,167
Equisales, LLC (7%)*	Energy Products and Services	Subordinated Note (15%, Due 04/12)	6,129,723	6,014,677	6,014,677
		Class A Units (500,000 units)		500,000	500,000

			6,129,723	6,514,677	6,514,677

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Genapure Corporation (“Genapure”) and Genpref, LLC (“Genpref”)(5)(1%)*	Lab Testing Services	Genapure Common Stock (4,286 shares)		$500,000	$675,122
		Genpref Preferred Stock (455 shares)		63,602	85,878

				563,602	761,000

Subtotal Affiliate Investments			22,020,211	24,023,264	24,576,462
Control Investments:
ARC Industries, LLC (3%)*	Remediation Services	Subordinated Note (19%, Due 11/10)	2,403,521	2,373,358	2,373,358
		Membership Units (3,000 units)		175,000	118,700

			2,403,521	2,548,358	2,492,058
Fischbein, LLC (14%)*	Packaging and Materials Handling	Subordinated Note (16.5%, Due 05/13)	8,660,723	8,507,806	8,507,806
	Equipment Manufacturer	Membership Units (4,200,000 units)		4,200,000	4,200,000

			8,660,723	12,707,806	12,707,806
Porter’s Group, LLC (5%)*	Metal Fabrication	Membership Units (4,730 units)		471,254	4,871,900

				471,254	4,871,900

Subtotal Control Investments			11,064,244	15,727,418	20,071,764

Total Investments, December 31, 2007 (121%)*			$97,369,296	$105,879,801	$113,036,240

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non — income producing.

(2)	Interest rates on subordinated debt include cash interest rate and, where applicable, paid — in — kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

(5)	Genpref is the sole owner of Genapure’s preferred stock and its sole business purpose is its ownership of Genapure’s preferred stock.

See accompanying notes.

Triangle Capital Corporation

Notes to Financial Statements

1.	Organization, Basis of Presentation and Summary of Significant Accounting Policies

Organization

Triangle Capital Corporation (the “Company”), was formed on October 10, 2006 for the purposes of acquiring 100% of the equity interest in Triangle Mezzanine Fund LLLP (the “Fund”) and its general partner, Triangle Mezzanine LLC (“TML”), raising capital in an initial public offering, which was completed in February 2007 (the “IPO”) and thereafter operating as an internally managed Business Development Company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”).

The Fund is a specialty finance limited liability limited partnership formed to make investments primarily in middle market companies located throughout the United States. The Fund’s term is ten years from the date of formation (August 14, 2002) unless terminated earlier or extended in accordance with provisions of the limited partnership agreement. On September 11, 2003, the Fund was licensed to operate as a Small Business Investment Company (SBIC) under the authority of the United States Small Business Administration (SBA). As a SBIC, the Fund is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments.

On February 21, 2007, concurrent with the closing of the IPO, the following formation transactions were consummated (the “Formation Transactions”):

•	The Company acquired 100% of the limited partnership interests in the Fund in exchange for approximately 1.9 million shares of the Company’s common stock. The Fund became a wholly owned subsidiary of the Company, retained its license under the authority of the United States Small Business Administrations (“SBA”) to operate as a Small Business Investment Company (“SBIC”) and continues to hold its existing investments and make new investments with the proceeds of the IPO; and

•	The Company acquired 100% of the equity interests in TML, and the management agreement between the Fund and Triangle Capital Partners, LLC was terminated.

The IPO consisted of the sale of 4,770,000 shares of Common Stock at a price of $15 per share, resulting in net proceeds of approximately $64.7 million, after deducting offering costs totaling approximately $6.8 million. Upon completion of the IPO, the Company had 6,686,760 common shares outstanding.

As a result of completion of the IPO and formation transactions, the Fund became a 100% wholly owned subsidiary of the Company. The General partner of the Fund is the New General Partner (which is wholly owned by the Company) and the limited partners of the Fund are the Company (99.9%) and the New General Partner (0.1%).

The Company currently operates as a closed - end, non - diversified investment company and has elected to be treated as a BDC under the 1940 Act. The Company is internally managed by its executive officers (previously employed by the Fund’s external manager) under the supervision of its board of directors. For all periods subsequent to the consummation of the IPO and the Formation Transactions, the Company does not pay management or advisory fees, but instead incurs the operating costs associated with employing executive management and investment and portfolio management professionals.

Basis of Presentation

The financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries, including the Fund. The Fund does not consolidate portfolio company investments.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The Formation Transactions discussed above involved an exchange of shares of the Company’s common stock between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Statement of Financial

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

Accounting Standards No. 141, Business Combinations (“SFAS 141”), the Company’s results of operations and cash flows for the year ended December 31, 2007 are presented as if the Formation Transactions had occurred as of January 1, 2007. In addition, in accordance with SFAS 141, the results of the Company’s operations and its cash flows for the year ended December 31, 2006 have been presented on a combined basis in order to provide comparative information with respect to prior periods. The effects of all intercompany transactions between the Company and its subsidiaries have been eliminated in consolidation/combination. All financial data and information included in these financial statements have been presented on the basis described above.

Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments

The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). Under SFAS 157, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by SFAS 157 are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company invests primarily in debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its investments at fair value, as determined in good faith by the Board of Directors (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, the Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with the portfolio company’s senior management

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

In making the good faith determination of the value of debt securities, the Company starts with the cost basis of the security, which includes the amortized original issue discount, and payment-in-kind (PIK) interest, if any. The Company also uses a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, management utilizes an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating (discussed below), (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, and (iv) current pricing and credit metrics for similar proposed and executed investment transactions. In valuing equity securities of private companies, the Company considers valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

Duff & Phelps, LLC (“Duff & Phelps”), an independent valuation firm, provides third party valuation consulting services to the Company which consist of certain limited procedures that the Company identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

For the quarter ended March 31, 2007, the Company asked Duff & Phelps to perform the procedures on investments in five portfolio companies comprising approximately 26% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2007. For the quarter ended June 30, 2007, the Company asked Duff & Phelps to perform the procedures on investments in five portfolio companies comprising approximately 28% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of June 30, 2007. For the quarter ended September 30, 2007, the Company asked Duff & Phelps to perform the procedures on investments in five portfolio companies comprising approximately 29% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of September 30, 2007. For the quarter ended December 31, 2007, the Company asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 23% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of December 31, 2007. For the quarter ended March 31, 2008, the Company asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 35% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2008. For the quarter ended June 30, 2008, the Company asked Duff & Phelps to perform the procedures on investments in five portfolio companies comprising approximately 18% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of June 30, 2008. For the quarter ended September 30, 2008, the Company asked Duff & Phelps to perform the procedures on investments in eight portfolio companies comprising approximately 29% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of September 30, 2008. For the quarter ended December 31, 2008, the Company asked Duff & Phelps to perform the procedures on investments in eight portfolio companies

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

comprising approximately 34% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of December 31, 2008. Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. The Board of Directors of Triangle Capital Corporation is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

Warrants

When originating a debt security, the Company will sometimes receive warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity - related securities received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount and accreted into interest income over the life of the loan.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains or losses are recorded upon the sale or liquidation of investments and calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the valuation of the investments and the cost basis of the investments.

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25.0% of the voting securities of such company or has greater than 50.0% representation on its board. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5.0% and 25.0% of the voting securities of such company.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash equivalents.

Deferred Financing Fees

Costs incurred to obtain long-term debt are capitalized and are amortized over the term of the debt agreements using the effective interest method.

Depreciation

Furniture, fixtures and equipment are depreciated on a straight-line basis over an estimated useful life of five years. Software and computer equipment are depreciated over an estimated useful life of three years.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

Investment Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received in connection with loan agreements are recorded as deferred income and recognized as income over the term of the loan. Loan prepayment penalties and loan amendment fees are recorded into income when received. Any previously deferred fees are immediately recorded into income upon prepayment of the related loan.

Payment in Kind Interest

The Company holds loans in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and is recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.

Management Fee

Prior to the consummation of the Formation Transactions, the Fund was managed by Triangle Capital Partners, LLC, a related party that was majority-owned by three members of the Company’s management, including the Company’s Chief Executive Officer. Triangle Capital Partners, LLC was entitled to a quarterly management fee, which was payable at an annual rate of 2.5% of total aggregate subscriptions of all institutional partners and capital available from the SBA. Payments of the management fee were made quarterly in advance. Certain direct expenses such as legal, audit, tax and limited partner expense were the responsibility of the Fund. The management fee for the years ended December 31, 2007 and 2006 was $232,423 and $1,589,070, respectively. In conjunction with the consummation of the Formation Transactions in February 2007, the management agreement was terminated.

Income Taxes

From the date of its formation, October 10, 2006 through December 31, 2006, Triangle Capital Corporation was taxed under Subchapter C of the Internal Revenue Code. Prior to the consummation of the Formation Transactions, Triangle Mezzanine Fund LLLP recorded no provision for income taxes in its financial statements because all income, deductions, gains, losses, and credits were reported in the tax returns of the partners.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

For all periods subsequent to February 21, 2007, the Company intends to elect to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Code. As a RIC, so long as the Company meets certain minimum distribution, source-of-income and asset diversification requirements, it generally is required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains.

In addition, the company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for GAAP purposes, such that the company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass - through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass - through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. Where the LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Statements of Operations.

Segments

The Company lends to and invests in customers in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment. All applicable segment disclosures are included in or can be derived from the Company’s financial statements.

Concentration of Credit Risk

The Company’s investees are generally lower middle-market companies in a variety of industries. At December 31, 2008, there were no individual investments greater than 10% of the fair value of the Company’s portfolio. At December 31, 2007, the Company had one investment that was individually greater than or equal to 10% of the total fair value of its investment portfolio. This investment represented approximately 11% of the total fair value of the Company’s investment portfolio. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investees.

The Company’s investments carry a number of risks including, but not limited to: 1) investing in lower middle market companies which have a limited operating history and financial resources; 2) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors; 3) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.

Dividends

Dividends and distributions to common stockholders are approved by the Company’s Board of Directors and the dividend payable is recorded on the ex-dividend date.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of dividends on behalf of its shareholders, unless a shareholder elects to receive cash. As a result, when the Company declares a dividend, shareholders who have not opted out of the DRIP will have their dividends automatically reinvested in shares of the Company’s common stock, rather than receiving cash dividends.

On May 9, 2007, the Company declared a dividend of $0.15 per common share, payable on June 28, 2007 to shareholders of record on May 31, 2007. The total amount of the dividend was approximately $1.0 million, of which approximately $358,000 was paid in cash and approximately $645,000 was reinvested in new shares of the Company’s common stock.

On August 8, 2007, the Company declared a dividend of $0.26 per common share, payable on September 27, 2007 to shareholders of record on August 30, 2007. The total amount of the dividend was approximately $1.75 million, of which approximately $769,000 was paid in cash and approximately $981,000 was reinvested in new shares of the Company’s common stock.

On November 7, 2007, the Company declared a dividend of $0.27 per common share, payable on December 27, 2007 to shareholders of record on November 29, 2007. The total amount of the dividend was approximately $1.84 million, all of which was paid in cash.

On December 14, 2007, the Company declared a dividend of $0.30 per common share, payable on January 28, 2008 to shareholders of record on December 31, 2007. The total amount of the dividend was approximately $2.04 million and is reflected as dividends payable in the Company’s financial statements as of December 31, 2007.

On May 7, 2008, the Company declared a dividend of $0.31 per common share, payable on June 26, 2008 to shareholders of record on June 5, 2008. The total amount of the dividend was approximately $2.14 million, all of which was paid in cash.

On July 21, 2008, the Company declared a dividend of $0.35 per common share, payable on September 4, 2008 to shareholders of record on August 14, 2008. The total amount of the dividend was approximately $2.42 million, all of which was paid in cash.

On October 9, 2008, the Company declared a dividend of $0.38 per common share, payable on November 20, 2008 to shareholders of record on October 30, 2008. The total amount of the dividend was approximately $2.63 million, all of which was paid in cash.

On December 7, 2008, the Company declared a dividend of $0.40 per common share, payable on January 6, 2009 to shareholders of record on December 23, 2008. The total amount of the dividend was approximately $2.77 million and is reflected as dividends payable in the Company’s financial statements as of December 31, 2008.

Allocations and Distributions of the Fund

During 2006, the Fund distributed $5,000,010 in cash to the former limited partners of the Fund and recorded a partners distribution payable of $531,566 to the former General Partner, which was distributed in the first quarter of 2007. In addition, in the second quarter of 2007, the Fund distributed $220,047 in cash to the former General Partner and former limited partners of the Fund.

Per Share Amounts

Per share amounts included in the Statements of Operations are computed by dividing net investment income and net increase in net assets resulting from operations by the weighted average number of shares of common stock outstanding for the period. As the Company has no common stock equivalents outstanding,

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

diluted per share amounts are the same as basic per share amounts. Net asset value per share is computed by dividing total net assets by the number of common shares outstanding as of the end of the period.

Recently Issued Accounting Standards

On January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles (“GAAP”) and expands disclosures about fair value measurements. The changes to previous practice resulting from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The definition of fair value retains the exchange price notion used in earlier definitions of fair value. SFAS 157 clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. SFAS 157 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, SFAS 157 provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The Company’s adoption of SFAS 157 resulted in additional unrealized depreciation of approximately $0.2 million in the three months ended March 31, 2008.

2.	Investments

As described above, effective January 1, 2008, the Company adopted SFAS 157 for its financial assets. The Company has changed its balance sheet presentation for all periods to reclassify deferred loan origination revenue to the associated debt investments. Prior to the adoption of SFAS 157, the Company reported deferred loan origination revenue as a single line item on the Consolidated Balance Sheets. This change in presentation had no impact on the aggregate net cost or fair value of the Company’s investment portfolio and had no impact on the Company’s financial position or results of operations.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

		Percentage of		Percentage of
	Cost	Total Portfolio	Fair Value	Total Portfolio

December 31, 2008:
Subordinated debt and 2nd lien notes	$147,493,871	82%	$143,015,291	79%
Senior debt	16,269,628	9	16,269,628	9
Equity shares	13,684,269	8	17,301,372	9
Equity warrants	1,829,370	1	4,644,600	3
Royalty rights	874,400	—	874,400	—

	$180,151,538	100%	$182,105,291	100%

December 31, 2007:
Subordinated debt and 2nd lien notes	$80,902,982	76%	$80,902,982	72%
Senior debt	14,728,958	14	14,728,958	13
Equity shares	9,699,689	9	15,335,900	13
Equity warrants	548,172	1	1,870,500	2
Royalty rights	—	—	197,900	—

	$105,879,801	100%	$113,036,240	100%

During the year ended December 31, 2008, the Company made twelve new investments totaling $91.0 million, additional debt investments in an existing portfolio company of $1.9 million and four additional equity investments in existing portfolio companies totaling approximately $0.2 million. During the year ended December 31, 2007, the Company made nine new investments totaling $62.2 million, one additional debt investment in an existing portfolio company of $1.9 million and one additional equity investment in an existing portfolio company of approximately $0.1 million. During the year ended December 31, 2006, the Company made nine new investments totaling $21.5 million.

The following table presents the Company’s financial instruments carried at fair value as of December 31, 2008, on the consolidated balance sheet by SFAS 157 valuation hierarchy, as previously described:

	Fair Value at December 31, 2008
	Level 1	Level 2	Level 3	Total

Portfolio company investments	$—	$—	$182,105,291	$182,105,291

	$—	$—	$182,105,291	$182,105,291

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

The following table reconciles the beginning and ending balances of our portfolio company investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2008:

Year Ended
December 31,
2008

Fair value of portfolio, January 1, 2008	$113,036,240
New investments	93,054,022
Proceeds from sale of investment	(3,631,876)
Loan origination fees received	(1,686,996)
Principal repayments received	(17,336,521)
Payment in kind interest earned	3,761,786
Payment in kind interest payments received	(1,978,498)
Accretion of loan discounts	169,548
Accretion of deferred loan origination revenue	484,664
Realized gains on investments	1,435,608
Unrealized losses on investments	(5,202,686)

Fair value of portfolio, December 31, 2008	$182,105,291

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Company’s statements of operations. Pre-tax net unrealized losses on investments of $0.8 million during the year ended December 31, 2008 are related to portfolio company investments that are still held by the Company as of December 31, 2008.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

3.	Long-Term Debt

The Company has the following debentures outstanding guaranteed by the SBA:

		Prioritized	December 31,	December 31,
Issuance/Pooling Date	Maturity Date	Return Rate	2008	2007

September 22, 2004	September 1, 2014	5.539%	$8,700,000	$8,700,000
March 23, 2005	March 1, 2015	5.893%	13,600,000	13,600,000
September 28, 2005	September 1, 2015	5.796%	9,500,000	9,500,000
February 1, 2007	March 1, 2017	6.231%	4,000,000	4,000,000
March 26, 2008	March 1, 2018	6.191%	6,410,000	1,210,000
March 27, 2008	September 1, 2018	6.580%	4,840,000	—
April 11, 2008	September 1, 2018	6.442%	9,400,000	—
April 28, 2008	September 1, 2018	6.442%	15,160,000	—
May 29, 2008	September 1, 2018	6.442%	5,000,000	—
May 29, 2008	September 1, 2018	6.442%	5,000,000	—
June 11, 2008	September 1, 2018	6.442%	5,000,000	—
June 24, 2008	September 1, 2018	6.442%	2,500,000	—
August 28, 2008	September 1, 2018	6.442%	1,000,000	—
August 28, 2008	September 1, 2018	6.442%	2,000,000	—
August 28, 2008	September 1, 2018	6.442%	1,000,000	—
October 24, 2008	March 1, 2019	4.545%	4,000,000	—
October 28, 2008	March 1, 2019	4.500%	4,000,000	—
October 31, 2008	March 1, 2019	4.099%	4,000,000	—
October 31, 2008	March 1, 2019	4.099%	4,000,000	—
November 4, 2008	March 1, 2019	3.861%	4,000,000	—
November 4, 2008	March 1, 2019	3.861%	2,000,000	—

			$115,110,000	$37,010,000

Interest payments are payable semi-annually. There are no principal payments required on these issues prior to maturity. Debentures issued prior to September 2006 were subject to prepayment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006.

Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of December 31, 2008, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $137.1 million (which amount is subject to an annual inflation adjustment). Under the provisions of the recently enacted American Recovery and Reinvestment Act of 2009, the Company’s maximum borrowing under the SBA-guaranteed debenture program has been increased to $150 million. With $65.3 million of regulatory capital as of December 31, 2008, the Fund has the current capacity to issue up to a total of $130.6 million of SBA guaranteed debentures. In addition to the one - time 1.0% fee on the total commitment from the SBA, the Company also pays a one-time 2.425% fee on the amount of each debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rates for all SBA guaranteed debentures as of December 31, 2008 and December 31, 2007 were 5.811% and 5.826%, respectively. The weighted average interest rate as of December 31, 2008 includes $93.1 million of pooled SBA-guaranteed debentures with a weighted average fixed interest rate of 6.19% and $22.0 million of unpooled SBA-guaranteed debentures with a weighted average interim interest rate of 4.19%.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

During 2008, the Company entered into an uncommitted short-term offering basis loan agreement with a financial institution (the “Loan Agreement”) under which the financial institution may make loans to the Company in amounts not exceeding $15.0 million in the aggregate. The term of any advances made under the Loan Agreement may not exceed 45 days and bear interest at LIBOR plus 275 basis points. As of December 31, 2008, there were no borrowings outstanding under the Loan Agreement.

4.	Income Taxes

From the date of its formation, October 10, 2006 up to December 31, 2006, Triangle Capital Corporation was taxed under Subchapter C of the Internal Revenue Code. Prior to the consummation of the Formation Transactions, Triangle Mezzanine Fund LLLP recorded no provision for income taxes in its financial statements because all income, deductions, gains, losses, and credits were reported in the tax returns of the partners.

For all periods subsequent to February 21, 2007, the Company intends to elect to be treated as a RIC under Subchapter M of the Internal Revenue Code (the “Code”). Provided the Company continues to qualify as a RIC, its income generally will not be subject to federal income or excise tax to the extent it makes the requisite distributions to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2008 and 2007, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to differences in the tax basis and book basis of investments sold during the year as follows:

Year Ended December 31, 2008:
Additional paid-in capital	$612,399
Investment income in excess of distributions	$(151,906)
Accumulated realized gains on investments	$(460,493)
Year Ended December 31, 2007:
Investment income in excess of distributions	$649,856
Additional paid-in capital	$(649,856)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2008 and 2007 was as follows:

Year Ended December 31, 2008:
Ordinary income(a)	$9,817,002

Distributions on a Tax Basis	$9,817,002

Year Ended December 31, 2007:
Ordinary income(a)	$5,993,469

Distributions on a Tax Basis	$5,993,469

(a)	Ordinary income is reported on form 1099-DIV as non-qualified.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

For federal income tax purposes, the cost of investments owned at December 31, 2008 and 2007 was approximately $181.2 and $107.3 million, respectively.

At December 31, 2008 and 2007, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Assets and Liabilities by temporary and other book/tax differences, primarily relating to depreciation expense, stock-based compensation, accruals of defaulted debt investment interest and the tax treatment of certain partnership investments, as follows.

December 31, 2008:
Undistributed net investment income	$634,803
Accumulated Capital Gains	356,495
Other permanent differences relating to the Company’s Formation	1,975,543
Other temporary differences	(317,111)
Unrealized Appreciation	931,730

Components of Distributable Earnings at December, 31, 2008	$3,581,460

December 31, 2007:
Accumulated Capital Losses	$(618,620)
Other permanent differences relating to the Company’s Formation	1,834,692
Other temporary differences	34,166
Unrealized Appreciation	5,266,122

Components of Distributable Earnings at December, 31, 2007	$6,516,360

During 2008, the Company utilized net capital loss carryforwards of $618,620.

5.	Equity Compensation Plan

The Company’s Board of Directors and stockholders have approved the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (the “Plan”), under which there are 900,000 shares of the Company’s Common Stock authorized for issuance. Under the Plan, the Board (or compensation committee, if delegated administrative authority by the Board) may award stock options, restricted stock or other stock based incentive awards to executive officers, employees and directors. The terms of equity-based awards granted under the Plan generally will vest ratably over one- to four-year periods.

The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by Statement of Accounting Standards No. 123R, “Share-Based Payment.” Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize this fair value to compensation expense over the requisite service period or vesting term.

On May 7, 2008, the Company’s Board of Directors granted 113,500 restricted shares of our common stock to certain employees and independent directors. These restricted shares had a total grant date fair value of approximately $1.3 million, which will be expensed on a straight-line basis over each respective award’s vesting period. In the year ended December 31, 2008, the Company recognized equity-based compensation expense of approximately $0.3 million. This expense is included in general and administrative expenses in the Company’s consolidated statements of operations. As of December 31, 2008, the Company has a total of 113,500 restricted shares outstanding.

As of December 31, 2008, there was approximately $1.0 million of total unrecognized compensation cost, related to the Company’s non-vested restricted shares. This cost is expected to be recognized over a weighted-average period of approximately 3.0 years.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

6.	Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend credit, in the form of loans, to the Company’s portfolio companies. The balance of unused commitments to extend credit as of December 31, 2008 was approximately $0.3 million. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

The Company’s headquarters is leased under an agreement that expires on December 31, 2013. Rent expense for the years ended December 31, 2008 and 2007 was approximately $122,000 and $98,000, respectively, and the rent commitment for the five years ending December 31, 2013 are as follows: 2009 - $275,124, 2010 - $281,409, 2011 - $287,805, 2012 - $294,531, 2013 - $301,368.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

7.	Financial Highlights

	Year Ended December 31,
	2008	2007	2006(1)	2005(1)	2004(1)
	(Consolidated)	(Consolidated)	(Combined)	(Combined)	(Combined)

Per share data:
Net asset value at beginning of period(2)	$13.74	$13.44	N/A	N/A	N/A
Net investment income(3)	1.54	0.96	N/A	N/A	N/A
Net realized gain (loss) on investments(3)	0.21	(0.09)	N/A	N/A	N/A
Net unrealized appreciation (depreciation) on investments(3)	(0.62)	0.45	N/A	N/A	N/A

Total increase from investment operations(3)	1.13	1.32	N/A	N/A	N/A
Dividends declared	(1.44)	(0.98)	N/A	N/A	N/A
Shares issued pursuant to Dividend Reinvestment Plan	—	0.24	N/A	N/A	N/A
Distribution to partners(3)	—	(0.03)	N/A	N/A	N/A
Income tax provision(3)	(0.02)	(0.01)	N/A	N/A	N/A
Other(4)	(0.19)	(0.24)	N/A	N/A	N/A

Net asset value at end of period	$13.22	$13.74	N/A	N/A	N/A

Market value at end of period(5)	$10.20	$12.40	N/A	N/A	N/A

Shares outstanding at end of period	6,917,363	6,803,863	N/A	N/A	N/A
Net assets at end of period	$91,514,982	$93,472,353	$25,156,811	$11,364,547	$5,003,825
Average net assets(2)	$94,584,281	$92,765,399	$20,447,456	$7,654,010	$5,104,796
Ratio of operating expenses to average net assets	11%	7%	18%	43%	40%
Ratio of net investment income to average net assets	11%	7%	15%	35%	(1)%
Ratio of total capital called to total capital commitments	N/A	N/A	100%	50%	35%
Portfolio turnover ratio	13%	13%	7%	39%	0%
Total return(6)	(6)%	(11)%	18%	4%	(29%)

(1)	Per share data for the years ended December 31, 2006, 2005, and 2004 is not presented as there were no shares of Triangle Capital Corporation outstanding during the period.

(2)	Average net assets for the year ended December 31, 2007 are presented as if the IPO and Formation Transactions had occurred on January 1, 2007. See Note 1 for a further description of the basis of presentation of the Company’s financial statements.

(3)	Weighted average basic per share data.

(4)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(5)	Represents the closing price of the Company’s common stock on the last day of the period.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

(6)	The total return for the year ended December 31, 2008 equals the change in the ending market value of the Company’s common stock during the period, plus dividends declared per share during the period, divided by the market value of the Company’s common stock on the first day of the period. The total return for the year ended December 31, 2007 equals the change in the ending market value of the Company’s common stock from the IPO price of $15.00 per share plus dividends declared per share during the period, divided by the IPO price. Total return is not annualized.

8.	Selected Quarterly Financial Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters in the two years ended December 31, 2008. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008

Total investment income	$3,863,984	$5,020,091	$5,869,637	$6,605,786
Net investment income	1,913,695	2,542,442	3,211,706	2,954,435
Net increase in net assets resulting from operations	765,391	2,848,507	2,476,346	1,548,257
Net investment income per share	$0.28	$0.37	$0.46	$0.43

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007

Total investment income	$2,112,116	$3,287,224	$3,594,287	$3,742,216
Net investment income	804,730	1,643,998	1,992,001	1,982,480
Net increase in net assets resulting from operations	1,065,835	2,230,084	3,366,681	2,150,498
Net investment income per share	$0.12	$0.25	$0.30	$0.29

9.	Subsequent Event

On February 6, 2009, the Company invested an additional $3.8 million in the subordinated debt of Inland Pipe Rehabilitation (“Inland Pipe”), a provider of maintenance, inspection and repair services for piping, sewers, drains and storm lines. Under the terms of the investment, Inland Pipe will pay interest on the subordinated debt at a fixed rate of 18% per annum.

1,300,000 Shares

Common Stock

PROSPECTUS

RBC Capital Markets	BB&T Capital Markets	Morgan Keegan & Company, Inc.
          A Division of Scott & Stringfellow, LLC

Sterne Agee

The date of this prospectus supplement is August 6, 2009.